EXHIBIT - 10.43









                              AMENDED AND RESTATED
                                CREDIT AGREEMENT


                          Dated as of October 31, 1996

                                      Among

                         GOODY'S FAMILY CLOTHING, INC.,
                              GOODY'S MS, L.P. and
                                GOODY'S IN, L.P.,
                                  as Borrowers

                                  SYDOOG, INC.,
                             TREBOR OF TN, INC. and
                                 GOFAMCLO, INC.,
                                  as Guarantors

                       the Lenders identified herein, and

                   FIRST TENNESSEE BANK NATIONAL ASSOCIATION,
                             as Administrative Agent



                                  $ 100,000,000

                                                            #1008662.11


                              AMENDED AND RESTATED
                                CREDIT AGREEMENT


         THIS AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement"), dated as of October 31, 1996, is made and entered into on the terms and conditions hereinafter set forth, by and among GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation ("GFC"), GOODY'S MS, L.P., a Tennessee limited partnership ("Goody's MS"), GOODY'S IN, L.P., a Tennessee limited partnership ("Goody's IN"; GFC,
Goody's MS and Goody's IN are hereinafter collectively referred to as the "Borrowers"), SYDOOG, INC., a Delaware corporation ("SYDOOG"), TREBOR of TN, Inc., a Tennessee corporation ("TREBOR"), and GOFAMCLO, INC., a Delaware corporation ("GOFAMCLO"; SYDOOG, TREBOR and GOFAMCLO are hereinafter referred to collectively as the "Guarantors"), those several lenders who are or become parties to this Agreement (collectively, the "Lenders" and, individually, a "Lender") and FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association with principal offices in Memphis, Tennessee ("First Tennessee"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


THE PARTIES HERETO AGREE AS FOLLOWS:


                                    ARTICLE 1

                          DEFINITIONS, ACCOUNTING TERMS
                         AND PRINCIPLES OF CONSTRUCTION

         1.2 Defined Terms. In addition to terms defined elsewhere herein, the following terms, as used in this Agreement, shall have the respective meanings set forth below (terms defined in the singular to have the same meaning when used in the plural, and vice versa, unless otherwise expressly indicated):

                  "Administrative   Agent"  shall  mean  First   Tennessee  Bank
National Association or such successor Administrative Agent as may be appointed by the Lenders pursuant to Section 12.10 hereof.

                  "Affiliate" shall mean, as to any Person, any other Person, directly or indirectly controlling (including all directors, officers and employees of such Person), directly or indirectly controlled by or under direct or indirect common control with such Person.


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71314-1

11/4/96
71314-1
11/4/96
                  "Affiliate Agreements" shall mean the following agreements (a) License Agreements, substantially in the form of Exhibit 4.1B, between SYDOOG and GFC, Goody's MS and Goody's IN respectively, each dated October 31, 1996,
(b) Master Supply Agreements, substantially in the form of Exhibit 4.1C, between Goody's MS and GFC and Goody's IN respectively, each dated October 31, 1996, (c) Management Services Agreements, substantially in the form of Exhibit 4.1D, between GFC and Goody's MS, TREBOR and Goody's IN respectively, each dated October 31, 1996, and (d) Tax Sharing Agreements, substantially in the form of
Exhibit 4.1E, between GFC and SYDOOG, GOFAMCLO and TREBOR respectively, each dated October 31, 1996.

                  "Applicable Bankruptcy Law" shall mean, with respect to any Guarantor, Title 11 of the United States Code, as amended from time to time, and any other laws governing bankruptcy, suspension of payments, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency or other similar laws applicable to such Guarantor.

                  "Applicable Commercial Letter of Credit Fee Percentage" shall mean the percentage to be used to calculate Letter of Credit Fees for Commercial Letters of Credit from time to time, as provided in Section 2.13.

                  "Applicable Standby Letter of Credit Fee Percentage" shall mean the percentage to be used to calculate Letter of Credit Fees for Standby Letters of Credit from time to time, as provided in Section 2.13.

                  "Applicable LIBOR Margin" shall mean the margin to be added to LIBOR for purposes of determining the interest rate(s) applicable to LIBOR Loans from time to time, as provided in Section 2.13.

                  "Asset Acquisition" shall mean (a) any investment by any Borrower or Guarantor in any other Person pursuant to which such Person shall become a Subsidiary of such Borrower or Guarantor or shall be merged with any Borrower or Guarantor or (b) any acquisition by any Borrower or Guarantor of the assets of any Person that constitutes substantially all of an operating unit or business of such Person.

                  "Assignment and Acceptance" shall mean an assignment and acceptance, substantially in the form of Exhibit 13.2, between a transferor Lender and a proposed transferee, regarding the sale, assignment, transfer or other disposition (other than the sale of a participation) of all or any amount of the Commitments, Loans and participations in the Letters of Credit of such Lender.

                  "Base LIBOR" shall mean the rate per annum for offered Dollar deposits in the interbank Eurodollar market appearing on page 3750 of the TELERATE rate reporting system at about 11:00 a.m., Eastern time, on the Interest Rate Determination Date immediately prior to the beginning of the Interest Period for the corresponding LIBOR Loan, for the number of months comprised therein and in an amount equal to the amount of such LIBOR Loan to be outstanding during such Interest Period. Without limiting the provisions of
Section 2.14.3, in the event that prior to the Termination Date TELERATE quotes for Base Libor are discontinued or become unascertainable, the Administrative Agent shall designate a comparable resource for use in determining Base LIBOR for purposes hereof.

                  "Base Rate" shall mean, for any period, the fluctuating rate of interest per annum from time to time established by the Administrative Agent as its "prime rate", regardless of whether published or publicly announced. Each change in the Base Rate shall be effective as of the opening of business on the day such change occurs. The parties hereto acknowledge that the rate established by the Administrative Agent as its "prime rate" is an index or base rate and is not necessarily the lowest rate charged to its customers or other banks. In the event that prior to the Termination Date the Administrative Agent discontinues or abandons the practice of establishing a prime rate, or should the same become unascertainable, the Administrative Agent shall designate a comparable reference rate for use in determining the Base Rate for purposes hereof.

                  "Base Rate Loans" shall mean Loans bearing interest at rates determined by reference to the Base Rate.

     "Borrowing" shall mean a Revolving Credit Borrowing or a Letter of Credit Borrowing.

                  "Business Day" shall mean any day on which commercial banks in Knoxville, Tennessee, are neither authorized nor required by law or executive order to close and on which the New York Stock Exchange is not closed.

                  "Capital Expenditures" shall mean, as to the Borrowers and Guarantors for any period, the aggregate capital expenditures recorded by the Borrowers and Guarantors in conformity with GAAP, including charges in respect of Capitalized Lease Obligations exclusive of imputed interest on such Capitalized Lease Obligations.

                  "Capitalized Lease" shall mean, as to any Person, any lease of property by such Person as lessee that would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

                  "Capitalized Lease Obligations" shall mean, as to any Person, the capitalized amount of the obligations of such Person and its Subsidiaries under all Capitalized Leases.

                  "Cash Equivalents" shall mean, at any time,

     (a) Government Obligations having a maturity not exceeding ninety (90) days;
                  (b) commercial paper rated at least A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Services, Inc., having a maturity not exceeding ninety (90) days;

                  (c)  certificates  of deposit  or time  deposits  and  bankers acceptances  of (i) the  Lenders  or (ii) other  commercial  banks with capital and undivided surplus of at least $300,000,000 issuing commercial paper rated as described in the preceding clause (b) and organized and existing under, or chartered or otherwise qualified to do business under, the laws of the United States of America or any State thereof or the District of Columbia, having a maturity not exceeding one hundred and eighty (180) days;

                  (d) repurchase agreements or investment contracts having a maturity not exceeding ninety (90) days with a financial institution insured by the Federal Deposit Insurance Corporation, or any broker or dealer (as defined in the Securities Exchange Act of 1934) that is a dealer in government bonds and that is recognized by, trades with and reports to, a Federal Reserve Bank as a primary dealer in government securities; provided that in any case (i) collateral is pledged for the repurchase agreement or investment contract, which collateral consists of (A) Government Obligations or evidences of ownership of proportionate interests in future interest and principal payments on Government Obligations held by a bank or trust company as custodian, under which the owner of the investment is the real party in interest and has the right to proceed directly and individually against the obligor on such obligations, and which underlying obligations are held in a segregated account and not available to satisfy any claim of the custodian or any person claiming through the custodian or to whom the custodian may be obligated or (B) evidences of indebtedness issued by any of the following: Bank of Cooperatives, Export-Import Bank of the United States, Farmers Home Administration, Federal Financing Bank, Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation (including participation certificates), Federal Housing Administration, Federal Farm Credit Banks, Federal National Mortgage Association, Government National Mortgage Association, Inter-American Development Bank, International Bank for Reconstruction and Development, Small Business Administration or any other agency or instrumentality of the United States of America created by an act of Congress that is substantially similar to the foregoing in its legal relationship to the United States of America, (ii) the current market value of the collateral securing the repurchase agreement or investment contract is at least equal to the amount of the repurchase agreement or investment contract and (iii) the current market value of the collateral is determined not less frequently than monthly;

     (e) investments in money market funds substantially all of whose assets consist of securities of the types described in the foregoing clauses (a) through (d);

                  (f) investments in obligations the return with respect to which is excludable from gross income under Section 103 of the Code, having a maturity of not more than six (6) months or providing the holder the right to put such obligations for purchase at par upon not more than twenty-eight (28) days' notice, which are rated at least A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Services, Inc.;

     (g) bonds and debentures issued by domestic corporations which are rated at least A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Services, Inc. with a maturity of not more than ninety (90) days;

     (h) investments in tax free money market funds all of whose assets consist of securities of the types described in the foregoing clause (f); and

                  (i) investments, redeemable upon not more than seven (7) days' notice, in money market preferred municipal bond funds that are rated at least A by Standard & Poor's Corporation or by Moody's Investors Services, Inc.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Collateral Account" shall mean the Collateral Account described in Section 11.3.1.

                  "Commercial Letter of Credit Support Obligations" shall mean obligations of the any Borrower incurred in the ordinary course of its business to purchase inventory to be sold by such Borrower.

     "Commercial Letters of Credit" shall mean Letters of Credit issued in connection with Commercial Letter of Credit Support Obligations.

     "Commission" shall mean the Securities and Exchange Commission or any successor entity.

     "Commitment Fee" shall mean the fee payable pursuant to Section 2.11.2.

                  "Commitment Period" shall mean that period commencing on the date hereof and continuing to, but not including, the Termination Date.

                  "Commitments" shall mean the Revolving Credit Commitments and the Letter of Credit Commitments, which collectively are in the aggregate amount set forth in Section 2.1 and in the case of each Lender are in the initial amount set forth with such Lender's signature on this Agreement or the Assignment and Acceptance pursuant to which such Lender became a party hereto.

                  "Commonly Controlled Entity" shall mean a Person that is under common control with any Borrower or Guarantor within the meaning of subsection 414(b), (c), (m), (n) or (o) of the Code.

                  "Consolidated Net Income" shall mean the net income (or loss) after taxes of the Borrowers and Guarantors on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP, subject to customary exclusions with respect to extraordinary and nonrecurring items.

                  "Contingent Obligations" shall mean, as to any Person, any contingent obligation calculated in accordance with GAAP, and in any event shall include (without duplication) all indebtedness, obligations or other liabilities of such Person guaranteeing or in effect guaranteeing the payment or performance of any indebtedness, obligation or other liability, whether or not contingent (collectively, the "primary obligations"), of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including any indebtedness, obligation or other liability of such Person, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss with respect thereto.

                  "Contractual Obligations" shall mean, as to any Person, any and all indebtedness, obligations or other liabilities of such Person, now existing or hereafter arising, whether due or not due, absolute or contingent, liquidated or unliquidated, direct or indirect, express or implied, individually or jointly with others, pursuant to the provisions of any security issued by such Person or any document, instrument or agreement to which such Person is a party or by which such Person or any of its property is or may be bound or affected.

                  "Credit Fees" shall mean the credit fees payable as provided in Section 2.11.

                  "Current Assets" shall have the meaning afforded such term under GAAP.

                  "Current Liabilities" shall have the meaning afforded such term under GAAP.

                  "Current Ratio" shall mean the ratio of (a) Current Assets of the Borrowers and Guarantors to (b) (i) Current Liabilities of the Borrowers and Guarantors plus (ii) the outstanding amount of Loans.

                  "Default" shall mean any of the events specified in Section 11.1, regardless of whether any requirement for the giving of notice, the lapse of time or both has been satisfied.
                  "Default Rate" shall mean the rate(s) per annum otherwise applicable to Loans from time to time plus two percentage points (2.00).

                  "Dividends" shall mean, as to any Person for any period, (a) dividends, other distributions and other payments on account of the capital stock, or any warrants, options or other rights in respect of any capital stock, of such Person or its Subsidiaries that are recorded by such Person and its Subsidiaries on a consolidated basis (excluding any such dividends, distributions and other payments made solely to such Person or a wholly-owned Subsidiary of such Person by a Subsidiary of such Person), (b) amounts paid to purchase, redeem, retire or otherwise acquire for value any of the capital stock or any warrants, options or other rights in respect of the capital stock of such Person now or hereafter outstanding (excluding any such amounts paid solely to such Person or a wholly-owned Subsidiary of such Person by a Subsidiary of such Person) and (c) any assets segregated or set apart by such Person or its Subsidiaries, if any, for a sinking or analogous fund for the purchase, redemption or retirement or other acquisition of any capital stock, or any warrants, options or other rights in respect of any capital stock, of such Person or its Subsidiaries (excluding any assets so segregated or set apart with respect to any stock, warrants, options or other rights held by a wholly-owned Subsidiary of such Person); all determined in conformity with GAAP.

     "Dollars" and "$" shall mean lawful money of the United States of America.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "Event of Default" shall mean any of the events specified in Section 11.1.

     "Facilities" shall mean the Revolving Credit Facility and the Letter of Credit Facility.

                  "Federal Funds Rate" shall mean, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for each day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York.

                  "Fiscal Quarter" shall mean any three (3) month accounting period in a Fiscal Year.

                  "Fiscal Year" shall mean the period ending on the Saturday nearest the last day of January of each year.

                  "Funding Date" shall mean each of the respective dates on which the funding of a Borrowing made under this Agreement occurs.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

                  "Government Obligations" shall mean direct obligations of the United States of America or obligations for the full and prompt payment of which the full faith and credit of the United States of America is pledged.

                  "Governmental Authority" shall mean any nation, province, state or other political subdivision thereof and any government or any natural person or entity exercising executive, legislative, regulatory or administrative functions of or pertaining to government.

                  "Guaranteed Obligations" shall mean all the obligations of the Borrowers guaranteed by the Guarantors pursuant to Article 5.

                  "Guarantors" shall mean those Subsidiaries of GFC that now or hereafter execute this Agreement or any amendment hereto and agree to guarantee the Obligations of the Borrowers.

     "Guaranty" shall mean the guaranty of the Obligations of the Borrowers set forth in Article 5.

                  "Hazardous  Materials"  shall  mean  any  hazardous,  toxic or dangerous materials, substances, chemicals, wastes or pollutants that from time to time are defined by or pursuant to or are regulated under any Hazardous Materials Laws, including asbestos, polychlorinated biphenyls, petroleum, petroleum derivatives or by-products, other hydrocarbons, urea formaldehyde and any material, substance, pollutant or waste that is defined as a hazardous waste under RCRA or defined as a hazardous substance under CERCLA.

                  "Hazardous Materials Laws" shall mean all federal, state, regional, county or local laws, statutes, rules, regulations or ordinances, now or hereafter in effect, relating to the generation, recycling, use, reuse, sale, storage, handling, transport, treatment or disposal of Hazardous Materials, including the Comprehensive Environmental Response Compensation Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. ss.9601 et seq. ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Solid and Hazardous Waste Amendments of 1984, 42 U.S.C. ss.6901 et seq. ("RCRA"), the Clean Air Act, 42 U.S.C. ss. 7401, et seq. ("CAA"), the Toxic Substances Control Act, 15 U.S.C. ss. 2601 et seq. ("TSCA") and any rules, regulations and guidance documents promulgated or published thereunder, and any state, regional, county or local statute, law, rule, regulation or ordinance now or hereafter in effect that relates to public health, safety or the discharge, emission or disposal of Hazardous Materials in or to air, water, land or groundwater, to the withdrawal or use of groundwater, to the use, handling or disposal of asbestos, polychlorinated biphenyls, petroleum, petroleum derivatives or by-products, other hydrocarbons or urea formaldehyde, to the treatment, storage, disposal or management of Hazardous Materials, to exposure to Hazardous Materials or to the transportation, storage, disposal, management or release of gaseous or liquid substances, and any regulation, order, injunction, judgment, declaration, notice or demand issued thereunder.

                  "Highest Lawful Rate" shall mean, with respect to each Lender, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on debts outstanding hereunder or under the Notes, as the case may be, under the laws applicable to such Lender that are presently in effect or, to the extent allowed by law, under such applicable laws that may hereafter be in effect and that allow a higher maximum nonusurious interest rate than applicable laws now allow.

                  "Indebtedness" shall mean, as to any Person, all items that in accordance with GAAP would be material and would be shown on the balance sheet of such Person as a liability and in any event shall include (without duplication) (a) indebtedness for borrowed money or for notes, debentures or other debt securities, (b) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money,
(c) liabilities for all or any part of the deferred purchase price of property or services, (d) liabilities secured by any lien on any property or asset owned or held by such Person regardless of whether the indebtedness secured thereby shall have been assumed by or is a primary liability of such Person, (e) Capitalized Lease Obligations and (f) Contingent Obligations.

                  "Interest Payment Date" shall mean, (a) with respect to any Base Rate Loan, January 1, April 1, July 1 and October 1 of each year, commencing on the first such date after the applicable Funding Date, (b) with respect to any LIBOR Loan, the last day of the Interest Period applicable to such Loan, and (c) with respect to any Base Rate Loan or LIBOR Loan, the Termination Date.

                  "Interest Period" shall mean any interest period applicable to a LIBOR Loan as determined pursuant to Section 2.14.1.

                  "Interest Rate Determination Date" shall mean each date for calculating LIBOR for purposes of determining the interest rate in respect of an Interest Period, which in each case shall be the second (2nd) Business Day prior to the first (1st) day of the corresponding Interest Period.

     "Investment" shall have the meaning given such term in Section 9.4.

                  "Issuing Bank" shall mean any Lender which issues one or more Letters of Credit pursuant to a Letter of Credit Request made by Borrowers pursuant to Section 2.3.

                  "Last Four Fiscal Quarters" shall mean, as at any time, the Fiscal Quarter most recently ended plus the immediately preceding three Fiscal Quarters.

                  "Lending Office" shall mean with respect to any Lender or the Administrative Agent the office of each such Lender at the address specified on the signature pages hereto or in the Assignment and Acceptance pursuant to which it became a Lender, or such other office as any such Lender from time to time may specify to the Borrowers and the Administrative Agent.

                  "Letter of Credit Borrowing" shall mean a borrowing consisting of Letter of Credit Loans made to the Borrowers on the same day by the Lenders ratably according to their respective Commitments pursuant to the provisions of
Section 2.3.3.

                  "Letter of Credit Commitments" shall mean, at any time, (a) the commitment of the Lenders to issue Letters of Credit pursuant to the provisions of Section 2.3.1 and (b) the aggregate commitments of all the Lenders to (i) purchase participations in the Letter of Credit Liabilities pursuant to the provision of Section 2.4 and (ii) make Letter of Credit Loans to the Borrowers during the Commitment Period pursuant to the provisions of Section 2.3.4, and the "Letter of Credit Commitment" of any Lender at any time shall mean an amount equal to such Lender's Percentage multiplied by the then effective aggregate Letter of Credit Commitments under clause (b) above. The Letter of Credit Commitments are in the aggregate amount set forth in Section 2.1.

                  "Letter of Credit Facility" shall mean the letter of credit facility provided by the Lenders pursuant to the Letter of Credit Commitments as more particularly set forth in Section 2.3.

                  "Letter of Credit Fees" shall have the meaning given such term in Section 2.11.2.

                  "Letter of Credit Liabilities" shall mean all liabilities of the Borrowers to any Issuing Bank in respect of Letters of Credit, regardless of whether any such liability is contingent, and shall consist of the sum, without duplication, of (a) the amount available to be drawn or that may become available to be drawn under outstanding Letters of Credit (including all amounts committed to be paid by the Issuing Bank thereunder) and (b) all amounts that have been paid or made available by the Issuing Bank thereunder if and to the extent the Issuing Bank has not received reimbursement from the Borrowers pursuant to the terms hereof.

                  "Letter of Credit Loans" shall mean the Loans made by the Lenders to the Borrowers pursuant to the provisions of Section 2.3.3.

                  "Letter of Credit Request" shall mean a request substantially in the form of Exhibit 2.3.2 annexed hereto with respect to the proposed issuance of a Letter of Credit hereunder.

     "Letter of Credit Supportable Obligations" shall mean (a) Commercial Letter of Credit Support Obligations and (b) Standby Letter of Credit Support Obligations.

                  "Letters of Credit" shall mean all Letters of Credit issued by an Issuing Bank pursuant to the provisions of Section 2.3.1.

                  "LIBOR" shall mean the rate per annum equal to the product of Base LIBOR times Statutory Reserves.

                  "LIBOR Loans" shall mean Loans bearing interest at rates determined by reference to LIBOR.

                  "Lien" shall mean, as to any asset, (a) any lien, charge, claim, mortgage, security interest, pledge or other encumbrance of any kind with respect to such asset, (b) any interest of a vendor or lessor under any conditional sale agreement, Capitalized Lease or other title retention agreement relating to such asset, (c) any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease or other title exception affecting such asset, or (d) any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever
(including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction); provided, however, that the term Lien shall not include (i) the rights of Tishkoff Enterprises, Inc. in shoes and related items owned by Tishkoff Enterprises, Inc. and located at any of the Borrowers' stores pursuant to the License Agreement dated as of June 11, 1993 between GFC and Tishkoff Enterprises, Inc., and (ii) the interest of other vendors in any goods placed with Borrowers for sale by Borrowers on consignment, but only to the extent that the value of such goods in the aggregate does not exceed $2,500,000 at any time.

                   "Loan Documents" shall mean this Agreement, the Notes, the Pledge Agreement, the Letters of Credit and all other documents, instruments and agreements now or hereafter executed or delivered pursuant hereto or in connection herewith.

     "Loans" shall mean Revolving Credit Loans and Letter of Credit Loans.

                  "Material Contract" shall mean each contract to which any Borrower or Guarantor is a party (or by which it is bound) that requires payments (either to or for the benefit of, or by or on behalf of such Borrower or Guarantor) in excess of $2,500,000 in any twelve-month period (a) the cancellation, non-performance or non-renewal of which by any party thereto would have a material adverse effect on the condition (financial or otherwise), operations or properties of such Borrower or Guarantor, or (b) which is a lease, license, management or operating agreement, or other similar agreement that creates a possessory interest in real property, or (c) pursuant to which such Borrower or Guarantor may incur Indebtedness for borrowed money or Capitalized Lease Obligations; provided, however, that Material Contract shall not include purchase orders for the purchase of inventory entered into in the ordinary course of a Borrower's business.

                  "Multi-Employer Plan" shall mean any multiple employer plan, as defined in Section 4001(a)(3) of ERISA, that is maintained by any Borrower or Guarantor, or Subsidiary of any Borrower or Guarantor or a Commonly Controlled Entity.

                  "Notes" shall mean the promissory notes dated as of the date hereof, executed by the Borrowers in favor of the Lenders which shall evidence the indebtedness of the Borrowers to the Lenders in connection with the Loans made pursuant to this Agreement.

                  "Notice of Borrowing" shall mean a notice substantially in the form of Exhibit 2.2.4 annexed hereto with respect to a proposed Revolving Credit Borrowing.

                  "Notice of Conversion/Continuation" shall mean a notice substantially in the form of Exhibit 2.7.2 annexed hereto with respect to a proposed conversion or continuation of Loans bearing interest at a rate determined by reference to one basis to Loans bearing interest at a rate determined by reference to an alternative basis pursuant to Section 2.7.

                  "Obligations" shall mean, as to any Person, all Indebtedness, obligations and other liabilities of such Person of any kind and description owing to the Administrative Agent, an Issuing Bank or the Lenders, whether now existing or hereafter arising, due or not due, absolute or contingent, liquidated or unliquidated, direct or indirect, express or implied, individually or jointly with others, howsoever evidenced or acquired, pursuant to the provisions of this Agreement, the Notes and the other Loan Documents.

                  "Operating Lease" shall have the meaning afforded such term under GAAP.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to subtitle A of Title IV of ERISA.

                  "Percentage" shall mean, as to each Lender, the percentage set forth with such Lender's signature on this Agreement or the Assignment and Acceptance pursuant to which such Lender became a party hereto.

                  "Permitted Liens" shall mean Liens permitted pursuant to the provisions of Section 9.2.

                  "Person" shall mean an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, Governmental Authority or other form of entity not specifically listed herein.

                  "Plan" shall mean an employee pension benefit plan covered by Title IV of ERISA that is maintained by any Borrower or Guarantor or a Commonly Controlled Entity, and shall include any Single Employer Plan or any Multi-Employer Plan.

                  "Pledge Agreement" shall mean the Pledge and Security Agreement, substantially in the form of Exhibit 4.1A, executed by GFC, granting in favor of the Administrative Agent for the ratable benefit of the Lenders a security interest in the Pledged Stock and all proceeds thereof, together with all books and records pertaining thereto.

                  "Pledged Stock" shall mean all of the outstanding capital stock of SYDOOG, TREBOR and GOFAMCLO owned by GFC and pledged in favor of the Administrative Agent for the ratable benefit of the Lenders pursuant to the Pledge Agreement.

                  "Principal  Obligor"  shall  mean,  with  respect to a certain indebtedness or obligation, the Person creating, incurring, assuming or suffering to exist such indebtedness or obligation without becoming liable for same as a surety or guarantor.

                  "Purchase Money Debt" shall mean (a) Indebtedness of any Borrower or Guarantor that, within thirty (30) days of the purchase of equipment that constitutes Capital Expenditures in which such Borrower or Guarantor at any time prior to such purchase had no interest, is incurred to finance part or all of (but not more than) the purchase price of such assets, and (b) Indebtedness
(i) that constitutes a renewal, extension or refunding of, but not an increase in the principal amount of, Purchase Money Debt that is such by virtue of clause
(a), and (ii) that is binding only upon the obligor or obligors under the Purchase Money Debt being renewed, extended or refunded.

                  "Replacement Lender" shall have the meaning given such term in
Section 2.16.

     "Reportable Event" shall mean any of the events set forth under Section 4043(b) of ERISA or the PBGC regulations thereunder.

                 "Requirement of Law" shall mean, as to any Person (a) the partnership agreement, certificate of incorporation, bylaws or other organizational or governing documents of such Person; (b) any federal, state or local law, treaty, ordinance, rule or regulation; (c) any order, decree or determination of a court, arbitrator or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such person or any of its property is subject.

     "Requisite Lenders" shall mean at any time Lenders having at least sixty-six and two-thirds percent (66 %) of the Commitments.

                  "Responsible Officer" shall mean, as to any Person, either (a) its president or chief executive officer, or (b) with respect to financial matters, its president or chief executive officer or any vice president designated in writing by the chief executive officer to the Administrative Agent.

                  "Revolving Credit Borrowing" shall mean a borrowing consisting of Revolving Credit Loans made to the Borrowers on the same day by the Lenders ratably according to their respective Commitments pursuant to the provisions of
Section 2.2.
                  "Revolving Credit Commitments" shall mean, at any time, the commitment of all the Lenders, collectively, to make Revolving Credit Loans to the Borrowers during the Commitment Period pursuant to the provisions of Section 2.2, and the "Revolving Credit Commitment" of any Lender at any time shall mean an amount equal to such Lender's Percentage multiplied by the then effective aggregate Revolving Credit Commitments. The Revolving Credit Commitments are in the aggregate amount set forth in Section 2.1.

                  "Revolving Credit Facility" shall mean the revolving credit facility provided by the Lenders pursuant to the Revolving Credit Commitments as more particularly set forth in Section 2.2.

                  "Security Documents" shall mean the Pledge Agreement, together with all documents, instruments and agreements now or hereafter executed or delivered pursuant thereto or in connection therewith.

                  "Revolving Credit Loans" shall mean the Loans made by the Lenders to the Borrowers pursuant to the provisions of Section 2.2.

                  "Shareholders' Equity" shall have the meaning afforded such term under GAAP, provided, however, that the value of any intangible assets shall be excluded in calculating such amount.

     "Single  Employer  Plan"  shall mean any Plan that is not a  Multi-Employer
Plan.

                  "Solvent" shall mean, with respect to any Person on any particular date, that on such date (a) the fair value of the assets of such Person (both at fair valuation and at present fair saleable value) is, on the date of determination, greater than the total amount of liabilities, including contingent and unliquidated liabilities, of such Person, (b) such Person is able to pay all liabilities of such Person as they mature, and (c) such Person does not have unreasonably small capital with which to carry on its business. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities will be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can be reasonably expected to become an actual or matured liability.

                  "Standby Letter of Credit Support Obligations" shall mean (a) obligations of any Borrower incurred in the ordinary course of business with respect to workers' compensation, surety bonds and other similar statutory obligations and (b) other contractual obligations of any Borrower approved by the Requisite Lenders.

     "Standby Letters of Credit" shall mean Letters of Credit issued in connection with Standby Letter of Credit Support Obligations.

                  "Statutory Reserves" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves), expressed as a decimal, established by the Federal Reserve Board and/or any other banking authority to which any Lender or any member bank of the Federal Reserve System is subject with respect to LIBOR, for Eurocurrency Liabilities (as defined in Regulation D of the Federal Reserve Board). Such reserve percentages shall include those imposed under such Regulation D. LIBOR Loans shall be deemed to constitute Eurocurrency Liabilities and as such shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets that may be available from time to time to the Lenders under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

                  "Subordinated Indebtedness" shall mean, for any Borrower or Guarantor, all Indebtedness subordinated in right of payment to the Indebtedness incurred hereunder on terms satisfactory to Requisite Lenders in their sole discretion.

                  "Subsidiaries" shall mean, as to any Person (a) a corporation of which shares of stock having ordinary voting power (other than stock having such power only by reason of the occurrence of a contingency) to elect a majority of the board of directors or other managers thereof are at the time owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person or (b) a partnership in which such Person is a general partner or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries or both, by such Person. The term "Subsidiaries" herein, when used in reference to any Borrower or Guarantor shall be deemed to refer to and include any and all Subsidiaries of the Subsidiaries of such Borrower or Guarantor.

                  "Termination Date" shall mean May 31, 1998.

                  "Total Liabilities" shall have the meaning afforded such term under GAAP.

     "UCC" shall mean the Uniform Commercial Code in the State of Tennessee, as in effect from time to time.

         1.2. Accounting and Commercial Terms. As used in this Agreement, all accounting terms used but not otherwise defined herein shall have the respective meanings assigned to them in conformity with GAAP. All terms used but not otherwise defined herein that are defined or used in Article 9 of the UCC shall have the respective meanings assigned to them in such Article.

         1.3. General Construction. As used in this Agreement, the masculine, feminine and neuter genders and the plural and singular numbers shall be deemed to include the others in all cases in which they would so apply. "Includes" and "including" are not limiting, and shall be deemed to be followed by "without limitation" regardless of whether such words or words of like import in fact follow same. The word "or" is not intended and shall not be construed to be exclusive.

         1.4 Defined Terms; Headings. The use of defined terms in the Loan Documents is for convenience of reference and shall not be deemed to be limiting or to have any other substantive effect with respect to the persons or things to which reference is made through the use of such defined terms. Article and section headings and captions in the Loan Documents are included in such Loan Documents for convenience of reference and shall not constitute a part of the applicable Loan Documents for any other purpose.

         1.5 References to this Agreement and Parts Thereof. As used in this Agreement, unless otherwise specified the words "hereof," "herein" and "hereunder" and words of similar import shall refer to this Agreement including all schedules and exhibits hereto, as a whole, and not to any particular provision of this Agreement, and the words "Article", "Section", "Schedule" and "Exhibit" refer to articles, sections, schedules and exhibits to this Agreement.

         1.6 Documentary References. Any reference herein to any instrument, document or agreement, by whatever terminology used, shall be deemed to include any and all amendments, modifications, supplements, extensions, renewals, substitutions and/or replacements thereof as the context may require.


                                   I. ARTICLE

                           LOANS AND LETTERS OF CREDIT

         2.1.        Commitments; Reductions.

 . The aggregate amount of the Commitments is $100,000,000. The aggregate amount of the Revolving Credit Commitments at any time is equal to the aggregate amount of the Commitments in effect at such time less the aggregate amount of Letter of Credit Loans and Letter of Credit Liabilities outstanding at such time. The aggregate amount of the Letter of Credit Commitments at any time is equal to the aggregate amount of the Commitments in effect at such time less the aggregate amount of Revolving Credit Loans outstanding at such time provided that in no event shall Letter of Credit Commitments with respect to Standby Letters of Credit exceed $5,000,000.

 . The Borrowers shall have the right, at any time and from time to time, to terminate in whole or permanently reduce in part, without premium or penalty, the Commitments in an amount up to the amount by which the Commitments exceed the aggregate amount of the then outstanding Loans and Letter of Credit Liabilities. The Borrowers shall give not less than ten (10) Business Days' prior written notice to the Administrative Agent designating the date (which shall be a Business Day) of such termination or reduction and the amount of any reduction. Promptly after receipt of a notice of such termination or reduction, the Administrative Agent shall notify each Lender of the termination or reduction. Such termination or reduction of the Commitments shall be effective on the date specified in the Borrowers' notice and shall reduce the Commitment of each Lender in proportion to its Percentage of the Commitments. Any such reduction of the Commitments shall be in a minimum amount of $5,000,000 and in integral multiples of $1,000,000 in excess thereof.

 . In the event the Termination Date is not extended (which extension shall occur only if mutually agreed upon in writing by the Borrowers and the Lenders and which extension neither the Borrowers nor the Lenders shall have any obligation to agree to) as of one year prior to the Termination Date for an additional period of time of at least one (1) year, each Borrower shall have the right to cause letters of credit to be issued for such Borrower's account by commercial banks or other financial institutions, including any of the Lenders, for the same purposes for which such Borrower is permitted to cause Letters of Credit to be issued hereunder, provided, however, that (a) such Borrower shall give the Administrative Agent notice of the issuance of each such letter of credit on the day of issuance of such letter of credit, which notice shall include the amount of the letter of credit and (b) such letters of credit must have an expiration date not sooner than the Termination Date. The Commitments shall be permanently and irrevocably reduced by the amount of all letters of credit issued on any Borrower's behalf pursuant to this Section 2.1.3.

 .        2.2.       Revolving Credit Loans

 . Subject to all of the terms and conditions of this Agreement (including the conditions set forth in Sections 4.1 and 4.2) and in reliance upon the representations and warranties of the Borrowers and Guarantors herein set forth, each Lender hereby severally agrees to make Revolving Credit Loans to the Borrowers from time to time during the Commitment Period, in amounts up to its Percentage of the aggregate Revolving Credit Commitments, for the purposes identified in Section 2.10. In no event shall (a) the aggregate principal amount of the Revolving Credit Loans from any Lender outstanding at any time exceed such Lender's Revolving Credit Commitment or (b) the aggregate principal amount of the Revolving Credit Loans from all Lenders outstanding at any time exceed the Revolving Credit Commitments. Each Lender's Revolving Credit Commitment shall expire upon the expiration of the Commitment Period, and all Revolving Credit Loans shall be paid in full no later than the Termination Date.

 . The  obligations of the Lenders to make  Revolving  Credit Loans under Section
2.2.1 shall be several and not joint and, subject to Section 2.14.4, all Revolving Credit Loans under this Agreement shall be made by the Lenders simultaneously and proportionately to their respective Percentages of the Revolving Credit Commitments. It is understood and agreed that the failure of any Lender to make its Revolving Credit Loan as part of any Revolving Credit Borrowing under Section 2.2.1 shall not relieve any other Lender of its obligation to make its Revolving Credit Loan as provided in Section 2.2.1. Neither the Administrative Agent nor any Lender shall be responsible for the failure of any other Lender to make a Revolving Credit Loan as provided herein nor shall the Revolving Credit Commitment of any Lender be increased as a result of the default by any other Lender in such other Lender's obligation to make Revolving Credit Loans hereunder.

 . Amounts borrowed by the Borrowers under the Revolving Credit Commitments may be prepaid and reborrowed from time to time to during the Commitment Period. The aggregate amount of Revolving Credit Loans made on any Funding Date shall be in the minimum amount of $5,000,000 and shall be in integral multiples of $1,000,000 in excess thereof.


 .                   2.2.4  Notice of Borrowing

                    a) Delivery of Notice. Whenever the Borrowers desire to borrow under Section 2.2, they shall deliver to the Administrative Agent a Notice of Borrowing no later than 12:00 noon (Eastern time) at least one (1) Business Day in advance of the proposed Funding Date. The Notice of Borrowing shall specify (i) the proposed Funding Date (which shall be a Business Day), (ii) the amount of the proposed Revolving Credit Borrowing, (iii) which Borrower shall receive the Borrowing,
         (iv) whether the proposed Revolving Credit Borrowing shall be in the form of Base Rate Loans or LIBOR Loans, and (v) in the case of LIBOR Loans, the requested Interest Period. In lieu of delivering a Notice of Borrowing, the Borrowers may give the Administrative Agent telephonic notice by the required time of notice of any proposed Borrowing under this Section 2.2.4; provided, however, that such notice shall be promptly confirmed in writing by delivery of a Notice of Borrowing to the Administrative Agent on or prior to the Funding Date of the requested Revolving Credit Loans. The execution and delivery of each Notice of Borrowing shall be deemed a representation and warranty by the Borrowers that the requested Revolving Credit Loans may be made in accordance with, and will not violate the requirements of, this Agreement, including those set forth in Section 2.2.1.

                    (b) No Liability for Telephonic Notices. Neither the Administrative Agent nor any Lender shall incur any liability to the Borrowers in acting upon any telephonic notice given pursuant to this
         Section 2.2.4 that the Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of the Borrowers or for otherwise acting in good faith under this Section 2.2.4 and, upon the funding of Revolving Credit Loans by the Lenders in accordance with this Agreement pursuant to any telephonic notice, the Borrowers shall have effected a Revolving Credit Borrowing hereunder.

                    (c) Notice Irrevocable. A Notice of Borrowing for LIBOR Loans (or a telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and the Borrowers shall be bound to make a Revolving Credit Borrowing in accordance therewith.

 . Promptly after receipt of a Notice of Borrowing (or telephonic notice in lieu thereof), the Administrative Agent shall notify each Lender of the proposed Revolving Credit Borrowing in writing, or by telephone promptly confirmed in writing. Each Lender shall make the amount of its Revolving Credit Loan available to the Administrative Agent, in immediately available (same day) funds, at the Lending Office of the Administrative Agent, not later than 11:00 a.m. (Eastern time) on the Funding Date. The Administrative Agent shall make the proceeds of such Revolving Credit Loans available to the Borrower specified in the Notice of Borrowing on such Funding Date by causing an amount of immediately available (same day) funds equal to the proceeds of all such Revolving Credit Loans received by the Administrative Agent to be credited to the account of such Borrower at such office of the Administrative Agent.

 .        2.3.  Letters of Credit

 . The Borrowers may request any Lender (other than Wachovia Bank of Georgia, N.A.) at any time and from time to time during the Commitment Period to issue, and subject to and upon all of the terms and conditions of this Agreement (including the conditions set forth in Sections 6.1 and 6.2) and in reliance upon the representations and warranties of the Borrowers and Guarantors herein set forth such Lender as an Issuing Bank shall issue, for the account of any Borrower (as specified in the specific request of the Borrowers) and for the benefit of the holder(s) (or any trustee, agent or other representative of such holder(s)) of Letter of Credit Supportable Obligations of such Borrower one or more irrevocable standby or direct-pay letters of credit in the form customarily used by such Issuing Bank, or in such other form as has been approved by such Issuing Bank and the Administrative Agent, in support of such Letter of Credit Supportable Obligations; provided, however, that (a) each Letter of Credit by its terms shall terminate no later than one (1) year after the date of issuance (or the date of the most recent extension, as the case may be), but in no event later than thirty (30) days prior to the Termination Date, and (b) in no event shall any Letter of Credit be issued if the issuance thereof would cause the aggregate amount of the then outstanding Letter of Credit Loans and Letter of Credit Liabilities to exceed the aggregate amount of the Letter of Credit Commitments then in effect.

 . At least one (1) Business Day prior to (i) the date on which the Borrowers desire that a Letter of Credit be issued hereunder or (ii) the date on which the Borrowers desire that the expiration date of an outstanding Letter of Credit be extended, as the case may be, the Borrowers shall deliver to the Issuing Bank selected by Borrowers and to the Administrative Agent (who shall provide a copy to each Lender) a Letter of Credit Request therefor. The execution and delivery of each Letter of Credit Request shall be deemed a representation and warranty by the Borrowers that the requested Letter of Credit issuance or extension may be accomplished in accordance with, and will not violate the requirements of, this Agreement, including those set forth in Section 2.3.1. Unless an Issuing Bank has received notice from the Administrative Agent or Requisite Lenders before it issues or extends the requested Letter of Credit that a Default exists or that the requested issuance or extension would violate the requirements of this Agreement, including those set forth in Section 2.3.1, then an Issuing Bank may issue or extend, as the case may be, the requested Letter of Credit for the account of the Borrower specified in the Borrowers' request in accordance with the Issuing Bank's usual and customary practices. Upon the issuance or extension
of  any  Letter  of  Credit,   the  Issuing  Bank  shall  promptly   notify  the
Administrative Agent and each Lender of such issuance or extension, which notice to the Administrative Agent shall be accompanied by a copy of the Letter of
Credit  so  issued  or  the   instrument(s)   evidencing   such   extension.   .
Notwithstanding anything to the contrary contained in Section 2.3 or Section 3.2, when an Issuing Bank shall make any payment under any Existing Letter of Credit or Letter of Credit and the conditions set forth in Sections 6.1 and 6.2 shall have been fulfilled, the amount of such payment by the Issuing Bank, unless immediately paid by Borrowers from their own funds or from a Swingline Loan pursuant to Section 2.17.1 below, shall constitute a Letter of Credit Borrowing by the Borrowers on the date of such payment, such Borrowing to consist of Base Rate Loans made by each Lender in an amount equal to such Lender's Percentage of the amount of such payment; provided, however, that if the conditions of Sections 6.1 and 6.2 have not been fulfilled, the amount so drawn shall be payable by the Borrowers in accordance with the terms of Section
3.2. Subject to all of the terms and conditions set forth in this Agreement, upon receipt of notice of any such payment by the Issuing Bank under an Existing Letter of Credit or Letter of Credit, the Administrative Agent shall establish the appropriate Letter of Credit Borrowing effective on the date of the corresponding payment under such Existing Letter of Credit or Letter of Credit.

 . The  obligations  of the Lenders to make Letter of Credit Loans under  Section
2.3.4 shall be several and not joint, and all Letter of Credit Loans under this Agreement shall be made by the Lenders simultaneously and proportionately to their respective Percentages of the Letter of Credit Commitments. It is understood and agreed that the failure of any Lender to make its Letter of Credit Loan as part of any Letter of Credit Borrowing under Section 2.3.3 shall not relieve any other Lender of its obligation to make its Letter of Credit Loan as provided in Section 2.3.3. Neither the Administrative Agent nor any Lender shall be responsible for the failure of any other Lender to make a Letter of Credit Loan as provided herein nor shall the Letter of Credit Commitment of any Lender be increased as a result of the default by any other Lender in such other Lender's obligation to make Letter of Credit Loans hereunder.

 .        2.4.       Participations in Letter of Credit Liabilities

 . Each Lender shall be deemed to have irrevocably and unconditionally purchased and received from each Issuing Bank, without recourse or warranty and without any further action on the part of any party, an undivided interest and participation to the extent of such Lender's Percentage in all Letter of Credit Liabilities as to each Letter of Credit and any security therefor or guarantee relating thereto.

 . The Issuing Bank shall notify the Administrative Agent and each Lender promptly after the presentation of any draft and certificate or equivalent documents to the Issuing Bank in connection with any drawing under a Letter of Credit not reimbursed by or on behalf of the Borrowers on the date such drawing is made.

 . Each of the Lenders, shall, on or before 11:00 a.m. (Eastern time) on the date of any drawing under a Letter of Credit (including any drawing or payment under an Existing Letter of Credit that results in a Letter of Credit Loan), unconditionally pay to the Administrative Agent, for distribution by the Administrative Agent to the Issuing Bank, such Lender's Percentage of such drawing; provided, however, that, if the Borrowers should pay in full or in part such drawing on the date thereof, the obligation of each Lender to pay to the Issuing Bank pursuant to this Section 2.4.3 such Lender's Percentage of such drawing shall be reduced by the amount equal to such Lender's Percentage of such payment by the Borrowers. Amounts paid in excess of the net amount so owed by each Lender to the Issuing Bank shall promptly be refunded by the Issuing Bank to the Administrative Agent for distribution by the Administrative Agent to the respective Lenders.

 . If any Lender shall fail to pay its Percentage of any drawing under a Letter of Credit as provided in Section 2.4.3 above, the Issuing Bank shall be deemed to have advanced funds on behalf of such Lender. Any advance made by the Issuing Bank on behalf of a Lender hereunder and not paid by such Lender to the Issuing Bank shall bear interest for each day from the day such payment is due until such payment shall be paid in full at a rate per annum equal to the Federal Funds Rate or any other rate customarily used by banks for the correction of errors among banks, but in no event to exceed the Highest Lawful Rate, and shall be repaid by application by the Administrative Agent (for the account of the Issuing Bank) of any payment that such Lender otherwise is entitled to receive under this Agreement. Pending repayment, each such advance shall be secured by such Lender's participation interest in the Letter of Credit drawn upon, the Letter of Credit Liabilities arising therefrom and any security therefor, and the Issuing Bank shall be subrogated to such Lender's rights hereunder in respect thereof.

 . The obligation of each Lender to pay to the Administrative Agent, for the benefit of the Issuing Bank and the other Lenders, its Percentage of each drawing under a Letter of Credit not indefeasibly repaid by the Borrowers shall be unconditional and irrevocable, shall not be subject to any qualification or exception whatsoever, shall be made in accordance with the terms and conditions of this Agreement under all circumstances and shall be binding in accordance with the terms and conditions of this Agreement under all circumstances, including the following circumstances:

                    (a)  any  lack  of  validity  or   enforceability   of  this
         Agreement, or any other instrument, document or agreement relating to the transactions that are the subject thereof;

                    (b) the existence of any claim, set-off, defense or other right that the Borrowers or any Lender may have at any time against any other, the Administrative Agent, the Issuing Bank, any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated herein or therein or any related transactions;

                    (c) any draft, statement or other document presented under or in connection with any Letter of Credit, this Agreement or any other Loan Document proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

     (d) the surrender or impairment of any security for the performance or observance of any of the terms of this Agreement;

     (e) the occurrence or continuance of any Default or Event of Default;

                    (f)  payment  by the  Issuing  Bank under a Letter of Credit against presentation of a draft or certificate that does not comply with the terms of the Letter of Credit, except for any such payment resulting from the Issuing Bank's gross negligence or willful misconduct; or

                    (g)      any other reason.

 . Upon request by the Administrative Agent from time to time, the Issuing Bank shall advise the Administrative Agent and the Lenders as to the various amounts of the outstanding Letter of Credit Liabilities as shown on the records of the Issuing Bank.

 .        2.5.       Borrowers' Obligations Absolute

 . The obligations of the Borrowers under this Agreement in respect of any Letter of Credit and under any other agreement or instrument relating to any Letter of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and such other agreement or instrument under all circumstances, to the extent permitted by law, including the following circumstances:

     (a) any lack of validity or enforceability of any of the Loan Documents, or any other instrument, document or agreement relating to the transactions that are the subject thereof;

                    (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Borrowers in respect of the Letters of Credit or any other amendment or waiver of or any consent to departure from all or any of the Loan Documents;

                    (c) the existence of any claim, set-off, defense or other right that the Borrowers may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), any of the Lenders, the Issuing Bank, the Administrative Agent, or any other Person, whether in connection with the Loan Documents, or the transactions contemplated hereby or by the other Loan Documents or any unrelated transaction;

                    (d) any draft, statement or other document presented under or in connection with any Letter of Credit, this Agreement or any other Loan Document proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                    (e)  payment  by the  Issuing  Bank under a Letter of Credit against presentation of a draft or certificate that does not comply with the terms of the Letter of Credit, except for any such payment resulting from the Issuing Bank's gross negligence or willful misconduct;

     (f) any consequences arising from causes beyond the control of the Issuing Bank; and

                    (g) any other circumstances or happening whatsoever, whether or not similar to any of the foregoing, that might otherwise constitute a defense available to, or a discharge of, the Borrowers.

 . No action taken or omitted by the Issuing Bank under or in connection with the Letters of Credit or the related applications, agreements or certificates, if taken or omitted in good faith and not as a result of gross negligence or willful misconduct on the part of the Issuing Bank, shall put the Administrative Agent, the Issuing Bank or any Lender under any resulting liability to the Borrowers.

 .        2.6.       Interest

 . Subject to Section 2.6.3, the unpaid principal balances of the Loans shall bear interest from their respective Funding Dates through maturity (whether by acceleration or otherwise) (including post-petition interest in any proceeding under applicable bankruptcy laws) at a rate determined by reference to the Base Rate or LIBOR. The applicable basis for determining the rate of interest for Revolving Credit Loans shall be selected by the Borrowers at the time a Notice of Borrowing is given pursuant to Section 2.2.4 or at the time a Notice of Conversion/Continuation is given pursuant to Section 2.7.2. Each Letter of Credit Loan shall be a Base Rate Loan unless and until converted to a LIBOR Loan as provided in Section 2.7. If on any day any Loan is outstanding with respect to which notice has not been delivered to the Administrative Agent in accordance with the terms of this Agreement specifying the basis for determining the rate of interest, then for that day such Loan shall bear interest determined by reference to the Base Rate. The Loans shall bear interest as follows:

                    (a) if a Base Rate Loan, then at a fluctuating rate per annum equal to the Base Rate, as it varies from time to time; or

                    (b) if a LIBOR Loan, then at a rate per annum equal to the sum of LIBOR plus the Applicable LIBOR Margin.

 . Upon the occurrence and during the continuance of an Event of Default, the unpaid principal balances of the Loans and, to the extent permitted by applicable law, any unpaid interest accrued in respect of the Loans shall bear interest at the Default Rate, but in no event to exceed the Highest Lawful Rate; provided, however, that in the case of LIBOR Loans, upon the expiration of the Interest Period in effect at the time any such increase in interest rate is effective, such LIBOR Loans shall thereupon become Base Rate Loans and thereafter bear interest at the corresponding Default Rate, but in no event to exceed the Highest Lawful Rate. Interest accruing pursuant to this Section 2.6.2 shall be payable upon demand.

 . Each determination by the Administrative Agent of an interest rate under this Agreement shall be conclusive and binding for all purposes, absent manifest error.

         .          2.7.   Conversion or Continuation

 . Subject to the provisions of Section 2.14, the Borrowers shall have the option
(a) at any time to convert all or any part of any outstanding Base Rate Loans in an aggregate minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess of that amount from Base Rate Loans to LIBOR Loans and (b) upon the expiration of any Interest Period applicable to a specific Borrowing of LIBOR Loans, to continue all or any portion of such Loans in an aggregate minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess of that amount as LIBOR Loans, and the succeeding Interest Period of such continued LIBOR Loans shall commence on the expiration date of the Interest Period previously applicable thereto.

 . The Borrowers shall deliver a Notice of Conversion/Continuation to the Administrative Agent no later than 12:00 noon (Eastern time) at least one (1) Business Day in advance of the proposed conversion/continuation date. A Notice
of     Conversion/Continuation     shall     specify     (a)    the     proposed
conversion/continuation date (which shall be a Business Day), (b) the aggregate amount of Loans to be converted/continued, (c) the nature of the proposed conversion/continuation, and (d) the requested Interest Period. In lieu of delivering a Notice of Conversion/Continuation, the Borrowers may give the Administrative Agent telephonic notice by the required time of any proposed conversion/continuation under this Section 2.7; provided, however, that such
notice   shall   be   promptly   confirmed   in   writing   by   a   Notice   of
Conversion/Continuation delivered to the Administrative Agent on or before the proposed conversion/continuation date. The execution and delivery of each Notice of Conversion/Continuation shall be deemed a representation and warranty by the Borrowers that the requested conversion/continuation may be made in accordance with, and will not violate the requirements of, this Agreement, including those set forth in Sections 2.7.1 and 2.14.1.

 . Promptly after receipt of a Notice of Conversion/Continuation (or telephonic notice in lieu thereof), the Administrative Agent shall notify each Lender of the proposed conversion or continuation. Neither the Administrative Agent nor the Lender shall incur any liability to the Borrowers in acting upon any telephonic notice referred to above that the Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to act on behalf of the Borrowers or for otherwise acting in good
faith  under  this  Section  2.7  and,  upon   conversion/continuation   by  the
Administrative   Agent  in  accordance  with  this  Agreement  pursuant  to  any telephonic notice, the Borrowers shall have effected a conversion/continuation of Loans hereunder.

 . Except as provided in Section 3.4.5, a Notice of Conversion/Continuation shall be irrevocable on and after the related Interest Rate Determination Date, and the Borrowers shall be bound to convert or continue such Loan in accordance therewith.

 . In the event any LIBOR Loan is unpaid upon the expiration of the Interest Period applicable thereto and a Notice of Conversion/Continuation has not been given in the manner provided in Section 2.7.2, such LIBOR Loan shall, effective as of the last day of such Interest Period, become a Base Rate Loan.

 . Each Loan made by a Lender to the Borrowers pursuant to this Agreement shall be evidenced by a Note of each Borrower in the form attached hereto as Exhibit
2.8 payable to the order of such Lender in an amount equal to such Lender's Percentage of the aggregate amount of the Commitments. Each Lender hereby is authorized to record and endorse the date and principal amount of each Loan made by it, and the amount of all payments and prepayments of principal and interest made to such Lender with respect to such Loans, on a schedule annexed to and constituting a part of such Lender's Note from each Borrower, which recordation and endorsement shall constitute prima facie evidence of the Loans made by such Lender to such Borrower and payments made by Borrowers to such Lender, absent manifest error; provided, however, that (a) failure by any Lender to make any such recordation or endorsement shall not in any way limit or otherwise affect the obligations of such Borrower or the rights and remedies of the Lenders under this Agreement or the Notes, and (b) payments of principal and interest on the Loans to the Lenders shall not be affected by the failure to make any such
recordation  or  endorsement   thereof.   In  lieu  of  making   recordation  or
endorsement, the Lenders hereby are authorized, at their option, to record the payments or prepayments on their respective books and records in accordance with their usual and customary practice, which recordation shall constitute prima facie evidence of the Loans made by the Lenders to the Borrowers and the payments and prepayments made by the Borrowers to the Lenders, absent manifest error.

 . The Administrative Agent may assume that each Lender has made the proceeds of its Loans available to the Administrative Agent on the corresponding Funding Date in the event the applicable conditions precedent to funding the requested Loans set forth in Article 6 have been satisfied or waived in accordance with
Section 12.3, and the Administrative Agent, in its sole discretion, may, but shall not be obligated to, advance all or any portion of the amount of any requested Borrowing on such Funding Date to the Borrower designated by the Borrowers to receive such requested Borrowing prior to receiving the proceeds of the corresponding Loans from the Lenders. If the Administrative Agent has advanced proceeds of any Loan to such Borrower on behalf of any Lender and such Lender fails to make available to the Administrative Agent its Percentage share of such Loan as required by Sections 2.2 or 2.3.4, the Administrative Agent shall be entitled to recover such amount on demand from such Lender. If such Lender does not pay such amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall notify the Borrowers and the Borrowers shall pay such amount to the Administrative Agent. The Administrative Agent also shall be entitled to recover from such Lender interest at the Federal Funds Rate or any other rate customarily used by banks for the correction of errors among banks, but in no event to exceed the Highest Lawful Rate, on such amount so advanced on behalf of a Lender for each day from the date such amount was made available by the Administrative Agent to the Borrowers to the date such amount is recovered by the Administrative Agent, with interest at the applicable rate for such Loan. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill such Lender's Commitments or to prejudice any rights that the Administrative Agent or the Borrowers may have against any Lender as a result of any default by such Lender hereunder.

 . The proceeds of the Revolving Credit Loans will be used by the Borrowers, for working capital purposes and for other general corporate or partnership purposes, and will not be used by the Borrowers for any purpose prohibited by the terms of this Agreement or by any law. The proceeds of the Letter of Credit Loans will be used solely to reimburse the Issuing Bank for amounts paid by it in respect of drawings on Letters of Credit incurred for Letter of Credit Supportable Obligations and will not be used by the Borrowers for any purpose prohibited by the terms of this Agreement or by any law.

 . In consideration for the obligations of the Administrative Agent, the Issuing Bank and the Lenders set forth herein, the Borrowers shall pay the following credit fees:

 . In consideration of each Lender's agreement to participate in the Facilities as provided herein, the Borrowers shall pay to each Lender a per annum fee in an amount equal to twenty one-hundredths of one percent (0.20%) of such Lender's
Percentage  of  the  Commitments  hereunder.   This  fee  shall  be  payable  in
quarter-annual installments, in advance, on each January 1, April 1, July 1, and October 1 of each year based upon the amount of Commitments as of each date and calculated based upon a 365-day year and the actual number of days elapsed.

 . The Borrowers agree to pay to each Issuing Bank annual letter of credit fees with respect to each Standby Letter of Credit issued by such Issuing Bank on the date of issuance of each such Standby Letter of Credit, equal to the stated amount of each such Standby Letter of Credit multiplied by the Applicable Standby Letter of Credit Fee Percentage and the fraction of a year that such Standby Letter of Credit is to be outstanding calculated based upon a 365-day year and the actual number of days to elapse. The Borrowers further agree to pay to each Issuing Bank annual letter of credit fees with respect to each Commercial Letter of Credit issued by such Issuing Bank on the earlier of (i) the termination date of each such Commercial Letter of Credit or (ii) the date each such Commercial Letter of Credit is drawn upon in an amount equal to the stated amount of each such Commercial Letter of Credit multiplied by the Applicable Commercial Letter of Credit Fee Percentage and the fraction of a year that such Commercial Letter of Credit was outstanding (calculated based upon a 365-day year and the actual number of days elapsed). The fees to be paid pursuant to this Section 2.11.2 are collectively referred to herein as "Letter of Credit Fees". Each Issuing Bank shall pay to the Administrative Agent no later than the last day of each quarter and on the Termination Date all Letter of Credit Fees received by such Issuing Bank during such quarter, together with a summary of how such fees were calculated, and the Administrative Agent shall distribute all Letter of Credit Fees to each Lender in proportion to that Lender's Percentage on January 1, April 1, July 1 and October 1 of each year, and on the Termination Date.

 . Pursuant to one or more separate agreements with the Issuing Bank, Borrowers shall pay to the Issuing Bank its normal and customary fees charged by the Issuing Bank upon the establishment of any Letter of Credit, upon any amendment or transfer of a Letter of Credit and upon the payment of any drawing under any Letter of Credit.

                    2.11.4 Amendment Fee. Borrowers agree to pay to the Lenders as of the effective date of this Amended and Restated Credit Agreement a one-time amendment fee in the aggregate amount of $25,000, which amount shall be divided between the Lenders pro rata in accordance with each Lender's Percentage of the Commitments hereunder.

 . To the extent permitted by applicable law, all computations of fees and interest under this Agreement payable in respect of any period shall be made by the Administrative Agent (a) with respect to any LIBOR Loan on the basis of a 360-day year, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable and (b) with respect to any Base Rate Loan and all Letter of Credit Fees, on the basis of a 365-day year, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such fees or interest are payable. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period, as the case may be, shall be included and the date of payment or the expiration date of an Interest Period, as the case may be, shall be excluded; provided, however, that if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Loan.

 . For purposes of interest and fee computations hereunder involving the Applicable LIBOR Margin, the Applicable Commercial Letter of Credit Fee Percentage and the Applicable Standby Letter of Credit Fee Percentage, such margins and percentages shall be determined as follows:

 .  The Applicable LIBOR Margin shall be one percent (1.00%).

     . The Applicable Commercial Letter of Credit Fee Percentage shall be ninety one-hundredths of one percent (.90%).

     . The Applicable Standby Letter of Credit Fee Percentage shall be one percent (1.00%).

 . Notwithstanding other provisions of this Agreement, the following provisions shall govern with respect to LIBOR Loans as to the matters covered:

 . By giving a Notice of Borrowing pursuant to Section 2.2.4, the Borrowers shall have the option, subject to the other provisions of this Section 2.14.1, to specify whether the Interest Period commencing on the date specified therein shall be a one, two, three, or six-month period; provided that:

                    (a) in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

                    (b) if any Interest Period otherwise would expire on a day that is not a Business Day, that Interest Period shall be extended to expire on the next succeeding Business Day; provided, however, that if any such Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in that month, that Interest Period shall expire on the immediately preceding Business Day;

                    (c) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to paragraph (d) below, end on the last Business Day of a calendar month; and

     (d) no Interest Period shall extend beyond the Termination Date.

 . As soon as is practicable after 11:00 a.m. (Eastern time) on the Interest Rate
Determination   Date,   the   Administrative   Agent  shall   determine   (which
determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the LIBOR Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to the Borrowers and to each Lender.

 .  In  the  event  the   Administrative   Agent  shall  have  determined  (which
determination shall be conclusive and binding absent manifest error) that by reason of circumstances affecting the London interbank Eurodollar market, adequate and  reasonable  means do not exist for  ascertaining  Base LIBOR,  the
Administrative   Agent   forthwith   shall  give   telephonic   notice  of  such
determination and of the comparable source by which the rate of interest for LIBOR Loans shall be determined, which notice shall be confirmed in writing, to the Borrowers and to each Lender.

 . Notwithstanding any other provisions of this Agreement, if any law, treaty, rule or regulation or determination of a court or other governmental authority, or any change therein or in the interpretation or application thereof, shall make it unlawful for any Lender to make or maintain LIBOR Loans, as contemplated by this Agreement, then, and in any such event, such Lender shall be an "Affected Lender" and shall promptly give notice (by telephone confirmed in writing) to the Borrowers and the Administrative Agent (which notice the Administrative Agent shall promptly transmit to each Lender in writing, or by telephone confirmed in writing) of such determination, and the obligation of the Affected Lender to make LIBOR Loans shall be terminated, and its obligation to maintain its LIBOR Loans during such period shall be terminated at the earlier to occur of the termination of the last Interest Period then in effect or when required by law. Thereafter, and until such notice has been withdrawn by the Affected Lender, the Affected Lender shall have no obligation to make LIBOR Loans, and any LIBOR Loans of the Affected Lender then outstanding shall be converted into Base Rate Loans as of the end of the corresponding Interest Period for each.

 . Unless all Lenders shall otherwise agree, after the occurrence of and during the continuance of a Default or an Event of Default, the Borrowers may not elect to have a Loan be made or continued as, or converted to, a LIBOR Loan.

 . The Borrowers shall reimburse the Administrative Agent, on demand, for all reasonable attorneys' and paralegals' fees and expenses of counsel to the Administrative Agent, all fees and expenses for title, lien and other public records searches, all duplicating expenses, corporation search fees, and all
other  customary  fees  and  expenses   incurred  in  connection  with  (a)  the
negotiation, documentation and closing of the transactions contemplated hereby, and (b) the perfection of or the continued perfection of the security interests contemplated hereby. The obligations described in this Section 2.15 regarding the payment of expenses are independent of all other obligations of the Borrowers hereunder, shall survive the expiration or termination of the
Commitments   and  shall  be  payable   regardless   of  whether  the  financing
transactions contemplated by this Agreement shall be consummated.

 . If the  Administrative  Agent  (with a copy to each  Lender)  receives:  (a) a notice from the Borrowers that a Lender has defaulted under this Agreement by failing to fund a Loan when required to do so or, with the exception of Wachovia Bank of Georgia, N.A., to issue a Letter of Credit when requested to do so, and such failure did, in fact, occur, (b) a notice from an affected Lender pursuant to Section 3.4.7 claiming compensation, reimbursement or indemnity pursuant to
Section 3.4 or Section 3.5, and the aggregate amount of all such compensation, reimbursement or indemnity payments made or required to be made by the Borrowers pursuant to Section 3.4 or Section 3.5 to the Lender giving notice is materially greater (as determined by the Borrowers in their reasonable judgment) than the weighted average amount of payments made or required to be made to the other Lenders pursuant to Section 3.4 or Section 3.5, or (c) a notice from an Affected Lender stating that it is prevented from making additional LIBOR Loans due to the occurrence of an event described in Section 2.14.4, then, so long as no Default or Event of Default shall have occurred and be continuing, the Borrowers may, within sixty (60) days after receipt of any such notice, elect to terminate such Lender as a party to this Agreement. If the amount of such Lender's Commitment, together with the amount of any other Commitments theretofore or concurrently therewith to be reduced in accordance with this Section 2.16, aggregates twenty-five percent (25%) or less of the aggregate Commitments, the Borrowers may elect either to replace such Lender with another financial institution reasonably satisfactory to the Administrative Agent (a "Replacement Lender") or to reduce the Commitments by the amount of the Commitment of such Lender; provided, however, that the right of Borrowers to replace the removed Lender is subject to the right of each remaining Lender to succeed to its pro rata portion of the removed Lender's Commitment hereunder as determined by the
proportion  that  each  remaining   Lender's   Commitment  bears  to  the  total
Commitments after such removal. If the amount of such Lender's Commitment, together with the amount of any other Commitments theretofore or concurrently therewith to be reduced in accordance with this Section 2.16, aggregates in excess of twenty-five percent (25%) of the aggregate Commitments, the Borrowers may elect to terminate such Lender only if, together with its notice of termination, it provides to the Administrative Agent a commitment from a Replacement Lender to replace the Commitment of the terminated Lender on the terms and conditions set forth herein if the other Lenders have not decided to succeed to the removed Lender's obligations as provided above. The Borrowers' election to terminate a Lender under this Section 2.16 shall be set forth in a written notice from the Borrowers to the Administrative Agent (with a copy to such Lender), setting forth (i) the basis for termination of such Lender, (ii) whether the Borrowers intend to replace such Lender with a Replacement Lender or, if the Borrowers are not required to replace such Lender, to reduce the Commitments by the amount of the Commitment of such Lender, and (iii) the date (not later than thirty (30) days after the date of such notice) when such termination shall become effective. On the date on which such termination
becomes  effective,   (x)  the  Borrowers  and/or  the  Replacement  Lender,  as
applicable, shall pay the terminated Lender an amount equal to all principal, interest, fees and other amounts owed to such Lender pursuant to this Agreement (including any amounts owed under Sections 3.4 and 3.5) through such date, and
(y) there shall have been received by the Administrative Agent an executed Assignment and Acceptance and all other documents and supporting materials necessary, in the reasonable judgment of the Administrative Agent, to evidence the substitution of the Replacement Lender for such terminated Lender, or if there is no Replacement Lender, to reflect the adjustment of the Commitments, including any necessary or appropriate adjustments to the Lenders' Percentages (adjustments to the Commitments and Percentages of the remaining Lenders to be based upon the relative proportions of their respective Percentages) and the correlative pro rata reduction of the amounts set forth in Section 2.1.2.

 .        2.17.      Non-Pro Rata Borrowing; Settlement Procedures

 . Notwithstanding anything in this Article 2 to the contrary, the Borrowers may deliver Notices of Borrowing in the form and in the manner provided by Section
2.2.4 (provided that the Borrowers cannot elect to have any borrowing described herein to be a LIBOR Loan) to the Administrative Agent, in its individual capacity as a Lender, in the minimum amount of $100,000 and integral multiples of $100,000 in excess thereof. Provided all terms and conditions of this Agreement (including the conditions set forth in Sections 6.1 and 6.2 are met) and provided all representations and warranties of the Borrowers are true and correct as of the date hereof, the Administrative Agent, in its individual capacity as a Lender and without participation on the part of the other Lenders, agrees to make Revolving Credit Loans pursuant to such Notices of Borrowing (each a "Swingline Loan" and collectively the "Swingline Loans") and the other Lenders shall not be required to fund a pro rata share of such Swingline Loans. Swingline Loans shall bear interest at the rate that is mutually agreed upon by the Borrowers and the Administrative Agent but in no event shall such rate exceed the lesser of (i) the Base Rate, or (ii) LIBOR for a one-month period plus one percentage point (1.00%). Swingline Loans shall be made solely by the Administrative Agent, in its individual capacity as a Lender, provided, however, that the Administrative Agent shall, upon the request of one or more of the remaining Lenders, inform such Lender or Lenders of the current balance of all outstanding Swingline Loans. The maximum amount that may be advanced by the Administrative Agent at any time pursuant to this Section 2.17 shall be $5,000,000, and the amount loaned to the Borrowers under this Section 2.17 from time to time shall reduce the amount of the Commitments.

     . Notwithstanding Section 3.1, the Borrowers may prepay any Swingline Loans in whole or in part in integral multiples of $100,000.

 . Upon any Default by the Borrowers under this Agreement, the Administrative Agent may, in its sole discretion, give notice to the Lenders that its outstanding Swingline Loans shall be funded with a Borrowing of Revolving Credit Loans, in which case a Borrowing of Revolving Credit Loans constituting Base Rate Loans (each such Borrowing, a "Mandatory Borrowing") shall be made by all Lenders pro rata, and the proceeds thereof shall be applied directly to the Administrative Agent to repay the Administrative Agent for such outstanding Swingline Loans. Advancement of funds by the remaining Lenders pursuant to this
Section 2.17.3, shall be made by the close of any Business Day in which written notice is received from the Administrative Agent by 12:00 noon, otherwise such funding shall be made by the close of the Business Day following the day on which such written notice is received. All Swingline Loans shall begin to accrue interest at the Base Rate upon advancement by the remaining Lenders to the Administrative Agent of their pro rata share of the loan amount notwithstanding the interest rate initially agreed upon by the Borrowers and the Administrative Agent at the commencement of each Swingline Loan. Each Lender hereby irrevocably agrees to advance funds as described above notwithstanding (i) the amount of the Mandatory Borrowing may not comply with the minimum amount for Borrowings otherwise required hereunder, (ii) whether any conditions specified in Article 6 are then satisfied, (iii) whether a Default or an Event of Default then exists,
(iv) the date of such Mandatory Borrowing and (v) any reduction in the Commitments after any such Swingline Loans were made. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above, each Lender hereby agrees that it shall forthwith purchase from the Administrative Agent such participations in the outstanding Swingline Loans as shall be necessary to cause the Lenders to share in such Swingline Loans ratably based upon their respective Percentages, provided that all interest payable on the Swingline Loans shall be for the account of the Administrative Agent until
the  date  the  respective   participation  is  purchased,  and  to  the  extent
attributable to the purchased participation, shall be payable to the participant from and after such date of purchase. Notwithstanding anything to the contrary in this Section 2.17, the Administrative Agent will not make a Swingline Loan after it has received notice that an Event of Default exists.


                                    ARTICLE 3

                     PAYMENTS, PREPAYMENTS AND COMPUTATIONS

     . Except as specifically set forth in Section 3.2, the Loans shall be repaid as provided in this Section 3.1.

 . The interest accrued on each Loan shall be payable on each Interest Payment Date applicable to such Loan, upon any prepayment of any LIBOR Loan (to the extent accrued on the amount being prepaid) and at maturity.

 .                   3.1.2.  Prepayments

                    (a) Voluntary Prepayments. The Borrowers may, upon not less than one (1) Business Day's prior written or telephonic notice confirmed in writing to the Administrative Agent (in the case of Base Rate Loans), and upon not less than two (2) Business Days' prior written or telephonic notice confirmed in writing to the Administrative Agent (in the case of LIBOR Loans) (each of which notices the Administrative Agent will promptly transmit to each Lender in writing, or by telephone confirmed in writing), at any time and from time to time prepay any Borrowing of Loans (as the Borrowers may specify to the Administrative Agent) in whole or in part in integral multiples of $1,000,000; provided, however, that LIBOR Loans may only be prepaid in part if, after such prepayment, the unpaid portion of such Loans shall have aggregate minimum balances of $5,000,000; and provided further that, in connection with any prepayment of LIBOR Loans, the Borrowers shall pay to the Administrative Agent, for distribution to the Lenders, the accrued interest on such Loan required to be paid pursuant to
         Section 3.1.1 and any amounts required to be paid pursuant to Section 3.4.5;

                    (b) Application of Prepayments. Any prepayment pursuant to this Section 3.1.2 shall be applied to the Indebtedness in the manner specified by Borrowers, provided, however, that if Borrowers have failed to provide funds to pay all amounts required by Section 3.4.5, such prepayments should be applied to any outstanding Base Rate Loans.

 . In all events, the entire aggregate principal balances of, all accrued and unpaid interest on and all fees and other sums due and payable in respect of the Loans shall be due and payable in full on the Termination Date if not sooner paid.

 . On each day an Issuing Bank honors a drawing under a Letter of Credit (unless a Letter of Credit Loan is made pursuant to Section 2.3.4), the Borrowers shall, after the Issuing Bank has honored such drawing, immediately reimburse the Issuing Bank for the account of the Lenders, by 12:00 noon (Eastern time) (or as soon thereafter as the drawing has been honored) in an amount equal to the amount of such drawing.

         3.3.  Payments and Computations, Etc.

 . Except as otherwise expressly set forth herein, all payments of principal, interest and fees hereunder and under the Notes shall be in lawful currency of the United States of America, in immediately available (same day) funds, and delivered to the Administrative Agent at its Lending Office for its account, the account of the Lenders or the account of the Issuing Bank, as the case may be, not later than 12:00 noon (Eastern time) on the date due. As soon as is practicable thereafter, the Administrative Agent shall cause to be distributed like funds relating to the payment of principal or interest or fees ratably to the Lenders in accordance with their respective Percentages (other than amounts payable pursuant to Sections 3.4 and 3.5, which are to be distributed other than ratably). Funds received by the Administrative Agent after the time specified in the first sentence of this paragraph shall be deemed to have been paid by the Borrowers on the next succeeding Business Day.

 . Whenever any payment to be made hereunder or under the Notes shall be stated to be due on a day that is not a Business Day, the payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or under the Notes or of the fees payable hereunder, as the case may be; provided, however, that in the event that the day on which payment relating to a LIBOR Loan is due is not a Business Day but is a day of the month after which no further Business Day occurs in that month, then the due date thereof shall be the next preceding Business Day.

 . Aggregated principal and interest payments shall be apportioned among all outstanding Loans to which such payments relate, and the aggregated payment of the Commitment Fee shall be apportioned ratably among the Lenders, in each case proportionately to their respective Percentages of the corresponding Loans and Commitments, as the case may be. The Administrative Agent shall promptly distribute to each Lender at its Lending Office its Percentage of all such payments received by the Administrative Agent. Notwithstanding the foregoing provisions of this Section 3.3.3, if, pursuant to the provisions of Section 2.14.4, any Notice of Borrowing is withdrawn as to any Affected Lender or if any Affected Lender makes Base Rate Loans in lieu of its Percentage of LIBOR Loans, the Administrative Agent shall give effect thereto in apportioning payments received thereafter.

 . Unless the Administrative Agent shall have received notice from the Borrowers prior to the date on which any payment is due to the Administrative Agent for the benefit of the Lenders hereunder that the Borrowers will not make such payment in full, the Administrative Agent may assume that the Borrowers have made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrowers shall not have so made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate, but in no event to exceed the Highest Lawful Rate.

 . After the occurrence and during the continuance of an Event of Default, unless otherwise set forth in this Agreement or the other Loan Documents, all payments received by the Administrative Agent from the enforcement of remedies under the Loan Documents or otherwise with respect to the Obligations shall be applied (a) first, to the payment of any fees, expenses, reimbursements or indemnities then due from the Borrowers to the Administrative Agent; (b) second, to the payment of any fees, expenses, reimbursements or indemnities then due from the Borrowers to the Lenders, or any of them; (c) third, to the ratable payment of interest due from the Borrowers with respect to any of the Loans and fees in respect of the Letters of Credit; (d) fourth, to the ratable payment of principal of any of the Loans of the Borrowers and all obligations of the Borrowers to reimburse the Issuing Bank and the Lenders in respect of drawings under Letters of Credit; (e) fifth, to be held as cash collateral by the Administrative Agent for the ratable
benefit  of  the  Lenders,   as  security  for  outstanding   Letter  of  Credit
Liabilities, and (f) sixth, to pay all other Obligations.

 .        3.4.       Increased Costs, Capital Requirements and Taxes

                    3.4.1. Increased Costs. Except to the extent reimbursed pursuant to other provisions of this Section 3.4, in the event that either (i) the introduction of, or any change in, or in the interpretation of, any law or regulation or (ii) compliance with any guideline or request from any central bank or other Governmental Authority (regardless of whether having the force of law):

                    (a) does or shall subject any Lender to any additional income, preference, minimum or excise tax or to any additional tax of any kind whatsoever with respect to LIBOR Loans or Letters of Credit issued hereunder or change the basis of taxation of payments to such Lender of principal, commitment fees, interest or any other amount payable in regard to LIBOR Loans or Letters of Credit (except for changes in the rate of tax on the overall gross or net income of that Lender or its foreign branch, agency or subsidiary); or

                    (b) does or shall impose, modify or hold applicable any reserve, special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender (except, with respect to LIBOR Loans, to the extent that the reserve requirements are reflected in the definition of "LIBOR"); or

     (c) does or shall impose on that Lender any other condition with respect to LIBOR Loans or Letters of Credit; and the result of any of the foregoing is to increase the cost to that Lender of issuing or participating in the Letters of Credit or of making, renewing or maintaining the Loans or the Commitments or to reduce any amount receivable hereunder or thereunder; then, in any such case, the Borrowers shall promptly pay to such Lender, upon written demand made in accordance with Section 3.4.7, such additional amounts as are sufficient to compensate such Lender for any such additional cost or reduced amount received.

 . If either (i) the introduction of, or any change in, or in the interpretation by any governmental agency or court of applicable jurisdiction of, any law or regulation or (ii) compliance with any guideline, demand or order from any central bank or other Governmental Authority (regardless of whether having the force of law), affects or would affect in any way the amount of capital required or expected to be maintained with respect to LIBOR Loans or Letters of Credit by any Lender or any corporation controlling such Lender with the effect of reducing the rate of return on such capital to a level below the rate that such Lender or such other corporation could have achieved but for such introduction, change or compliance, and such Lender reasonably determines that such reduction is based on the existence of such Lender's Commitments as to LIBOR Loans or Letters of Credit hereunder and other commitments of this type, then upon written demand by such Lender, the Borrowers shall further pay to such Lender from time to time as specified by such Lender such additional amounts as are sufficient to compensate such Lender or other corporation for such reduction.

 . If any Issuing Bank or any Lender determines that either (i) the introduction of, or any change in, or in the interpretation by any governmental agency or court of applicable jurisdiction of, any law or regulation or (ii) compliance with any guideline, demand or order from any central bank or other Governmental Authority (regardless of whether having the force of law), affects or would affect in any way the amount of capital required or expected to be maintained by such Issuing Bank or such Lender or any corporation controlling such Issuing Bank or such Lender with the effect of reducing the rate of return on such capital below the rate that such Issuing Bank or such Lender or such other corporation could have achieved but for such introduction, change or compliance, and such Issuing Bank or such Lender reasonably determines that such reduction is based on the existence of the Letters of Credit issued hereunder and other commitments of this type, then upon written demand by such Issuing Bank or such Lender, the Borrowers shall further pay to such Issuing Bank and such Lender from time to time as specified by such Issuing Bank and such Lender such additional amounts as are sufficient to compensate such Issuing Bank and such Lender or other corporation for such reduction.

 . If either (i) the introduction of, or any change in, or in the interpretation by any governmental agency or court of applicable jurisdiction of, any law or regulation or (ii) compliance with any guideline, demand or order from any central bank or other Governmental Authority (regardless of whether having the force of law), shall either (a) impose, modify or deem applicable any reserve, special deposit or similar requirement against letters of credit or similar instruments issued by, or assets held by, or deposits in or for the account of, any Issuing Bank or any Lender or (b) impose on any Issuing Bank or any Lender any other condition regarding this Agreement as it pertains to the Letters of Credit, or any letter of credit, and the result of any event referred to in the preceding clause (a) or (b) shall be to increase the cost to any Issuing Bank or any Lender of issuing or maintaining any Letter of Credit or any participation therein (which increase in cost shall be determined by such Issuing Bank's or such Lender's, as the case may be, reasonable allocations of the aggregate of such cost increases resulting from such event), then, upon written demand by such Issuing Bank or such Lender, as the case may be, the Borrowers shall forthwith pay to the Issuing Bank or such Lender, as the case may be, from time to time as specified by such Issuing Bank or such Lender, as the case may be, such additional amounts as are sufficient to compensate the Issuing Bank or such Lender, as the case may be, for such increased cost.

 . The Borrowers shall indemnify and hold each Lender free and harmless from all losses, liabilities and reasonable expenses (including any loss sustained by that Lender in connection with the re-employment of such funds), that such Lender may sustain: (a) if by reason of any action or inaction by Borrowers a Borrowing of LIBOR Loans does not occur on a date specified therefor in a Notice of Borrowing or a telephonic request for borrowing or a continuation of or conversion to LIBOR Loans does not occur on a date specified therefor in a
Notice   of   Conversion/Continuation   or   in   a   telephonic   request   for
conversion/continuation, (b) if any prepayment of any of its LIBOR Loans occurs on a date that is not the last day of an Interest Period, or (c) if any prepayment of any of its LIBOR Loans is not made on any date specified in a notice of prepayment given by the Borrowers.

 . The Borrowers shall indemnify and hold each Lender free and harmless from, and shall pay, prior to the date on which penalties attach thereto, all present and future income, stamp and other taxes, levies or costs and charges whatsoever imposed, assessed, levied or collected on or in respect of a Loan solely as a result of the interest rate being determined by reference to LIBOR and/or the
provisions   of  this   Agreement   related  to  LIBOR  and/or  the   recording,
registration, notarization or other formalization of any thereof and/or any payments of principal, interest or other amounts made on or in respect of a Loan when the interest rate is determined by reference to LIBOR (all such taxes, levies, costs and charges being herein collectively called "LIBOR Taxes"); provided, however, that LIBOR Taxes shall not include: taxes imposed on or measured by the overall gross or net income of such Lender or any foreign branch, agency or subsidiary of such Lender by the United States of America or any political subdivision or taxing authority thereof or therein, or taxes on or measured by the overall gross or net income of that Lender or any foreign branch, agency or subsidiary of that Lender by any foreign country or subdivision thereof in which that Lender, branch, agency or subsidiary is doing business. The Borrowers also shall indemnify and hold each Lender free and harmless from, and shall pay such additional amounts equal to, increases in taxes payable by that Lender described in the foregoing proviso that are attributable to payments made by the Borrowers described in the immediately preceding sentence or this sentence. Promptly after the date on which payment of any such LIBOR Tax is due pursuant to applicable law, the Borrowers will, at the written request of such Lender, furnish to such Lender evidence, in form and substance satisfactory to such Lender, that the Borrowers have met their obligation under this Section 3.4.6; and the Borrowers will indemnify each Lender against, and reimburse each Lender on demand for, any LIBOR Taxes payable by that Lender. Such Lender shall provide the Borrowers with appropriate receipts for any payments or reimbursements made by the Borrowers pursuant to this Section 3.4.6. If any Lender fails to give the Borrowers notice pursuant to
Section 3.4.7. so as to avoid the payment of any penalties or late charges with respect to any payments required to be made by Borrowers to such Lender under this Section 3.4.6, the Borrowers shall not be responsible for the payment of any such penalties or late charges.

 . Each Lender and Issuing Bank will promptly notify the Administrative Agent (with a copy to the Borrowers) of any event of which it has knowledge, occurring after the date hereof, that entitles such Lender or such Issuing Bank to compensation, reimbursement or indemnity pursuant to this Section 3.4 or Section 3.5, and shall furnish to the Administrative Agent (with a copy to the
Borrowers)  a  certificate   of  such  Lender  or  such  Issuing  Bank  claiming
compensation, reimbursement or indemnity under this Section 3.4 or Section 3.5, setting forth in reasonable detail the additional amount or amounts to be paid to it hereunder if not theretofore paid by the Borrowers as provided in Section
3.5 (which certificate shall be presumed correct and binding in the absence of manifest error). In determining such amount, such Lender and such Issuing Bank may use any reasonable averaging, attribution or allocation methods. Within fifteen (15) days following receipt of such notice, the Borrowers shall pay to the Administrative Agent, for distribution to such Lender, or to such Issuing Bank, as the case may be, the amount shown to be due and payable by such certificate.

 .        3.5.       Taxes

 . Any and all payments by the Borrowers hereunder or under the Notes or the other Loan Documents shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect to such payments (including interest, additions to tax and penalties thereon), excluding, in the case of each Lender, the Administrative Agent and each Issuing Bank, (i) taxes imposed on or measured by its income, assets or capital, and franchise taxes imposed on it, by the jurisdiction of such Lender's Lending Office or any political subdivision or taxing authority thereof, and (ii) withholding taxes that are the subject of Sections 3.5.2 through 3.5.5. If the Borrowers shall be required by law to deduct any such taxes from or in respect of any sum payable hereunder or under any Note or any other Loan Document to any Lender or the Administrative Agent, (a) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.5) such Lender or the Administrative Agent (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions been made and (b) the Borrowers shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. If and to the extent that any Lender subsequently shall be refunded or otherwise recover all or any part of any such deduction, it shall refund to the Borrowers the amount so recovered.

 . If any Lender is a "foreign corporation" within the meaning of the Code, such Lender shall deliver to the Administrative Agent either: (a) if such Lender qualifies for an exemption from or a reduction of United States withholding tax under a tax treaty, a properly completed and executed Internal Revenue Service form 1001 before the payment of any interest is due in the first calendar year and in each third succeeding calendar year during which interest may be paid under this Agreement, or (b) if such Lender qualifies for an exemption for interest paid under this Agreement from United States withholding tax because it effectively is connected with a United States trade or business of such Lender, two properly completed and executed copies of Internal Revenue Service form 4224 before the payment of any interest is due in the first taxable year of such Lender, and in each succeeding taxable year of such Lender, during which interest may be paid under this Agreement, and (c) such other form or forms as may be required or reasonably requested by the Administrative Agent to establish or substantiate exemption from, or reduction of, United States withholding tax under the Code or other laws of the United States. Each such Lender agrees to notify the Administrative Agent of any change in circumstances that would modify or render invalid any claimed exemption or reduction.

 . If any Lender is entitled to a reduction in the applicable withholding tax, the Administrative Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by Section 3.5.2 are not delivered to the Administrative Agent, then the Administrative Agent may withhold from any interest payment to any Lender not providing such forms or other documentation, an amount equivalent to the applicable withholding tax.

 . If the Internal Revenue Service or any authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or was not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstances that rendered the exemption from or reduction of withholding tax ineffective, or for any other reason) such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax or otherwise, including penalties and interest, together with all expenses incurred, including legal expenses, allocated staff costs, and any out-of-pocket expenses.

 . If any Lender sells, assigns, grants participations in or otherwise transfers its rights under this Agreement, the participant shall comply and be bound by the terms of Sections 3.5.2, 3.5.3 and 3.5.4 as though it were such Lender.

 . Any Lender may make, carry or transfer Loans at, to or for the account of, any of its branch or agency offices, provided, however, that in the event that any Lender transfers its Loans to another branch or agency office in a transaction that does not involve the transfer by such Lender of any of its other loans to such branch or agency office, such Lender shall not be entitled to reimbursement for additional costs or taxes with respect to such Loans pursuant to Section 3.4 or Section 3.5 if the Borrowers would be subject to additional liability under
Section 3.4 or Section 3.5 to which it would not be subject if such Lender's Loans were maintained at the office at which such Loans were carried prior to such transfer.

         The Borrowers acknowledge and agree that (a) each Lender's method of funding its Loans hereunder shall be in the sole discretion of such Lender, so long as such funding complies with all applicable requirements of this Agreement, and (b) for purposes of any determination to be made pursuant to Sections 2.14.4 or 3.4.5 of this Agreement, each Lender shall be presumed conclusively to have funded its LIBOR Loans with the proceeds of Dollar deposits obtained by such Lender in the interbank Eurodollar market.


                                    ARTICLE 4

                         SECURITY; AFFILIATE AGREEMENTS

     4.1. Security. The Obligations of the Borrowers shall be secured by:

                           (a)    the Pledge Agreement; and

     (b) the security interest in the Collateral Account herein granted in favor of the Administrative Agent for the ratable benefit of the Lenders, and the other Liens provided in this Agreement and the other Security Documents.

         4.2. Further Assurances. The Borrowers and the Guarantors shall, and shall cause each of their respective Subsidiaries to, at their sole cost and expense, execute and deliver to the Administrative Agent for the ratable benefit of the Lenders all such further documents, instruments and agreements and perform all such other acts that reasonably may be required to enable the Administrative Agent and the Lenders to exercise and enforce their respective rights as the secured parties under the Security Documents and to carry out the provisions or effectuate the purposes of this Agreement and the other Loan Documents.

         4.3.  Affiliate  Agreements;   Notice  and  Cure.  Notwithstanding  any
provision in an Affiliate Agreement to the contrary, no default in the performance of a Borrower's or Guarantor's obligations under such Affiliate Agreement that is of such a nature as to give the other party thereto a right to terminate such Affiliate Agreement shall entitle such party to exercise any such right, power or remedy unless and until written notice of such default is given to the Administrative Agent and unless and until thirty (30) days shall have elapsed following receipt of such notice by the Administrative Agent, during which period the Lenders shall have the right, but not the obligation, to remedy or cure such default.

         4.4. Lenders' Obligations. No Lender who exercises a right arising under this Agreement with regard to an Affiliate Agreement shall thereby become obligated to any party, or successor to a party, for the performance of any of the terms, covenants, conditions and agreements of a Borrower or a Guarantor under such Affiliate Agreement.

     4.5. Representations and Warranties with Regard to Affiliate Agreements. Borrowers and Guarantors, in order to induce Lenders to enter into this Agreement, hereby affirm that:

                           (a) contemporaneously with or prior to the execution of this Agreement, Borrowers delivered or caused to be delivered to the Administrative Agent a full, true and complete copy of each Affiliate Agreement as amended to date;

     (b) each Affiliate Agreement is in full force and effect and has not been modified; and

     (c) no party is in default in the performance of any obligations under an Affiliate Agreement.

     4.6. Assignment of Affiliate Agreements. No Borrower or Guarantor may assign its interest in any Affiliate Agreement to any Person other than another Borrower or Guarantor without the prior written consent of the Lenders.

     4.7. Amendment of Affiliate Agreements. The Borrowers and Guarantors shall not effect any material amendment of an Affiliate Agreement without the prior written consent of the Administrative Agent.

                                    ARTICLE 5

                                    GUARANTY

         5.1. Guaranty. Each of the Guarantors hereby unconditionally and irrevocably, jointly and severally, guarantees to the Administrative Agent, the Lenders and each Issuing Bank the due and punctual payment and performance of all of the Obligations, in each case as and when the same shall become due and payable, whether at maturity, by acceleration, mandatory prepayment or otherwise, according to their terms. In case of failure by Borrowers punctually to pay or perform such Obligation, each of the Guarantors hereby unconditionally and irrevocably agrees to cause such payment to be made punctually as and when the same shall become due and payable, whether at maturity, by prepayment, declaration or otherwise, and to cause such performance to be rendered punctually as and when due, in the same manner as if such payment or performance were made by Borrowers. This guaranty is and shall be a guaranty of payment and performance and not merely of collection.

         5.2.       Maximum Guaranty Liability,

                    (a) Each Guarantor's respective obligations hereunder and under the other Loan Documents shall be in an amount equal to, but not in excess of, the maximum liability permitted under Applicable Bankruptcy Law (the "Maximum Guaranty Liability"). To that end, but only to the extent such obligations otherwise would be subject to avoidance under Applicable Bankruptcy Law if any Guarantor is deemed not to have received valuable consideration, fair value or reasonably equivalent value for its obligations hereunder or under the other Loan Documents, each such Guarantor's respective obligations hereunder and under the other Loan Documents shall be reduced to that amount which, after giving effect thereto, would not render such Guarantor insolvent, or leave such Guarantor with an unreasonably small capital to conduct its business, or cause such Guarantor to have incurred debts (or to be deemed to have intended to incur debts), beyond its ability to pay such debts as they mature, at the time such obligations are deemed to have been incurred under Applicable Bankruptcy Law. As used herein, the terms "insolvent" and "unreasonably small capital" shall likewise be determined in accordance with Applicable Bankruptcy Law. This
Section 5.2 is intended solely to preserve the rights of the Lenders, the Administrative Agent and the Issuing Bank hereunder and under the other Loan Documents to the maximum extent permitted by Applicable Bankruptcy Law, and neither the Guarantors nor any other Person shall have any right or claim under this Section 5.2 that otherwise would not be available under Applicable Bankruptcy Law.

                    (b) Each Guarantor agrees that the Guaranteed Obligations at any time and from time to time may exceed the Maximum Guaranty Liability of such Guarantor, and may exceed the aggregate Maximum Guaranty Liability of all Guarantors hereunder, without impairing this Guaranty or affecting the rights and remedies of the Lenders, the Administrative Agent or the Issuing Bank hereunder.

         5.3. Contribution. In the event any Guarantor (a "Funding Guarantor") shall make any payment or payments under this Guaranty or shall suffer any loss as a result of any realization upon any of its property granted as Collateral under any Loan Document, each other Guarantor (each, a "Contributing Guarantor") shall contribute to such Funding Guarantor an amount equal to such Contributing Guarantor's "Pro Rata Share" of such payment or payments made, or losses suffered, by such Funding Guarantor. For the purposes hereof, each Contributing Guarantor's Pro Rata Share with respect to any such payment or loss by a Funding Guarantor shall be determined as of the date on which such payment or loss was made by reference to the ratio of (a) such Contributing Guarantor's Maximum Guaranty Liability as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder) to (b) the aggregate Maximum Guaranty Liability of all Guarantors (including such Funding Guarantor) as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder). Nothing in this Section 5.3 shall affect each Guarantor's several liability for the entire amount of the Guaranteed Obligations (up to such Guarantor's Maximum Guaranty Liability). Each Guarantor covenants and agrees that its right to receive any contribution hereunder from a Contributing Guarantor shall be subordinate and junior in right of payment to all the Guaranteed Obligations.

     5.4. Guaranty  Unconditional.  The obligations of each Guarantor under this
Article 5 shall be continuing, unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

     (a) any extension, renewal, settlement, compromise, waiver or release in respect of any Obligation of the Borrowers under this Agreement or any other Loan Document, by operation of law or otherwise;

     (b) any modification or amendment or supplement to this Agreement or any other Loan Document;

     (c) any modification, amendment, waiver, release, non-perfection or invalidity of any direct or indirect security, or of any guaranty or other liability of any third party, for any Obligation of the Borrowers under this Agreement or any other Loan Document;

     (d) any change in the corporate existence, structure or ownership of any Borrower or any Guarantor, or any insolvency, bankruptcy, reorganization or other similar case or proceeding affecting any Borrower or any Guarantor or any of their respective assets, or any resulting release or discharge of any Obligation of any Borrower under this Agreement or any other Loan Document;

     (e) the existence of any claim, set-off or other right that any Guarantor at any time may have against any Borrower, the Administrative Agent, the Issuing Bank, any Lender or any other Person, whether or not arising in connection with this Agreement or any other Loan Document;

     (f) any invalidity or unenforceability relating to or against any Borrower for any reason of the whole or any provision of this Agreement or any other Loan Document, or any provision of Applicable Bankruptcy Law purporting to prohibit the payment or performance by such Borrower of any Obligation, or the payment by such Borrower of any other amount payable by it under this Agreement or any other Loan Document; or

     (g) any other act or omission to act or delay of any kind by any Borrower, the Administrative Agent, the Issuing Bank, any Lender or any other Person or any other circumstance whatsoever that might but for the provisions of this
Section 5.4 constitute a legal or equitable discharge of the obligations of any Guarantor under this Article 5.

         5.5. Discharge Only Upon Payment in Full; Reinstatement in Certain Circumstances. Each Guarantor's obligations under this Article 5 shall remain in full force and effect so long as any Obligations are unpaid or outstanding, any Obligation under the Loan Documents is not performed or any of the Commitments are in effect. If at any time any payment of the Obligations or any other amount payable by the Borrowers under this Agreement or the other Loan Documents is rescinded or otherwise must be restored or returned upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, each Guarantor's obligations under this Article 5 with respect to such payment shall be reinstated at such time as though such payment had become due but not been made at such time.

         5.6. Waiver. Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest, notice of any breach or default by the Borrowers and any other notice not specifically provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrowers or any other Person or any Collateral granted as security for the Obligations or the Guaranteed Obligations. Each Guarantor hereby specifically waives any right to require that an action be brought against the Borrowers, or any of them, with respect to the Obligations under the provisions of Title 47, Chapter 12, Tennessee Code Annotated, as the same may be amended from time to time.

         5.7. Waiver of Reimbursement, Subrogation, Etc. Each Guarantor hereby waives to the fullest extent possible as against each Borrower and its assets any and all rights, whether at law, in equity, by agreement or otherwise, to subrogation, indemnity, reimbursement, contribution, exoneration or any other similar claim, right, cause of action or remedy that otherwise would arise out of such Guarantor's performance of its obligations to the Administrative Agent or any Lender under this Article 5. The preceding waiver is intended by the Guarantors, the Administrative Agent, the Issuing Bank and the Lenders to be for the benefit of the Borrowers or any of their successors and permitted assigns as an absolute defense to any action by any Guarantor against the Borrowers or their assets that arises out of such Guarantor's having made any payment to the Administrative Agent, the Issuing Bank or any Lender with respect to any of the Guaranteed Obligations.

         5.8. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrowers under this Agreement is stayed upon the insolvency, bankruptcy or reorganization of a Borrower, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by the Guarantors hereunder forthwith on demand by the Administrative Agent as directed by Requisite Lenders.

         5.9. Subordination of Indebtedness. Any indebtedness of a Borrower for borrowed money now or hereafter owed to any Guarantor or any other Borrower is hereby subordinated in right of payment to the payment by the Borrowers of the Obligations, and if a default in the payment of the Obligations shall have occurred and be continuing, any such indebtedness of the Borrowers owed to any Guarantor or any other Borrower, if collected or received by such Guarantor or other Borrower, shall be held in trust by such Guarantor or other Borrower for the holders of the Obligations and be paid over to the Administrative Agent for application in accordance with this Agreement and the other Loan Documents.

                                    ARTICLE 6

                              CONDITIONS PRECEDENT

 . The obligations of the Lenders as Issuing Banks to issue Letters of Credit, the obligations of the Lenders to purchase participations in Letters of Credit and the obligations of the Lenders to make the Loans are all subject to the satisfaction by the Borrowers and Guarantors, to the extent not waived by the Lenders, of the following conditions precedent:

 . The Administrative Agent shall have received,  for the ratable benefit of each
Lender  (and  in  such  number  of  original   counterparts  or  copies  as  the
Administrative Agent reasonably may specify), each of the following, in form and substance satisfactory to the Administrative Agent, the Lenders and their respective counsel:

     (a) Agreement. Counterpart originals of this Agreement, each duly and validly executed and delivered by or on behalf of all the appropriate parties thereto;

     (b) Notes. The Notes, each duly and validly executed and delivered on behalf of the Borrowers;

     (c) Pledge Agreement. The Pledge Agreement duly and validly executed and delivered on behalf of all appropriate parties thereto;

     (d) Pledged Stock. Certificates evidencing the Pledged Stock together with any appropriate stock power from each certificate, duly executed in blank by GFC;

     (e) Charters; Certificates of Incorporation. Copies of the charters of GFC and TREBOR, and certificates of incorporation of SYDOOG and GOFAMCLO, certified by the Secretary of State or other appropriate public official in each jurisdiction of incorporation all in form and substance satisfactory to the Lenders;

                    (f)  Bylaws.  Copies  of  the  bylaws,  and  all  amendments thereto, of GFC, SYDOOG, TREBOR and GOFAMCLO, together with certificates of the Secretary or Assistant Secretary of such entities dated the date hereof, stating that such copy is complete and correct;

     (g) Certificates of Limited Partnership. Copies of certificates of limited partnership of Goody's IN and Goody's MS, certified by the Secretary of State or other appropriate public official in each jurisdiction of organization all in form and substance satisfactory to the Lenders;

     (h) Limited Partnership Agreements. Copies of the limited partnership agreements of Goody's IN and Goody's MS, together with certificates of the General Partner of such partnerships, dated the date hereof, stating that such copies are complete and correct;

     (i) Subscription Agreements; Conveyance and Assignment Documents. Copies of all subscription agreements or other agreements whereby GFC subscribed for the shares of SYDOOG, GOFAMCLO and TREBOR and whereby GOFAMCLO and TREBOR subscribed for the partnership interests in Goody's MS and Goody's IN together with copies of all deeds, bills of sale and all other documents evidencing on effecting any transfers of assets made in consideration for the aforementioned shares and partnership interests.

                    (j)  Good  Standing  and  Authority.   Certificates  of  the
         appropriate governmental officials of each jurisdiction as the Administrative Agent reasonably may request, dated within ten (10) days of the date hereof, stating that the Borrowers and Guarantors exist, are in good standing with respect to the payment of franchise and similar taxes and are duly qualified to transact business therein;

                    (k) Incumbency. Certificates of the Secretaries or Assistant Secretaries or other officer or partner, as appropriate, of each Borrower and Guarantor, dated the date hereof, as to the incumbency and signature of all officers or partners (as appropriate) of such Borrower or Guarantor authorized to execute or attest to this Agreement, the Notes and the other Loan Documents to which such Borrower or Guarantor is a party, together with evidence of the incumbency of each such Secretary or Assistant Secretary or other officer of partner;

                    (l) Resolutions. With respect to each Borrower and Guarantor
         (i) copies of the resolution authorizing, approving and ratifying this Agreement, the Notes, and the other Loan Documents and the transactions contemplated herein and therein to which such entity is a party, duly adopted by the board of directors, with regard to corporate Borrowers and Guarantors, and by the partners, with regard to partnership Borrowers and Guarantors, together with (ii) certificates of the Secretary or Assistant Secretary or other appropriate officer or partner of each Borrower and Guarantor, dated the date hereof, stating that each such copy is a true and correct copy of resolutions duly adopted at a meeting, or by action taken on written consent, of the board of directors or partners (as appropriate) of such Borrower or Guarantor and that such resolutions have not been modified, amended, rescinded or revoked in any respect and are in full force and effect as of the date hereof;

                    (m) Legal Opinions of the Borrowers' and Guarantors' Counsel. The favorable legal opinion of Messrs. Woolf, McClane, Bright, Allen & Carpenter, counsel to the Borrowers and Guarantors, dated the date hereof, and addressed to the Administrative Agent, and the Lenders, substantially in the form of Exhibit 6.1.1A, together with a letter from the Borrowers and Guarantors to such counsel, substantially in the form of Exhibit 6.1.1B, requesting such counsel to deliver its opinion to the Administrative Agent and the Lenders;

                    (n)   Evidence  of   Indebtedness.   If   requested  by  the
         Administrative Agent, (i) a copy of each indenture, loan agreement, guaranty, promissory note or other evidence of Indebtedness (together with all modifications, amendments, restatements or supplements thereto), excluding orders for the purchase of inventory in the ordinary course of GFC's, Goody's MS and Goody's IN's business, to which each Borrower or Guarantor is a party constituting a liability (contingent or otherwise) equal to or in excess of $100,000, the terms and conditions of which shall be satisfactory to the Administrative Agent, and (ii) a report certified by a Responsible Officer of each Borrower and Guarantor and describing any default or failure of performance or any event that with the giving of notice of, or the lapse of time, or both, would become a default by such Borrower or Guarantor under any of such documents, instruments or agreements;

                    (o) February 3, 1996 Financial Statements. The final February 3, 1996 balance sheet of GFC and the related statement of income and cash flow for the Fiscal Year then ended, which GFC has already provided to Lenders;

                    (p) Securities and Exchange Commission Form 10-K. The Securities and Exchange Commission Form 10-K with regard to GFC for the year ending February 3, 1996 as filed with the Securities and Exchange Commission, which GFC has already provided to Lenders;

     (q) Proxy Statement for 1996 Annual Meeting. The proxy statement for the GFC's 1996 annual meeting, which GFC has already provided to Lenders;

                    (r) Officer's Certificate. A certificate of a Responsible Officer of each Borrower and Guarantor, dated the date hereof, stating that (i) each of the representations and warranties contained in
         Article 9 is true and correct at and as of the date hereof with the same force and effect as if made on such date, (ii) all obligations, covenants, agreements and conditions contained in this Agreement to be performed or satisfied by such Borrower or Guarantor on or prior to the date hereof have been performed or satisfied in all respects, (iii) with regard to GFC only, since February 3, 1996, there has been no material adverse change in the properties, businesses or results of operations or in the financial or other condition of GFC and (iv) no Default or Event of Default has occurred or is occurring, and in addition setting forth in such detail as shall be required by the Lenders calculations showing that as of the date hereof and after giving effect to the transactions that are the subject hereof, the Borrowers and Guarantors are in compliance with Article 10;

     (s) No Default Certificate. A certificate duly executed by a Responsible Officer of each Borrower and Guarantor, certifying that no Default or Event of Default exists as of the date hereof;

                    (t) Consents. Evidence that each Borrower and each Guarantor has obtained all requisite consents and approvals required to be obtained from any Person to permit the transactions contemplated by this Agreement, the Notes and the other Loan Documents to be consummated in accordance with their respective terms and conditions; and

                    (u) Other Matters. All other documents, instruments, agreements, opinions, certificates, insurance policies, consents and evidences of other legal matters, in form and substance satisfactory to the Administrative Agent and its counsel, as the Administrative Agent reasonably may request.

 . Each Borrower and Guarantor shall not be in violation of, or have received notice of any violation of, any applicable legal requirements, including any
building,  zoning,  occupational  safety  and  health,  pension,   environmental
control, or similar law, ordinance or regulation relating to any of its properties, or the operation thereof or of its business, or any applicable fair employment, equal opportunity or similar law, ordinance or regulation, if such violation or non-compliance could have a material adverse effect on the properties, businesses, results of operations, management or financial or other condition of such Borrower or Guarantor.

 . No material misrepresentation or omission shall have been made by or on behalf of any Borrower or any Guarantor to the Lenders with respect to such Borrower's or Guarantor's business operations or financial or other condition.

 .  Except  as  described  in  Section  7.6,  no  action,  suit,   proceeding  or
investigation shall be pending before or threatened by any court or Governmental Authority with respect to the transactions contemplated hereby or that may have a material adverse effect (as determined by the Administrative Agent and the Lenders, in their sole discretion) on any Borrower's or any Guarantor's business operations or financial or other condition.

 . The obligations of each of the Lenders to make any Loans (including Loans used to refinance or repay other Loans) on any date (including the date hereof), and the obligations of the Lenders as Issuing Banks to issue Letters of Credit on any date (including the date hereof), are subject to the satisfaction of the conditions set forth below in this Section 6.2. Each request for Loans or for a Letter of Credit hereunder shall constitute a representation and warranty by each Borrower to the Administrative Agent and each such Lender, as of the date of the making of such Loans or the issuance of such Letter(s) of Credit, that the conditions in this Section 6.2 have been satisfied.

     . The conditions precedent set forth in Section 6.1 shall have been satisfied as of the date of this Agreement.

 . The representations and warranties of the Borrowers and Guarantors set forth in this Agreement, the Notes and the other Loan Documents and in any certificate, opinion or other statement provided at any time by or on behalf of any Borrower or any Guarantor in connection herewith shall be true and correct on and as of the date of the making of such Loans or the issuance of such Letter(s) of Credit as if made on and as of such date, except for such changes in the Schedules in this Agreement that are permitted to be made on a quarterly basis pursuant to Section 8.1.2 hereof.

 . No Default or Event of Default shall have occurred and be continuing on the date of the requested Borrowing or Letter of Credit issuance or after giving effect to such Borrowing or Letter of Credit issuance.

 . No law or regulation shall prohibit the making of a requested Loan or the issuance of a requested Letter of Credit; no order, judgment or decree of any court or Governmental Authority shall prohibit the making of the requested Loan or the issuance of the requested Letter of Credit; and no litigation shall be pending that in the judgment of the Administrative Agent or Requisite Lenders would, enjoin, prohibit or restrain any Lender or any Issuing Bank from making a requested Loan or the Issuing Bank from issuing a requested Letter of Credit.

 . All proceedings in connection with the making of any Loan, the issuance of any Letter of Credit and the other transactions contemplated by this Agreement, the Loan Documents and all documents incidental thereto shall be satisfactory to the Administrative Agent, and the Administrative Agent shall have received all such information and such counterpart originals or certified or other copies of such documents as the Administrative Agent reasonably may request.

                                    ARTICLE 7

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Administrative Agent, each Issuing Bank and the Lenders to enter into this Agreement, to make the Loans, to issue the Letters of Credit and to provide the other financial accommodations provided for herein, each Borrower and Guarantor hereby makes the following representations and warranties to the Administrative Agent, each Issuing Bank and each Lender:

 . GFC and TREBOR are corporations duly organized, validly existing and in good standing under the laws of the State of Tennessee. SYDOOG and GOFAMCLO are corporations duly organized, validly existing and in good standing under the laws of the State of Delaware. Goody's MS and Goody's IN are limited partnerships duly organized, validly existing and in good standing under the laws of the State of Tennessee. Each Borrower and Guarantor has the corporate or partnership (as applicable) power and authority and the legal right to own and operate its properties and assets, to lease the properties and assets it operates under lease and to carry on its business as it is now being conducted and intended to be conducted, and is duly qualified to transact business as a foreign corporation or limited partnership in good standing under the laws of each jurisdiction in which its ownership, lease or operation of property or the conduct of its business requires such qualification, except to the extent that failure to qualify to transact business would not have a material adverse effect on the properties, business, results of operation or financial or other condition of such Borrower or Guarantor.

 . Each Borrower and Guarantor (a) has the corporate or partnership (as applicable) power and authority and the legal right to enter into this Agreement and the Loan Documents and to enter into and perform its respective obligations hereunder and thereunder, and (b) has taken all necessary corporate action on its part to authorize the execution and delivery of such documents, instruments and agreements and the performance of its respective obligations hereunder and thereunder. This Agreement, the Notes and the other Loan Documents have been duly executed and delivered on behalf of each Borrower and Guarantor as are parties to such Loan Documents and constitute legal, valid and binding obligations, enforceable against each Borrower and Guarantor in accordance with their respective terms.

 . All necessary consents, approvals and authorizations of, filings with and acts by or with respect to all Governmental Authorities and other Persons required to be obtained, made or taken in connection with the transactions contemplated hereby or the execution, delivery, performance, validity or enforceability of this Agreement, the Notes and the other Loan Documents (a) have been obtained, made or taken and (b) remain in effect.

 . The execution and delivery of this Agreement, the Notes and the other Loan Documents, the transactions contemplated hereby, the use of the proceeds thereof and the performance by each Borrower and Guarantor (to the extent it is a party to such Loan Document) of its obligations (a) do not conflict with or violate any Requirement of Law or any Contractual Obligation of such Borrower or Guarantor, except to the extent that any such violation or conflict would not have a material adverse effect on the properties, businesses, results of operations, management or financial or other condition of such Borrower or Guarantor, and (b) do not conflict with, constitute a default or require any consent under, or result in the creation of any Lien upon any property or assets of such Borrower or Guarantor pursuant to any Contractual Obligation of such Borrower or Guarantor.

 .        7.5.       Financial Statements; Solvency

                    (a) The balance sheet of GFC as of February 3, 1996, and the related statement of income, shareholders' equity and cash flow for the Fiscal Year then ended, together with the opinion of Deloitte & Touche LLP with respect thereto, copies of which have been furnished to the Administrative Agent, fairly present the assets, liabilities and financial position of GFC as at such date and the results of its operations and its cash flow for the Fiscal Year then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in compliance with GAAP applied consistently throughout the periods involved. At February 3, 1996, GFC had no material Indebtedness, obligation or other unusual forward or long-term commitment that is not fairly reflected in accordance with GAAP in the foregoing financial statements or in the notes thereto.

                    (b) After giving effect to the consummation of the transactions contemplated by this Agreement, the making of Loans hereunder, the issuance of Letters of Credit hereunder, the incurrence by each Borrower of the Obligations and the incurrence by each Borrower and Guarantor of the Obligations, each Borrower and Guarantor is Solvent.

                    (c) This Agreement and the other Loan Documents have been executed and delivered to the Lenders and the Administrative Agent by each Borrower and Guarantor in good faith, and the Obligations incurred hereunder and under the other Loan Documents and the security interests granted hereunder or pursuant thereto were incurred and granted in exchange for fair consideration and reasonably equivalent value.

                    (d) Each Borrower and Guarantor does not intend to incur, nor believes it will incur, debts beyond its ability to pay as they mature or become due.

                    (e) Substantially all of each Borrower's and Guarantor's trade and other accounts payable, if any, are current and are being paid in accordance with their respective terms. The consummation of the transactions contemplated by this Agreement and the other Loan Documents will not impair the ability of each Borrower and Guarantor to pay its trade and other accounts payable, if any, in accordance with their terms.

                    (f) No Borrower or Guarantor contemplates filing a petition in bankruptcy or for reorganization under the federal Bankruptcy Code, nor does any Borrower or Guarantor have any knowledge of any threatened bankruptcy or insolvency proceedings against it.

                    (g) The funds obtained from Lenders are to be used in accordance with the provisions of this Agreement.

 . Except as otherwise set forth in Schedule 7.6 or as otherwise disclosed by GFC to the Lenders in writing subsequent to May 25, 1995, there are no actions, suits, proceedings or other litigation (including proceedings by or before any arbitrator or Governmental Authority) pending or threatened against or affecting any Borrower or Guarantor nor to the knowledge of any Borrower or Guarantor is there any basis therefor, (a) that challenge the validity or propriety of the transactions contemplated hereby, (b) that could, if adversely determined, individually or in the aggregate, have, in the reasonable judgement of the Lenders, a reasonable likelihood to have a material adverse effect on the properties, businesses, results of operations, management or financial or other condition of any Borrower or Guarantor unless fully covered by insurance (subject to reasonable deductibles), (c) that, if adversely determined, would result in a material damage award against any Borrower or Guarantor which would not be reimbursable by insurance, or (d) that could affect the ability of any Borrower or Guarantor to perform its obligations under this Agreement, the Notes or the other Loan Documents to which it is a party.

 . No Borrower or Guarantor is in default (nor has any event occurred that with notice or lapse of time or both would constitute a default) under any Contractual Obligation of any Borrower or Guarantor if such default or event could have a material adverse effect on the properties, businesses, results of operations, management or financial or other condition of such Borrower or Guarantor or on the ability of such Borrower or Guarantor to perform its obligations under this Agreement, the Notes or the other Loan Documents to which it is a party. No Default or Event of Default has occurred and is continuing.

 . The capitalization of GFC, TREBOR, SYDOOG and GOFAMCLO consists of such number of shares, authorized, issued and outstanding, of such classes and series, with or without such par value, as are set forth in Schedule 7.8A. All such outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. There are no outstanding stock purchase warrants, subscriptions, options, securities, instruments or other rights of any type or nature whatsoever that are convertible into, exchangeable for or otherwise provide for the issuance of capital stock of GFC, TREBOR, SYDOOG or GOFAMCLO except as described in Schedule 7.8A. The partners of Goody's IN and Goody's MS and such partners' respective partnership interests are set forth in Schedule 7.8B. Other than the partnership agreements delivered to the Administrative Agent pursuant to Section 6.1.1(h) above, there are no agreements between any person and the partners at Goody's IN and Goody's MS with regard to the disposition of the current partnership interests of Goody's IN and Goody's MS, or the sale or creation of additional partnership interests in Goody's MS and Goody's IN.

 . Except as disclosed to Lenders in writing, each Borrower and Guarantor has filed all tax returns that were required to be filed in any jurisdiction and has paid all taxes shown thereon to be due or otherwise due upon such Borrower or
Guarantor  or  its  properties,   income  or  franchises,   including  interest,
assessments, fees and penalties (or have provided adequate reserves for the payment thereof), except to the extent that the failure to file such returns or pay such amounts would not result in a liability to such Borrower or Guarantor which is equal to or greater than $200,000 for any one failure or $500,000 when aggregated with all such other failures of the Borrowers and Guarantors. To the knowledge of each Borrower and Guarantor, and except as previously disclosed in writing to the Lenders, no claims are threatened, pending or being asserted with respect to, or in connection with, any return referred to in this Section 7.9 that, if, adversely determined, in the reasonable judgement of the Lenders, would have a reasonable likelihood of having a material adverse effect on the properties, businesses, results of operations, management or financial or other condition of such Borrower or Guarantor taken as a whole, or could affect the ability of such Borrower or Guarantor to perform its obligations under this Agreement, the Notes and the other Loan Documents to which it is a party.

 . No Contractual Obligation of any Borrower or Guarantor and no Requirement of Law relating to or otherwise affecting any Borrower or Guarantor or any of its properties, businesses or operations, materially and adversely affects, or insofar as any of them may reasonably foresee could so affect, the properties, businesses, results of operations, management or financial or other condition of any Borrower or Guarantor or could affect the ability of any Borrower or Guarantor to perform its obligations under this Agreement, the Notes and the other Loan Documents to which it is a party.

     . There are no outstanding or unpaid judgments against any Borrower or any Guarantor in excess of $500,000.

 . Except for Subsidiaries which become parties to this Agreement, the Borrowers and Guarantors shall not create any Subsidiaries without the prior written consent of the Requisite Lenders. Such new Subsidiaries shall become parties to this Agreement as either Borrowers or Guarantors, as determined by the Lenders in their sole discretion.

 . No "prohibited transaction" or "accumulated funding deficiency" (each as defined in ERISA) or Reportable Event has occurred with respect to any Single Employer Plan, or to the knowledge of the Borrowers and Guarantors with respect to any Multi-Employer Plan that would have a material adverse effect on any Borrower's or Guarantor's financial condition or business. As of the most recent actuarial valuation of any such Plan, the actuarial present value of all benefits under each Plan (based on those assumptions used to fund the Plan) does not exceed the fair market value of the assets of the Plan allocable to such benefits. Each Borrower, Guarantor and Commonly Controlled Entity are in compliance in all material respects with ERISA and the rules and regulations promulgated thereunder.

 . None of the Borrowers or Guarantors is engaged principally in, nor has as one of its most important activities, the business of extending credit for the purpose of purchasing or carrying "margin stock" as that term is defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System, as now in effect. No part of the Indebtedness evidenced by the Notes, or otherwise created in connection with this Agreement or the other Loan Documents, shall be used, directly or indirectly, for the purpose of purchasing any such margin stock. If requested by the Administrative Agent or any of the Lenders, each Borrower and Guarantor shall furnish or cause to be furnished to the Administrative Agent and each such Lender a statement, in conformity with the requirements of Federal Reserve Form U-1 referred to in Regulation U, to the foregoing effect.

 . None of the Borrowers or the Guarantors is an investment company, or company controlled by an investment company within the meaning of the Investment Company Act of 1940, as now in effect.

 . Except as disclosed by GFC to Lenders in writing subsequent to May 25, 1995, set forth on Schedule 7.16A hereto is a complete and correct list of all Indebtedness (other than Contingent Obligations, Indebtedness incurred under the Loan Documents, trade debt incurred in the ordinary course of business and obligations under Operating Leases) of each Borrower and Guarantor and the aggregate principal amount thereof outstanding on the date hereof. Except as disclosed by GFC to Lenders in writing subsequent to May 25, 1995, set forth on
Schedule 7.16B is a complete and correct list of all Contingent Obligations (other than any Contingent Obligations created under the Loan Documents of each Borrower and each Guarantor) and the aggregate amount thereof outstanding on the date hereof.

 . Set forth on Schedule 7.17A is a complete and correct list of the locations where the Borrowers and Guarantors maintain their chief executive offices, their principal places of business, an office, or any material financial records. Except as disclosed by GFC to Lenders in writing subsequent to May 25, 1995, set forth on Schedule 7.17B is a complete and correct list of each name under or by which each of the Borrowers and Guarantors presently conducts its business or has conducted its business since 1991.

 . Each Borrower and Guarantor has good and marketable title (or, to the knowledge of such Borrower and Guarantor, good and marketable leasehold interests with respect to leased property) to all its respective assets (including all assets of GFC reflected in the balance sheet as of February 3, 1996), subject to no Liens other than Permitted Liens.

 . There are no disputes or controversies pending between any Borrower or Guarantor and its employees, the outcome of which may have a material adverse effect on the properties, businesses, results of operations, management or financial or other condition of such Borrower or Guarantor.

 . Each Borrower and Guarantor (a) to the best of its knowledge, has not been, is not and will not be in material violation of any Requirement of Law binding upon such Borrower and Guarantor or its respective properties and assets, including any building, zoning, occupational safety, pension, environmental control, or similar law, ordinance or regulation relating to its properties or the operation thereof or of its businesses, or any applicable fair employment, equal opportunity or similar law, ordinance or regulation, (b) to the best of its knowledge, has not failed to obtain any material license, permit, certificate or other governmental authorization necessary for the conduct of its business or the ownership and operation of its properties, (c) has not received any notice from any Governmental Authority, and to its knowledge no such notice is pending or threatened, alleging that such Borrower or Guarantor has violated, or has not complied with, any Requirement of Law, condition or standard applicable with respect to any of the foregoing, and (d) is not a party to any agreement or instrument, or subject to any judgment, order, writ, rule, regulation, code or ordinance, except where any violation, noncompliance, failure, agreement, judgment, etc. as described in this Section 7.20 would not have a material adverse effect on the properties, businesses, results of operations, management or financial or other condition of such Borrower or Guarantor.

 . To the best of its  knowledge,  each  Borrower and Guarantor has all licenses,
permits,   approvals,    registrations,    contracts,    consents,   franchises,
qualifications, and other authorizations necessary for the lawful conduct of its business or operations wherever now conducted and as planned to be conducted, pursuant to all applicable statutes, laws, ordinances, rules and regulations of all Governmental Authorities having, asserting or claiming jurisdiction over such Borrower or Guarantor or over any part of its respective operations. Copies of all such licenses, permits, approvals, registrations, contracts, consents, franchises, qualifications, and other authorizations as may be reasonably requested by the Administrative Agent, shall be provided, if available to such Borrower or Guarantor, upon such request. Each Borrower and Guarantor is not in
default  under  any  of  such  licenses,  permits,   approvals,   registrations,
contracts, consents, franchises, qualifications, and other authorizations, and no event has occurred, and no condition exists, that with the giving of notice, the passage of time or both would constitute a default thereunder or would result in the suspension, revocation, impairment, forfeiture or non-renewal of any thereof. The continuation, validity and effectiveness of all such licenses,
permits,   approvals,    registrations,    contracts,    consents,   franchises,
qualifications, and other authorizations will not be adversely affected by the transactions contemplated by this Agreement. No Borrower or Guarantor knows of any reason why it will not be able to maintain after the date hereof all licenses, permits, approvals, registrations, contracts, consents, franchises, qualifications, and other authorizations necessary or appropriate to conduct the businesses of such Borrower or Guarantor as now conducted and presently proposed to be conducted.

 . Except as set forth on Schedule 7.22 or as otherwise disclosed by GFC to Lenders in writing subsequent to May 25, 1995, since the most recent audited or unaudited financial statements provided by the Borrowers and Guarantors to
Lenders,   there  has  been  no  material  adverse  change  in  the  properties, businesses, results of operations, management or financial or other condition of any Borrower or Guarantor.

 . Except as disclosed to Lenders by GFC subsequent to May 25, 1995, set forth on
Schedule 7.23 is a complete and accurate list, as of the date hereof, of (a) all employment agreements and executive compensation arrangements to which the Borrowers and Guarantors are a party and which provide for annual base compensation to any Person (assuming compliance with or satisfaction of all contingencies or conditions) of $250,000 or more per year and (b) to the Borrowers' and Guarantors' knowledge, all agreements relating to the voting or disposition of any outstanding shares of capital stock of GFC, SYDOOG, TREBOR or GOFAMCLO or to any votes of the partners of Goody's MS and Goody's IN or to the disposition of such partner's partnership interest or to the sale of additional partnership interests in Goody's MS and Goody's IN.

 . (a) To the best of each Borrower's and Guarantor's knowledge, none of the Borrowers or Guarantors and any of their operations is in violation of any
applicable   Hazardous  Materials  Law  or  any  restrictive  covenant  or  deed restriction relating to environmental matters (recorded or otherwise), the violation of which would be likely to have a material adverse effect on the properties, businesses, results of operations, management or financial or other condition of such Borrower or Guarantor; (b) without limitation of clause (a) above, to the best of each Borrower's and Guarantor's knowledge, none of the Borrowers or Guarantors, their operations, nor any current or prior owner, lessor or operator (other than such Borrower or Guarantor), is in violation of any Hazardous Materials Law or subject to any existing, pending or threatened investigation, inquiry or proceeding by any Governmental Authority or subject to any remedial obligations under any Hazardous Materials Law; (c) to the best of each Borrower's or Guarantor's knowledge, all material permits and licenses required of such Borrower or Guarantor with respect to Hazardous Materials, including past or present treatment, storage, disposal or release of any Hazardous Materials or solid waste into the environment, have been obtained or filed; (d) to the best of each Borrower's and Guarantor's knowledge, all Hazardous Materials or solid waste generated by such Borrower or Guarantor has in the past been, and will continue to be, transported, treated and disposed of only by carriers maintaining valid permits under all applicable Hazardous
Materials  Laws  and  only  at  treatment,   storage  and  disposal   facilities
maintaining valid permits under applicable Hazardous Materials Laws, which carriers and facilities have been and are operating in compliance with such permits; (e) each Borrower and Guarantor has taken all reasonable steps necessary to determine, and has determined that no Hazardous Materials or solid wastes have been disposed of or otherwise released by it except in compliance with Hazardous Material Laws that would materially affect such Borrower's or Guarantor's financial condition or business; and (f) no Borrower or Guarantor has any material contingent liability in connection with any release of any Hazardous Materials or solid waste into the environment.

 . Neither this Agreement nor any of the other Loan Documents, nor any agreement, instrument or other document executed pursuant hereto or thereto or in connection herewith or therewith, nor any certificate, statement or other information referred to herein or therein or furnished to the Administrative Agent, each Issuing Bank or any of the Lenders pursuant hereto or thereto or in connection herewith or therewith, contains any misstatement of a material fact or omits to state any material fact necessary to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading on the date hereof or on the date furnished, as the case may be, except as otherwise disclosed to the Administrative Agent, each Issuing Bank and the Lenders in writing on or prior to the date hereof. No Borrower or Guarantor is aware of any fact that it has not disclosed to the Lenders that materially and adversely affects, or insofar as such Borrower or Guarantor can reasonably foresee, could materially and adversely affect, the properties, businesses, results of operations, management or financial or other condition of such Borrower or Guarantor, or could affect the ability of such Borrower or Guarantor to perform its obligations under this Agreement and the other Loan Documents to which it is a party.

 . Except as disclosed to Lenders by GFC subsequent to May 25, 1995, set forth on
Schedule 7.26 hereto is a complete and accurate list of all Material Contracts of each Borrower and Guarantor. Other than as disclosed to Lenders by GFC subsequent to May 25, 1995 and as set forth on Schedule 7.26, each such Material Contract is in full force and effect in accordance with the terms thereof and there are no material defaults by any Borrower or any Guarantor, to the knowledge of any Borrower or any Guarantor, by any other party, under any such
Material   Contract.   Each   Borrower  and   Guarantor  has  delivered  to  the
Administrative Agent a true and complete copy of each of its Material Contracts.

         7.27 Acquisition of Assets. Each Borrower (other than GFC) and Guarantor acknowledges that (a) the Facilities pre-existed such Borrower's or Guarantor's formation; (b) the Lenders based their decision to extend the Facilities to GFC based on the value of the assets of GFC and the income derived therefrom; (c) such Borrower or Guarantor was capitalized by the transfer from GFC of assets subject to the Facilities; and (d) such assets now titled in the name of such Borrower or Guarantor remain subject to the negative pledge and other restrictions imposed by this Agreement to the same extent as prior to the formation and capitalization of such Borrower or Guarantor.

                                    ARTICLE 8

                              AFFIRMATIVE COVENANTS

         So long as any Obligations are unpaid or outstanding, any Obligation under the Loan Documents is unperformed or any of the Commitments are in effect, each Borrower and Guarantor shall:

 .        8.1.       Financial Statements

 . Furnish to the Administrative Agent and each Lender, as soon as available and in any event within ninety-five (95) days after the end of each Fiscal Year of the Borrowers and Guarantors, a consolidated balance sheet of the Borrowers and Guarantors, as of the end of such Fiscal Year and the related consolidated statement of income, shareholders' equity and consolidated cash flow for such Fiscal Year, audited and reported upon, without qualification, by Deloitte & Touche, LLP, or other independent public accountants reasonably acceptable to the Lenders, together with (a) a certificate of a Responsible Officer of such Borrower or Guarantor stating that no Default or Event of Default has occurred and is continuing or, if in the opinion of such officer, a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action that such Borrower or Guarantor proposes to take with respect thereto, (b) a certificate of a Responsible Officer of such Borrower or Guarantor stating that there has been no material change in the information contained in the Schedules provided pursuant to Article 7, except as may be attached to such certificate, (c) a schedule in form satisfactory to the Administrative Agent and the Lenders of the computations used by the Borrowers and Guarantors in determining, as of the end of such Fiscal Year, compliance with all financial covenants contained herein and (d) a written discussion and analysis by the management of GFC of the consolidated financial statements furnished in respect of such annual fiscal period.

 . Furnish to the Administrative Agent and each Lender, as soon as available and in any event within fifty (50) days after the end of each Fiscal Quarter of the Borrowers and Guarantors (other than the last Fiscal Quarter in any Fiscal Year) an unaudited consolidated balance sheet of the Borrowers and Guarantors, as of the end of such Fiscal Quarter, and the related consolidated statement of income for the period commencing at the beginning of the current Fiscal Year and ending with the end of such Fiscal Quarter and the related consolidated statement of cash flow for the period commencing at the beginning of the current Fiscal Year and ending with the end of such Fiscal Quarter, certified by a Responsible Officer of such Borrower or Guarantor, together with (a) a certificate of said Responsible Officer stating that no Default or Event of Default has occurred and is continuing or, if in the opinion of such officer, a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action that such Borrower or Guarantor proposes to take with respect thereto, (b) a certificate of a Responsible Officer of such Borrower or Guarantor stating that there has been no material change in the information contained in the Schedules provided pursuant to Article 7, except as may be attached to such certificate, (c) a schedule in form satisfactory to the Administrative Agent and the Lenders of the computations used by the Borrowers and Guarantors in determining, as of the end of such period, compliance with all financial covenants contained herein and (d) a written discussion and analysis by the management of GFC of the financial statements furnished in respect of such period.

 . Take all actions necessary to cause all such financial statements to be complete and correct in all material respects and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as may be approved by such accountants or Responsible Officer, as the case may be, and disclosed therein and except as to normal year-end adjustments as to unaudited financial statements).

Additional Reports of Borrowers and Guarantors. Each Borrower and Guarantor agrees to furnish to the Administrative Agent and each Lender, as soon as available and in any event within 65 days after the end of each Fiscal Quarter of the Borrowers and Guarantors, and within 110 days after the end of each Fiscal Year of the Borrowers and Guarantors, an unaudited statement of assets, liabilities and equity and related unaudited statement of income for such Borrower or Guarantor signed by a Responsible Officer of such Borrower or Guarantor stating that the statements are prepared from the books and records of such Borrower or Guarantor but not necessarily in conformity with GAAP.

     . Subject to normal year-end adjustments, furnish to the Administrative Agent and each Lender:

 . Promptly after the same are received by any Borrower or Guarantor, copies of management letters provided to such Borrower or Guarantor by its independent certified public accountants that describe or refer to any inadequacy, defect, problem, qualification or other lack of satisfactory accounting controls utilized by such Borrower or Guarantor.

 . Together with the other Borrowers and Guarantors, (a) within five (5) Business Days after the delivery of same to the shareholders of GFC, copies of all financial statements and reports that GFC sends to the shareholders of GFC, and
(b) within five (5) business days of the filing thereof, copies of all reports and statements of GFC (including final proxy and information statements, quarterly, annual and current reports and registration statements, but excluding those pertaining only to employee benefit plans) that it may make to, or file with, the Commission.

 . Together with the other Borrowers and Guarantors, as soon as available, and in any event not later than sixty (60) days after the end of each Fiscal Year of the Borrowers and Guarantors, twelve (12) month budgeted consolidated financial statements (including balance sheet and statement of income, shareholders' equity and cash flow, all on a consolidated basis) for the following Fiscal Year of the Borrowers and Guarantors (including underlying assumptions) in a form substantially the same as the budget provided the Lenders prior to the execution of this Agreement. Any updates thereto shall be provided upon request of the Administrative Agent.

 . Promptly upon request by the Administrative Agent, copies of all material agreements, instruments and/or documents evidencing or otherwise related to such Borrower's or Guarantor's Indebtedness.

 .  Promptly,   such   additional   financial  and  other   information   as  the
Administrative Agent or any Lender from time to time may reasonably request.

 . Notify the Administrative Agent and each Lender of the occurrence of any of the following events not later than five (5) days after such Borrower or Guarantor knows or has reason to know of such event:

 .  Any Default or Event of Default.

 . (a) Any default or event of default or concurrent defaults or events of default under one or more Contractual Obligations or Operating Leases of such Borrower or Guarantor that if adversely determined could result in liability equal to or greater than $2,500,000 per default or event of default and $5,000,000 in the aggregate (together with defaults of the other Borrowers and Guarantors) at any time or could otherwise have a material adverse effect on the properties, businesses, results of operations, management or financial or other condition of such Borrower or Guarantor, (b) any litigation, investigation or proceeding that may exist at any time between such Borrower or Guarantor and any Governmental Authority (excluding, however, audits and inquiries made in the ordinary course of business), that if adversely determined, would have a material adverse effect on the properties, businesses, results of operations, management or financial or other condition of such Borrower or Guarantor, or (c) any other litigation that if adversely determined would (i) if the relief sought does not include damages, have a material adverse effect on the properties, businesses, results of operations, management or financial or other condition of such Borrower or Guarantor, or (ii) if the relief sought includes damages, would result in an uninsured liability to any Borrower or Guarantor equal to or in excess of $2,500,000, or when aggregated with other pending litigation, investigations or proceedings against all Borrowers and Guarantors, would result in an aggregate uninsured liability to the Borrowers and Guarantors equal to or in excess of $5,000,000.

 . (a) Any Reportable Event with respect to any Plan, (b) the institution of proceedings or the taking or expected taking of any other action by the PBGC, any Borrower or Guarantor or any Commonly Controlled Entity to terminate, withdraw or partially withdraw from any Plan and (c) with respect to any Multi-Employer Plan, the reorganization or insolvency of such Plan; provided, however, that no Borrower or Guarantor shall be required to provide notice to the extent the occurrence of an event or events described above will not have a material adverse effect on the properties, business, results of operations, management, financial, or other condition of such Borrower or Guarantor. In addition to such notice, each Borrower and Guarantor shall deliver or cause to be delivered to the Administrative Agent and each Lender whichever of the following may be applicable: (i) a certificate of a Responsible Officer of such Borrower or Guarantor setting forth details as to such Reportable Event and the action that it or the Commonly Controlled Entity proposes to take with respect thereto, together with the copy of any notice of such Reportable Event that may be required to be filed with the PBGC, or (ii) any notice delivered by the PBGC evidencing its intent to institute such proceedings or any notice to the PBGC that such Plan is to be terminated, as the case may be.

 . (a) Any event that makes any of the representations set forth in Section 9.27 inaccurate in any material respect or (b) the receipt by any Borrower or Guarantor of any notice, order, directive or other communication from a Governmental Authority alleging a violation of or noncompliance with any Hazardous Material Laws.

     . (a) Any material amendment, change or modification to, or waiver of any material provision of, or any termination of, any Material Contract and (b) any default or event of default under any Material Contract.

 . Any casualty loss or event not insured against in an amount in excess of $2,500,000, or when aggregated with other casualty losses or events not insured against, would result in an aggregate loss equal to or in excess of $5,000,000 with regard to all of the Borrowers and Guarantors.

 .        8.4.       Payment of Obligations and Performance of Covenants

                    (a) Make full and timely payment of the Obligations, including the Loans and Letter of Credit Liabilities, whether now existing or hereafter arising;

                    (b) Duly comply with all terms, covenants and conditions contained in each of the Loan Documents, at the times and places and in the manner set forth therein; and

 . Pay or cause to be paid before the same shall become delinquent and before penalties have accrued thereon, all taxes, assessments and governmental charges or levies imposed on the income, profits, franchises, property or businesses of such Borrower or Guarantor except to the extent and so long as (a) the same are being contested in good faith by appropriate proceedings and (b) adequate reserves with respect thereto in conformity with GAAP have been provided on the books of such Borrower or Guarantor.

 . Continue (a) with regard to GFC, Goody's MS and Goody's IN, to engage in the business of selling apparel at retail and, with regard to Goody's MS, to provide inventory and distribution services to GFC and Goody's IN, (b) with regard to SYDOOG, to hold, acquire and license intellectual property to GFC, Goody's MS and Goody's IN, (c) with regard to TREBOR and GOFAMCLO, to hold partnership interests in Goody's MS and Goody's, IN, and (d) with regard to each Borrower and Guarantor, except as permitted by Sections 9.3 and 9.4, to preserve, renew and keep in full force and effect its existence and present corporate structure.

 . Observe and comply with all present and future Requirements of Law relating to the conduct of its business or to its properties or assets, except to the extent and so long as the nonobservance thereof or noncompliance therewith will not have a material adverse effect on the properties, business, results of operations, management or financial or other condition of such Borrower or Guarantor, and will not materially impair the Administrative Agent's or the Lenders' rights or materially affect the ability of such Borrower or Guarantor to perform its obligations under this Agreement, the Notes or the other Loan Documents to which it is a party.

 . Maintain, preserve and keep (a) all of its buildings, tangible properties, equipment and other property and assets used and necessary in its business, whether owned or leased, in good repair, working order and condition, from time to time making all necessary and proper repairs and replacements so that at all times the utility, efficiency and value thereof shall not be materially impaired, and (b) all material rights, privileges and franchises necessary or desirable in the normal conduct of its business.

 .        8.9.       Insurance

                    (a)      Maintain:

                           (i) insurance on substantially all insurable property
                    and assets owned or leased by such Borrower or Guarantor in the manner, to the extent and against at least such risks (in any event including general liability, workers' compensation, employers' liability, automobile liability and physical damage coverage, "all risk" property, business interruption, fidelity and crime insurance) usually maintained by owners of similar businesses and properties in similar geographic areas; provided that the amounts of such physical damage insurance coverage shall not be less than the replacement cost of all such insurable property and assets, except for coverage limitations with respect to flood, earthquake and windstorm perils that are acceptable to the Administrative Agent and Requisite Lenders; and

                           (ii) self-insurance reserves covering those risks for
                    which such Borrower or Guarantor presently self-insure in appropriate amounts as determined from time to time by independent insurance claims auditors acceptable to the Administrative Agent and Requisite Lenders.

         All such insurance shall be in such amounts, in such form and with such
         insurance   companies   as   are   reasonably   satisfactory   to   the
         Administrative Agent and Requisite Lenders.

                    (b) Furnish to the Administrative Agent not less frequently than annually and at any time upon written request, (i) full information as to such insurance carried, including the amounts of all self-insurance reserves of each Borrower and Guarantor and (ii) certificates of insurance from the insurance companies and, upon request, certified copies of such insurance policies. All policies of insurance shall provide for not less than fifteen (15) days' prior written cancellation notice to the Administrative Agent.

     . Use the proceeds of the Facilities for the purposes  specified in Section
2.10 and for no other purpose.

 . Keep and  maintain  full and  accurate  books of record  and  accounts  of its
operations,   dealings  and   transactions  in  relation  to  its  business  and
activities, in conformity with GAAP and all Requirements of Law.

 .  Upon  reasonable  prior  notice,  permit  any  employees,   agents  or  other
representatives of the Administrative Agent or the Lenders and any attorneys, accountants or other agents or representatives designated by the Administrative Agent or the Lenders to (a) have access to and visit and inspect any of the books of account, financial records and properties, real, personal or mixed, of such Borrower or Guarantor (b) examine and make abstracts from any such books and records and (c) discuss the affairs, finances and accounts of such Borrower or Guarantor with its officers, employees or agents, all at such reasonable business times as the Administrative Agent or the Lenders deem necessary or advisable to protect their respective interests.

 . Comply with all agreements, covenants, terms, conditions and provisions of all Material Contracts and of the Affiliate Agreements, except to the extent and so long as noncompliance therewith will not have a material adverse effect on the properties, business, results of operations, management or financial or other condition of such Borrower or Guarantor, and will not materially impair the Administrative Agent's or the Lenders' rights or materially affect the ability of such Borrower or Guarantor to perform its obligations under this Agreement, the Notes or the other Loan Documents to which it is a party.

 . Perform, make, execute and deliver all such additional and further acts, deeds, occurrences and instruments as the Administrative Agent or the Lenders reasonably may require to document and consummate the transactions contemplated hereby and to vest completely in and to ensure the Administrative Agent and the Lenders their respective rights under this Agreement, the Notes and the other Loan Documents.


                                    ARTICLE 9

                               NEGATIVE COVENANTS

         So long as any Obligations are unpaid or outstanding, any Obligation under the Loan Documents is unperformed or any of the Commitments are in effect, each Borrower and Guarantor shall not:

 .  Create, incur, assume or suffer to exist any Indebtedness, except:

     (a) Indebtedness of such Borrower or Guarantor under or pursuant to this Agreement;

                    (b) Indebtedness existing, or relating to commitments existing, on the date hereof, all as set forth in Schedules 7.16A and 7.16B or as disclosed in writing by GFC to Lenders subsequent to May 25, 1995, and any extensions, refundings or renewals thereof on terms at least as favorable to such Borrower or Guarantor or other terms satisfactory to Administrative Agent;

                    (c) Purchase Money Debt and Capitalized Lease Obligations provided the incurrence of such Indebtedness does not cause the Borrowers and Guarantors, taken as a whole, to be in default with its covenant in Section 10.1.4 hereof;

                    (d)    Subordinated Indebtedness;

                    (e) Indebtedness constituting current liabilities incurred in the ordinary course of business and not represented by any note, bond, debenture or other instrument, and which is not past due for a period of more than sixty (60) days, or if overdue for more than sixty
         (60) days, which are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with GAAP have been established on the books of the primary obligor with respect thereto;

                    (f) Contingent Obligations consisting of the indemnification by each Borrower and Guarantor of (i) the officers, directors, employees and agents of such Borrower or Guarantor to the extent permissible under the corporation law of the jurisdiction in which such Borrower or Guarantor is organized, (ii) commercial banks, investment bankers and other independent consultants or professional advisors pursuant to agreements relating to the underwriting of such Borrower's or Guarantor's securities or the rendering of banking or professional services to such Borrower or Guarantor and (iii) landlords, licensor, licensees and other parties pursuant to agreements entered into in the ordinary course of business by such Borrower or Guarantor; and

     (g) Indebtedness with respect to financed insurance premiums not past due;

     (h) Indebtedness with respect to letters of credit issued in accordance with Section 2.1.3 hereof;

     (i) Contingent Obligations consisting of the guaranteeing by GFC of the Contractual Obligations of the other Borrowers and the Guarantors;

                    (j) Other Indebtedness, including Indebtedness that is not material for purposes of GAAP, in an amount not to exceed $1,000,000 in the aggregate which may be incurred by the Borrowers and Guarantors as they deem necessary in the conduct of their business.

 . Create, incur, assume or suffer to exist any Lien upon any real or personal property, fixtures, revenues or other assets whatsoever, whether now owned or hereafter acquired, of such Borrower or Guarantor except:

                    (a)    Liens securing the Obligations;

                    (b) Liens for taxes not yet due or that are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with GAAP have been established on the books of such Borrower or Guarantor;

                    (c) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business that are not overdue for a period of more than thirty (30) days, or if overdue for more than thirty (30) days, (i) which are being contested in good faith and by appropriate proceedings, (ii) for which adequate reserves in accordance with GAAP have been established on the books of such Borrower or Guarantor; or (iii) with respect to which the obligations secured thereby are not material;

     (d) pledges or deposits in connection with workers' compensation insurance, unemployment insurance and like matters;

                    (e) Liens securing Purchase Money Debt or arising under Capitalized Leases; provided, however, that any such Lien attaches only to the item or items of property or asset financed with such Purchase Money Debt or Capitalized Lease;

                    (f) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                    (g) easements, reservations, exceptions, rights-of-way, covenants, conditions, restrictions and other similar encumbrances incurred in the ordinary course of business that, in the aggregate, are not substantial in amount, and that do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of business by such Borrower or Guarantor;

                    (h) Liens in respect of any writ of execution, attachment, garnishment, judgment or award in an amount less than $500,000, the time for appeal or petition for rehearing of which shall not have expired, or in respect of which an appeal or appropriate proceeding for review is being prosecuted in good faith and a stay of execution pending such appeal or proceeding for review has been secured;

                    (i) Liens securing Indebtedness permitted under clause (b) of Section 9.1, but only to the extent that such Indebtedness is presently secured as set forth on Schedule 7.16A or as otherwise disclosed by GFC in writing to Lenders; and

                    (j) Other Liens, other than Liens on real property in Knox County, Tennessee, securing Indebtedness in an amount not to exceed $1,000,000 in the aggregate which may be incurred by Borrowers and Guarantors as they deem necessary in the conduct of their business.

                    9.2.1. Fundamental Changes. Directly or indirectly (whether in one transaction or a series of transactions), to (a) enter into any transaction of merger, consolidation or amalgamation; (b) liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution);
         (c) make any Asset Acquisition; (d) make any material change in its present method of conducting business; or (e) enter into any agreement or transaction to do or permit any of the foregoing.

     . Sell, lease, assign, transfer or otherwise dispose of any of its assets except:

     (a) sales of personal property assets in the ordinary course of business of such Borrower or Guarantor;

                    (b) the disposition of obsolete or worn-out equipment or other property no longer required by or useful to such Borrower or Guarantor in connection with the operation of its business;

                    (c) the transfer by GFC of (i) all of its trademarks, tradenames, service marks and other intellectual property and all registrations and/or applications for registration associated therewith to SYDOOG, (ii) its office and distribution facility in Knoxville, Tennessee and all inventory located therein to Goody's MS, (iii) all of its lease rights, fixtures, inventory and other assets used in the operation of its retail stores in the state of Mississippi to Goody's MS, (iv) all of its lease rights, fixtures, inventory and other assets used in the operation of its retail stores in the state of Indiana to Goody's IN.

                    (d) any sale, lease, assignment, or transfer of assets to another Borrower or Guarantor, provided, however, that any sale, assignment or transfer of assets by GFC under this Section 9.3(d) shall not exceed in any Fiscal Year an aggregate amount of (i) $30,000,000 with regard to all of the other Borrowers and Guarantors as to the sale, lease, assignment or transfer of assets of the type used in the operation of a retail store, including lease rights, fixtures and inventory, and, (ii) with regard to all other sales, leases, assignments, or transfers, $2,500,000 with regard to a single Borrower or Guarantor, or $5,000,000 with regard to all of the Borrowers and Guarantors.

                    (e) any other sale(s) of assets during any period of four consecutive Fiscal Quarters of such Borrower or Guarantor to the extent that such assets in the aggregate did not account for more than $1,000,000.

 . Make, commit to make or suffer to exist any loan, extension of credit or capital contribution to, or purchase of any stock, bonds, notes, debentures or other securities of, or make any other investment in any Person (all such transactions being called "Investments"), except:

                    (a)    Cash Equivalents;

                    (b)    Investments existing on the date hereof; or

     (c) accounts receivable representing trade credit extended in the ordinary course of business; and

                    (d) loans pursuant to employment agreements and executive compensation arrangements that do not exceed $300,000 to any one Person and $1,000,000 in the aggregate including such loans by the other Borrowers and/or Guarantors.

                    (e) With regard to GFC, Goody's MS and Goody's IN, agreements to make advances pursuant to a construction contract for the construction of building(s) to be leased to a Borrower or Guarantor provided that (i) at no time shall GFC's obligations to advance funds hereunder exceed in the aggregate at any one time $2,500,000, (ii) GFC shall be entitled to be reimbursed by the landlord/developer in full for the amount advanced upon the completion of the building (unless a lesser amount is stipulated in the lease), and (iii) the Borrower or Guarantor leasing such building shall have the absolute right to set-off against all rental payments to be made under the lease the amount, if any, that is not reimbursed to GFC when construction and punch list items are completed and appropriate releases are obtained.

 .        9.5.       ERISA

     (a) Terminate any Plan so as to result in any material liability to the PBGC;

                     (b)  engage  in  any  "prohibited   transaction"  (as
         defined in Section 4975 of the Code) involving any Plan that would result in a material liability for an excise tax or civil penalty in connection therewith;

                           (c)   incur  or   suffer   to  exist   any   material
         "accumulated funding deficiency" (as defined in Section 302 of ERISA), regardless of whether waived, involving any Plan; or

                           (d) allow or suffer to exist any event or condition that presents a material risk of incurring a material liability to the PBGC by reason of the termination of any Plan.

 . (a) Declare, pay or make any dividends (other than stock dividends) or other distributions with respect to, or any other payment on account of, the capital stock or any warrants, options or other rights in respect of the capital stock (or partnership interests, as the case may be) of such Borrower or Guarantor now or hereafter outstanding unless such dividend, distribution or payment is made to GFC; (b) purchase, redeem, retire or otherwise acquire for value any of the capital stock or any warrants, options or other rights in respect of the capital stock (or partnership interests, as the case may be) of such Borrower or Guarantor now or hereafter outstanding; or (c) segregate or set apart assets for a sinking or analogous fund for the purchase, redemption, retirement or other acquisition of any shares of the capital stock or any warrants, options or other rights in respect of the capital stock (or partnership interests, as the case may be) of such Borrower or Guarantor now or hereafter outstanding.

 . Enter into any transaction, including any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate or employee, except transactions which are (a) described in the Affiliate Agreements; (b) listed on
Schedule 7.26 or otherwise disclosed to Lenders in writing subsequent to May 25, 1995, (c) described in the documents provided to the Administrative Agent pursuant to Section 6.1.1(i) above, (d) loans to another Borrower or Guarantor, provided, however, that with regard to loans from GFC to the other Borrowers and Guarantors, the aggregate amount of such loans shall not exceed an aggregate amount of $20,000,000 at any one time, or (e) in the ordinary course of such Borrower's or Guarantor's business and that are upon fair and reasonable terms no less favorable to such Borrower or Guarantor than it would obtain in a comparable arm's length transaction with a Person not an Affiliate.

     . Pay or prepay any Subordinated Indebtedness prior to the time that same is due and payable according to its stated terms.

 . Issue any capital stock or permit any Subsidiary to issue any capital stock; provided, however, that each Borrower and Guarantor may issue common stock and preferred stock to the extent such stock does not require the payment of dividends, and provided any preferred stock is not redeemable, payable or subject to being required to be purchased or otherwise retired or extinguished
(i) at a fixed or determinable date, whether by operation of a sinking fund or otherwise, (ii) at the option of any Person other than such Borrower or Guarantor or (iii) upon the occurrence of a condition not solely within the control of such Borrower or Guarantor, such as a redemption required to be made out of future earnings.

 . Enter into or become a party to any transactions the performance of which in the future has any reasonable likelihood of resulting in a breach of any covenant contained herein or any other Loan Document or give rise to any Default or Event of Default.
                                   ARTICLE 10

                               FINANCIAL COVENANTS

 . So long as any Obligations are unpaid or outstanding, any Obligation under the Loan Documents is unperformed or any of the Commitments are in effect, the Borrowers and Guarantors shall not:

 . Permit on a consolidated basis in accordance with GAAP the Current Ratio as of the end of any Fiscal Quarter to be less than 1.05 to 1.00 or permit the Current Ratio as of the end of any Fiscal Year to be less than 1.10 to 1.00.

 . Permit on a consolidated basis in accordance with GAAP the ratio of Total Liabilities of the Borrowers and Guarantors to Shareholders Equity of the Borrowers and Guarantors as of the end of any Fiscal Year to exceed 1.10 to 1.00.

 . Permit on a consolidated basis in accordance with GAAP the Shareholders Equity of Borrowers and Guarantors (a) to be less than $104,000,000 as of the date hereof, (b) to be less than $114,000,000 as of February 1, 1997, or (c) to be less than $124,000,000 as of January 31, 1998.

 . Permit Capital Expenditures made by Borrowers and Guarantors in the aggregate to exceed (a) $16,500,000 during the Fiscal Year ended February 3, 1996 and (b) $35,500,000 in the aggregate during the Fiscal Years ending February 3, 1996 and February 1, 1997, and (c) $27,500,000 for the Fiscal Year ending January 31, 1998.

 . In addition to the covenant set forth in Section 8.1.3, Borrowers and Guarantors shall cause their consolidated Shareholders Equity to be increased by
(a) the amount of consolidated Net Income for Borrowers and Guarantors in each Fiscal Year, plus (b) all of the net proceeds of the issuance of any capital stock permitted to be issued by GFC hereunder, plus (c) all of the net proceeds of the issuance of any Subordinated Debt permitted to be issued hereunder that is convertible to capital stock of GFC.


                                   ARTICLE 11

                     EVENTS OF DEFAULT AND LENDERS' REMEDIES

 . Any one or more of the following described events shall constitute an Event of Default hereunder, whether such occurrence shall be voluntary or involuntary, or come about or be effected by operation of law or otherwise:

 . The Borrowers shall fail to pay any amount of principal of or interest payable on or in respect of the Loans, the Letter of Credit Liabilities, the Credit Fees, any other Obligations or any other amount payable under this Agreement, the Notes, or the other Loan Documents within three (3) Business Days of the date notice is given such Borrower or Guarantor of such failure to pay.

 . Any Borrower or Guarantor shall fail to perform or observe any of its covenants and agreements set forth in Sections 8.6, 8.10 and 8.12 and in Articles 9 (other than Section 9.5) and 10.

 . Any Borrower or Guarantor shall fail to perform or observe any of its other covenants and agreements set forth in this Agreement (other than those described in Sections 11.1.1 and 11.1.2) or the other Loan Documents, and such failure shall continue for more than thirty (30) days after the earlier of (a) written notice from the Administrative Agent to such Borrower or Guarantor, as applicable, of the existence of such Default or (b) the date any Responsible Officer of such Borrower or Guarantor, as applicable, first obtains knowledge of such failure.

 . Any Borrower or Guarantor (a) shall commence a voluntary case or other proceeding seeking dissolution, liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a receiver, trustee, liquidator, custodian or other similar official with respect to it or any substantial part of its property, (b) shall consent to any such relief or to the appointment of, or the taking of possession of any of its property by, any such official in any involuntary case or other proceeding commenced against it,
(c) shall make a general assignment for the benefit of creditors, (d) shall take any action to authorize any of the foregoing, or (e) shall become insolvent or fail generally to pay its debts as they become due.

 . Any involuntary case or other proceeding shall be commenced against any Borrower or Guarantor seeking dissolution, liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a receiver, trustee, liquidator, custodian or other similar official with respect to it or any substantial part of its property, and (a) an order for relief (or the equivalent) shall be entered in such involuntary case or other proceeding or (b) such involuntary case or other proceeding shall remain undismissed and unstayed for a period of thirty (30) days after the commencement thereof.

 . Any representation or warranty of any Borrower or Guarantor set forth in this Agreement, the Notes, the other Loan Documents or in any other certificate, opinion or other statement at any time provided by or on behalf of Borrower or Guarantor in connection herewith or therewith shall prove to be false or misleading in any material respect at the time made or given.

 . Any judgment lien shall be filed, or any writ of execution, attachment, garnishment or other legal process shall be issued, against any of the property of any Borrower or Guarantor which by itself or together with all other such legal processes with regard to all of the Borrowers and Guarantors is for an amount in excess of $500,000, and which shall remain unvacated, unbonded or unstayed for a period of thirty (30) days, or in any event later than five (5) days prior to the date of any proposed sale thereunder.

 . All or substantially all of the property of any Borrower or Guarantor shall be condemned, seized or otherwise appropriated, and the condemnation award is materially less than the book value of such property at the date hereof (if such property was owned by such Borrower or Guarantor on the date hereof) or at the time such property was acquired by such Borrower or Guarantor (if such property was acquired by such Borrower or Guarantor after the date hereof).

 . GFC, Goody's MS or Goody's IN shall voluntarily suspend the transaction of its business for more than five (5) consecutive Business Days in any Fiscal Year after the date hereof without the prior express written consent of Requisite Lenders.

 . Any Borrower or Guarantor shall (a) fail to pay any amount of any Indebtedness or interest thereon, or (b) fail to observe or perform any term, covenant or
agreement  contained  in  any  Contractual   Obligation  (including  Contractual
Obligations evidencing, securing or relating to any Indebtedness) executed by it, which failure (i) would cause or permit the holder or holders or beneficiary or beneficiaries of such Indebtedness (or any agent or trustee on their behalf) to cause such Indebtedness to become due or otherwise payable prior to its stated maturity, so long as the aggregate principal amount of all such Indebtedness that would then become due or payable would equal or exceed $500,000, or (ii) would impair the Lenders' rights or the performance of the obligations of such Borrower or Guarantor under this Agreement, the Notes, the other Loan Documents or the business or operations of such Borrower or Guarantor; unless in the case of a Contractual Obligation that is not for borrowed money, such failure of performance is being contested by such Borrower or Guarantor in good faith and adequate reserves with respect thereto have been established on the books of such Borrower or Guarantor in conformity with GAAP.

 . (a) Each Borrower or Guarantor or any Commonly Controlled Entity shall engage in any "prohibited transaction" (as defined in ERISA or Section 4975 of the Code) involving any Plan, (b) any "accumulated funding deficiency" (as defined in ERISA), whether or not waived, shall exist with respect to any Plan, (c) a Reportable Event shall occur with respect to, or a proceeding shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or proceeding presents a material risk of termination of such Plan for purposes of Title IV of ERISA, and, in the case of a Reportable Event, shall continue unremedied for ten
(10) days after notice of such Reportable Event is given pursuant to Section 4043(a), (c) or (d) of ERISA and, in the case of such proceeding, shall continue for ten (10) days after commencement thereof, (d) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (e) the withdrawal or partial withdrawal by any Borrower or Guarantor or any Commonly Controlled Entity from any Multi-Employer Plan, or (f) the reorganization or insolvency of a Plan or any other event or condition shall occur or exist with respect to a Plan and in each case in clauses (a) through (f) above, such event or condition together with all other such events or conditions, if any, could subject such Borrower or Guarantor to any tax, penalty or other liability in excess of $500,000 or otherwise would have a material adverse affect on the properties, businesses, results of operations, management or financial or other condition of such Borrower or Guarantor.

 . Any of the Loan Documents or any provision thereof, for any reason whatsoever, cease to be binding on any Borrower or Guarantor or any Borrower or Guarantor shall so assert.

 . Any default or event of default shall occur under any Material Contract, and, if subject to a cure right, shall fail to be cured or corrected within the applicable cure period.

 . There shall occur after the date hereof any material adverse change in the condition (financial or otherwise), operations or properties of such Borrower or Guarantor, and such change shall have the effect of impairing the ability of such Borrower or Guarantor to satisfy and discharge its Obligations in a timely manner; provided, however, that the event described in this Section 11.1.14 shall constitute an Event of Default only upon the unanimous agreement of all Lenders.

 . An event or series of events by which (a) Robert M. Goodfriend ceases to directly own more than fifty percent (50%) of the combined voting power of all securities of GFC entitled to vote in the election of directors, other than securities having such power only by reason of the happening of a contingency (other than the passage of time), (b) the Borrowers (other than GFC) and Guarantors cease to be direct or indirect wholly-owned subsidiaries of GFC, or
(c) any Borrower or Guarantor consolidates with or merges into another Person or conveys, transfers or leases all or substantially all of its assets to any Person, or any corporation consolidates with or merges into any Borrower or Guarantor pursuant to a transaction in which the outstanding securities of such Borrower or Guarantor entitled to vote in the election of directors are changed into or exchanged for cash, securities or other property, other than mergers or consolidation between two or more Borrowers and/or Guarantors, or a transaction between the Borrowers, Guarantors and any Subsidiary of the Borrowers or Guarantors provided, however, that such transaction does not violate Sections
9.3  and  9.7,  and  provided,  further,  that  any  merger,   consolidation  or
transaction   allowed  under  this  Section  11.1.15  does  not  result  in  the termination of GFC's corporate existence.

 . Upon the occurrence of an Event of Default or at any time thereafter, and in each and every case, unless such Event of Default shall have been remedied or waived in writing by Requisite Lenders, any one or all of the following actions may be taken:

                    (a) upon the request of Requisite Lenders, the Administrative Agent shall, by notice to the Borrowers terminate any or all of the Commitments, whereupon such Commitments of the Lenders thereunder immediately shall terminate; provided, however, that upon the occurrence of any event specified in either Section 11.1.4 or
         Section 11.1.5 the Commitments shall terminate automatically without further action by the Administrative Agent or the Lenders;

                    (b) upon request of Requisite Lenders, the Administrative Agent shall declare all outstanding Obligations and other amounts owing under this Agreement, the Notes and the other Loan Documents to be due and payable immediately, and all such Obligations and other amounts immediately shall be due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived to the extent permitted by applicable law; provided, however, that upon the occurrence of any event specified in either Section 11.1.4 or
         Section 11.1.5 all such Obligations and other amounts immediately shall be due and payable in full without declaration or other notice;

                    (c)  the  Administrative  Agent  immediately,   and  without
         expiration of any period of grace, may enforce payment of all Obligations of the Borrowers and Guarantors to the Administrative Agent and the Lenders under this Agreement, the Notes and the other Loan Documents, and the Administrative Agent shall be entitled to all remedies available hereunder or thereunder; and

                    (d) the Administrative Agent shall be entitled to exercise, for the ratable benefit of the Lenders, all other rights, powers, privileges, options and remedies available under or by virtue of the Loan Documents or otherwise available at law or in equity.

 .        11.3.      Actions in Respect of Letters of Credit

 .  If  an  Event  of  Default  shall  have  occurred  and  be  continuing,   the
Administrative Agent may, and upon the request of Requisite Lenders shall, whether in addition to the taking by the Administrative Agent of any of the actions described in Section 11.2 or otherwise, make demand upon the Borrowers and Guarantors to, and forthwith upon such demand such Person(s) will, pay to the Administrative Agent at its Lending Office, for its benefit and the ratable benefit of the Lenders, in immediately available (same day) funds for deposit in a Collateral Account to be maintained for the benefit of the Administrative Agent and the ratable benefit of the Lenders at such place as shall be designated by the Administrative Agent, an amount equal to the amount of the Letter of Credit Liabilities; provided, however, that in lieu of the creation of such Collateral Account, or the continuation of such Collateral Account if already created, the Borrowers and Guarantors may provide the Lenders with a letter of credit issued by a commercial bank acceptable to the Lenders in an amount equal to the stated amount of the Letters of Credit.

 . The Borrowers and Guarantors hereby pledge and assign to the Administrative Agent, for its benefit and the ratable benefit of the Lenders, and grant to the Administrative Agent for its benefit and the ratable benefit of the Lenders, a lien on and a security interest in the Collateral Account, all cash deposited therein, all notes, certificates and instruments, if any, from time to time representing or evidencing the Collateral Account and all interest and other
earnings  thereon,  additions  thereto,   substitutions  therefor  and  proceeds
thereof. The lien and security interest granted hereby secures the payment of all of the Obligations.

 . The Borrowers and Guarantors hereby authorize the Administrative Agent to apply, from time to time after funds are deposited in the Collateral Account, funds then held in the Collateral Account to the payment of any amounts, in such order as the Administrative Agent may elect, as shall have become or shall become due and payable by the Borrowers and Guarantors to the Lenders in respect of the Letter of Credit Liabilities and thereafter to the satisfaction of the other Obligations.

 . Neither the Borrowers and Guarantors nor any Person claiming or acting on behalf of or through the Borrowers and Guarantors shall have any right to withdraw any of the funds held in the Collateral Account, except as provided in
Section 11.3.8; provided, however, that with the consent of the Administrative Agent, and to the extent that there is an amount in excess of $50,000 in the Collateral Account at the end of any Business Day after taking into account applications of funds, if any, from the Collateral Account made pursuant to
Section 11.3.8, the Administrative Agent may, at the written request of the Borrowers and Guarantors, from time to time invest amounts on deposit in the Collateral Account in Cash Equivalents; provided, further that in order to provide the Administrative Agent with a perfected security interest therein,
each   investment  in  Cash   Equivalents   shall  be  evidenced  by  negotiable
certificates or instruments of which the Administrative Agent shall take physical possession. If the Borrowers and Guarantors shall have the right to have any amounts on deposit in the Collateral Account invested by the Administrative Agent, but shall have failed to request the Administrative Agent to invest such amounts, the Administrative Agent will endeavor to invest such amounts in such Cash Equivalents as the Administrative Agent shall select; provided, however, that in order to provide the Administrative Agent with a perfected security interest therein, each such investment in Cash Equivalents shall be evidenced by negotiable certificates or instruments of which the Administrative Agent shall take physical possession. Any interest or other proceeds received by the Administrative Agent in respect of Cash Equivalents that are not invested or reinvested in Cash Equivalents as provided above shall be deposited and held in cash in the Collateral Account under the sole dominion and control of the Administrative Agent and shall be applied as provided in
Section 11.3.3.

 . The Borrowers and Guarantors agree that they will not (a) sell or otherwise dispose of any interest in the Collateral Account or (b) create or permit to exist any Lien on or with respect to the Collateral Account or the funds on deposit therein except for the security interest created by this Section 11.3.

 .                   11.3.6.Remedies

                    (a) Requisite Lenders may, in their sole discretion, without notice to the Borrowers and Guarantors except as required by law and at any time and from time to time, direct any Lender to charge, set-off and otherwise apply all or any part of first, the Letter of Credit Liabilities and second, the other Obligations, against the Collateral Account, or any part thereof, in such order as the Administrative Agent shall elect. The Administrative Agent agrees to notify promptly the Borrowers and Guarantors after any such set-off and application made by any Lender, at the direction of Requisite Lenders, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lenders under this Section
         11.3.6 are in addition to other rights and remedies (including other rights of set-off) which any Lender may have.

                    (b) The  Administrative  Agent  may  exercise,  in its  sole discretion, in respect of the Collateral Account, in addition to the other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC, and the Administrative Agent may, without notice except as specified below, sell any assets of Borrowers and Guarantors in its possession or any part thereof at public or private sale, at any office of the Administrative Agent or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. The Borrowers and Guarantors agree that to the extent notice of sale shall be required by law, at least ten (10) days' notice of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notice. The Administrative Agent shall not be obligated to make any sale of any Borrower's or Guarantor's assets or any part thereof, regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                    (c) Any cash or other property held in the Collateral Account, and all proceeds received by the Administrative Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral Account may, in the discretion of the Administrative Agent, then or at any time thereafter be applied (after payment of any amounts payable pursuant to this Section 11.3) in whole or in part by the Administrative Agent for the ratable benefit of the Lenders against all or any part of the Obligations in such order as the Administrative Agent may elect.

 . The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral Account if the Collateral Account is accorded treatment substantially equal to that which the Administrative Agent accords its own property, it being understood that the Administrative Agent shall not have any responsibility or liability (a) for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or
other   matters   relative  to  any  Cash   Equivalents,   whether  or  not  the
Administrative Agent has or is deemed to have knowledge of such matters, (b) for taking any necessary steps to preserve rights against any parties with respect to the Collateral Account, (c) for the collection of any proceeds from Cash Equivalents, (d) by reason of any invalidity, lack of value or uncollectability of any of the payments received by the Administrative Agent from obligors with respect to Cash Equivalents, (e) for any loss resulting from investments made in compliance with Section 11.3.4, except to the extent such loss was attributable to the Administrative Agent's gross negligence or willful misconduct in complying with Section 11.3.4, as determined by a final judgment of a court of competent jurisdiction, or (f) in connection with any investments made in compliance with Section 13.3.4 without a written request from the Borrowers and Guarantors, or any failure by the Administrative Agent to make any such investment.

 . Any surplus funds held in the Collateral Account and remaining after the Obligations are fully satisfied shall be paid to the Borrowers and Guarantors or such other Person(s) as may be lawfully entitled to receive such surplus.


                                   ARTICLE 12

                            THE ADMINISTRATIVE AGENT

 . Each Lender hereby (a) irrevocably appoints First Tennessee Bank National Association as the Administrative Agent for such Lender and the other Lenders under this Agreement, the Notes and the other Loan Documents, and (b) irrevocably authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement, the Notes and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement, the Notes and the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Administrative Agent shall, among other things, take such actions as the Administrative Agent is authorized to take pursuant to this Agreement, the Notes and the other Loan Documents. As to any matters not expressly provided for in this Agreement, the Administrative Agent may, but shall not be required to, exercise any discretion or take any action; however, the Administrative Agent shall be required to act or to refrain from acting upon the written instructions of Requisite Lenders if the Administrative Agent shall be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of so acting or refraining from acting. Notwithstanding anything to the contrary herein, the Administrative Agent shall have no duties, responsibilities or fiduciary relationships with any Lender except those expressly set forth in this Agreement, the Notes and the other Loan Documents, and no implied covenants, responsibilities, duties, obligations or liabilities shall be read into this Agreement, the Notes or the other Loan Documents or otherwise exist against the Administrative Agent.

 . The Administrative Agent may exercise any of its powers or execute any of its duties under this Agreement, the Notes and the other Loan Documents by or through one or more agents or attorneys-in-fact and shall be entitled to obtain, and to rely on, advice of counsel concerning all matters pertaining to such rights and duties. The Administrative Agent may utilize the services of such agents and attorneys-in-fact as the Administrative Agent in its sole discretion reasonably determines, and all reasonable fees and expenses of such agents and attorneys-in-fact shall be paid by the Borrowers on demand. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by the Administrative Agent in good faith.

 . Neither the Administrative Agent nor its respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (a) liable for any waiver, consent or approval given or any action taken or omitted to be taken by it or by such Person under or in connection with this Agreement, the Notes, or the other Loan Documents, if authorized or permitted hereunder, except for its or such Person's own gross negligence or willful misconduct, or (b) responsible for the consequences of any oversight or error in judgment by it or such Person whatsoever, except for its or such Person's own gross negligence or willful misconduct. The Administrative Agent shall not be responsible for (i) the execution, validity, genuineness, effectiveness, sufficiency, enforceability, perfection or priority of this Agreement, the Notes, or the other Loan Documents, (ii) the collectability of any amounts owing under this Agreement,
the  Notes  or  the  other  Loan  Documents,   (iii)  the  value,   sufficiency,
enforceability, perfection or collectability of any assets of the Borrowers or Guarantors , (iv) the failure by any Borrower or Guarantor to perform its obligations under this Agreement, the Notes or the other Loan Documents or to
observe  any  conditions  hereof  or  thereof,  (v)  the  truth,   accuracy  and
completeness of the recitals, statements, representations or warranties made by any Borrower or Guarantor or any officer or agent thereof contained in this Agreement, the Notes, or the other Loan Documents, or in any certificate, report, statement, document or other writing referred to or provided for in, or received by the Administrative Agent in connection with, this Agreement, the Notes, or the other Loan Documents believed by the Administrative Agent to be genuine and correct and to have been signed, sent or made by the proper Person or Persons.

 . The Administrative Agent shall not have any obligation (a) to ascertain or to inquire as to the observance or performance of any of the conditions, covenants or agreements in this Agreement, the Notes or the other Loan Documents or in any document, instrument or agreement, (b) to ascertain or inquire as to whether any notice, consent, waiver or request delivered to it shall have been duly authorized or is genuine, accurate and complete or (c) to inspect the properties, books or records of the Borrowers and Guarantors. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying (i) upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document, instrument or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and (ii) upon advice and statements of legal counsel (including counsel to the Borrowers and Guarantors), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of the assignment, negotiation or transfer thereof, in accordance with the provisions of this Agreement, shall have been delivered to the Administrative Agent identifying the name of the subsequent payee or holder thereof. The Administrative Agent shall be entitled to fail or refuse, and shall be fully protected in failing or refusing, to take any action required or permitted by it under this Agreement, the Notes or the other Loan Documents unless (A) it first shall receive such advice or concurrence of Requisite Lenders as it deems appropriate, or (B) it first shall be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. In all cases the Administrative Agent shall be fully protected in acting, or in refraining from acting, under this Agreement, the Notes or the other Loan Documents in accordance with a request of Requisite Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

 . The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Administrative Agent has received notice from a Lender, a Borrower or Guarantor referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "Notice of Default." If the Administrative Agent receives such a notice, the Administrative Agent shall give telephonic and written notice thereof to the Lenders as soon as is practicable. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by Requisite Lenders; provided, however, that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it deems advisable in the best interests of the Lenders.

 . Each Lender expressly  acknowledges that neither the Administrative  Agent nor
any  of  its  officers,  directors,  employees,  agents,   attorneys-in-fact  or
affiliates has made any representations or warranties to such Lender. The Administrative Agent shall have no obligation, responsibility or liability to any of the Lenders regarding the creditworthiness or financial condition of the
Borrowers  and  Guarantors  or  for  any  recitals,   statements,   information,
representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectability, priority or sufficiency of this Agreement or any other Loan Document. No act by the Administrative Agent hereinafter taken, including any review of the Borrowers and Guarantors shall be deemed to constitute any representation or warranty by
the  Administrative   Agent  to  any  Lender.  Each  Lender  represents  to  the
Administrative   Agent  that,   independently  and  without  reliance  upon  the
Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, it has made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrowers and Guarantors and has made its own decision to enter into this Agreement and to make its Loans and otherwise participate in the transactions hereunder. Each Lender also represents that, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it deems appropriate at the time, it shall continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, the Notes and the other Loan Documents and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other
condition  and   creditworthiness   of  the  Borrowers   and   Guarantors.   The
Administrative Agent shall not be required to make any inquiry concerning the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Loan Document, or the financial condition of the Borrowers and Guarantors or the existence or possible existence of any Default or Event of Default. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall have no obligation or liability to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Borrowers and Guarantors that may come into the possession of the Administrative Agent or any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates.

 .  Each  of  the  Lenders  shall   indemnify,   defend  and  hold  harmless  the
Administrative Agent in its capacity as such (to the extent not reimbursed by the Borrowers or Guarantors and without limiting the obligation of the Borrowers and Guarantors to do so), ratably according to their respective Percentages, from and against any and all claims, demands, lawsuits, costs, expenses, fees, liabilities, obligations, losses, damages, actions, recoveries, judgments, suits, costs, expenses or disbursements of any kind whatsoever, including interest, penalties and reasonable attorneys' and paralegals' fees and costs and amounts paid in settlement of any of the foregoing, whether direct, indirect, consequential or incidental, that at any time (including at any time following the satisfaction of the Obligations) may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to, resulting from or arising out of this Agreement, the Notes or the other Loan Documents, the transactions contemplated hereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for the payment of any portion of such claims, demands, lawsuits, costs, expenses, fees, liabilities, obligations, losses, damages, actions, remedies, judgments, suits, costs, expenses or disbursements to the extent such result arose solely from the Administrative Agent's gross negligence or willful misconduct. The agreements in this Section
12.7 shall survive the repayment of the Loans and the satisfaction of the other Obligations and shall be in addition to and not in lieu of any other indemnification agreements set forth in the Loan Documents.

 . If in the opinion of the Administrative Agent, the distribution of any amount received by the Administrative Agent in such capacity under this Agreement, the
Notes  or  the  other  Loan  Documents  might  involve  it  in  liability,   the
Administrative  Agent may refrain from making the distribution thereof until the
Administrative   Agent's  right  to  make  such  distribution  shall  have  been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received from and distributed by the Administrative Agent in such capacity as Administrative Agent is to be repaid, each Person to whom any such distribution shall have been made either (a) shall repay to the Administrative Agent its proportionate share of the amount so adjudged to be repaid, or (b) shall repay the same in such manner and to such Persons as shall be determined by such court.

 . The Administrative Agent in its individual capacity, and its Affiliates, may unless otherwise prohibited by this Agreement, make loans and other financial accommodations to, accept deposits from and generally engage in any kind of business with the Borrowers and Guarantors as though the Administrative Agent were not the Administrative Agent hereunder. With respect to Loans made or renewed by it, any Notes issued to it and its participation in the Letter of Credit Liabilities, the Administrative Agent in its individual capacity shall have the same benefits, rights, powers and privileges under this Agreement, the Notes and the other Loan Documents as any other Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender", "Lenders" and "Requisite Lenders" shall include the Administrative Agent in its individual capacity.

 . The Administrative Agent may resign as such upon thirty (30) days' prior written notice to the Lenders and Borrowers. If the Administrative Agent shall resign as such under this Agreement, then Requisite Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be reasonably acceptable to Borrowers; provided, however, that acceptability to Borrowers shall not be required if a Default or Event of Default has occurred and is continuing. Upon acceptance of its appointment as successor agent, (a) such successor agent shall succeed to the rights, powers, privileges and duties of the Administrative Agent, (b) the retiring Administrative Agent shall be discharged of all its obligations and liabilities in such capacity under this Agreement, the Notes and the other Loan Documents, (c) the term Administrative Agent shall mean such successor agent effective upon its appointment and (d) the retiring Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such retiring Administrative Agent or any of the parties to this Agreement or any holders of the Notes. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article 10 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.


                                   ARTICLE 13

                         ASSIGNMENTS AND PARTICIPATIONS

 . This Agreement, the Notes and the other Loan Documents shall be binding on and shall inure to the benefit of the Borrowers and Guarantors, the Administrative Agent, the Lenders and their respective successors and assigns, except as otherwise provided herein or therein. The Borrowers and Guarantors may not assign, transfer, hypothecate or otherwise convey their respective rights, benefits, obligations or duties hereunder or thereunder without the prior express written consent of the Lenders. Any purported assignment, transfer, hypothecation or other conveyance by the Borrowers and Guarantors without the prior express written consent of all the Lenders shall be void. Neither the Administrative Agent nor any of the Lenders may sell, assign, transfer, grant a participation in or otherwise dispose of all or any portion of its interest in this Agreement, the Notes or the other Loan Documents except as expressly provided herein.

 .        13.2.      Assignments

 . Each Lender may assign (other than the sale of a participation) up to one hundred percent (100%) of its right, title and interest under this Agreement, the Notes, the Letters of Credit and the other Loan Documents (including all or a portion of its Commitments and the same portion of the Loans at the time owing to it) to one or more banks or other financial institutions; provided, however, that the right of each Lender to make such assignment is subject to the right of each remaining Lender to succeed to its pro rata portion of the assigning Lender's Commitment as determined by the proportion that each remaining Lender's Commitment bears to the total Commitments; and provided further, that (a) each such assignment shall be of a constant, and not a varying, percentage of all such Lender's right, title and interest hereunder and thereunder, (b) such share equals no less than $10,000,000 in the case of any one assignee, (c) any assignee shall execute and deliver to the Administrative Agent an Assignment and Acceptance in the form attached hereto as Exhibit 13.2, and (d) a Lender may not assign any interest without the prior approval of the Administrative Agent and Borrowers and Guarantors, which approval shall not be unreasonably withheld.
Notwithstanding  the  foregoing,   any  Lender  may  assign,  as  collateral  or
otherwise, any of its rights (including such Lender's rights to payments of principal and/or interest on the Notes) under this Agreement to any Federal Reserve Bank without notice to or consent of the Administrative Agent or the Borrowers and Guarantors.

 . Upon the sale, assignment, transfer or other disposition (other than the sale of a participation) of any of a Lender's right, title and interest under this Agreement, the Notes, the Letters of Credit and the other Loan Documents to any assignee in accordance with this Section 13.2, then upon the execution, delivery and acceptance of the Assignment and Acceptance, from and after the effective date specified therein, (a) the transferor Lender no longer shall have the rights, benefits and obligations under this Agreement, the Notes, the Letters of Credit or the other Loan Documents to the extent of the interest transferred (except for such rights, benefits and obligations that such Lender would retain under or with respect to this Agreement, the Notes, the Letters of Credit or the other Loan Documents upon payment in full of the Obligations), and (b) the assignee shall become a Lender, shall succeed to the rights and benefits and assume the obligations of such transferor Lender hereunder and thereunder to the extent of the interest transferred.

 . Each Borrower and Guarantor hereby agrees that it shall execute and deliver, at the request of the Administrative Agent (a) with regard to each Borrower, one or more substitute Notes to the order of such Lenders to evidence the portions of the Loans retained and sold and (b) with regard to each Borrower and Guarantor, any amendment to any Loan Document to which it is a party to effectuate the provisions of this Section 13.2.

 . Subject to the provisions of this Section 13.3, each Lender shall have the right at any time to sell undivided participating interests in all or any part of its Commitments, the Loans and the Letters of Credit to one or more banks or other financial institutions; provided, however, that (a) such sale or transfer shall not relieve such Lender of any obligation or liability hereunder, (b) such Lender shall make and receive all payments for the account of its participants and shall retain exclusively, and shall continue to exercise exclusively, all rights of approval and administration available hereunder with respect to such Lender's Commitments, the Loans and the Letters of Credit, even after giving effect to the sale of any such participation (although such Lender may at its option agree with its participants that it will not consent to any matter
described  in  clauses  (a)  through  (g)  of  Section   14.3.4   without  their
concurrence),  and (c)  such  Lender  shall  make  such  arrangements  with  its
participants  as  may  be  necessary  to  accomplish  the  foregoing.   No  such
participant shall be a Lender for any purpose of this Agreement, other than for purposes of Section 14.13, without the consent of the Administrative Agent.

 . Lenders may disclose such information as to the Borrowers and Guarantors that is within their possession only as is permitted by the next sentence or as is required by applicable law or by an appropriate governmental agency. In connection with any assignments, participations or offers therefor pursuant to this Article 13, each Lender may disclose to only any assignee or participant or prospective assignee or participant such information pertaining to the Borrowers and Guarantors as such Lender may deem appropriate or such assignee or participant or prospective assignee or participant may request; provided, however, that prior to any such disclosure such assignee or participant or prospective assignee or participant shall agree to preserve the confidentiality of any confidential information relating to the Borrowers and Guarantors received by it, except as permitted by this Section.

 . No Lender shall assign or sell any participation in its Commitments, the Loans or the Letters of Credit, except in the form of units consisting of pro rata interests in its Commitments, the Loans and the Letters of Credit.

                                   ARTICLE 14

                               GENERAL PROVISIONS

 . Any notice, request, demand or other communication required or permitted under this Agreement, the Notes or the other Loan Documents shall be in writing and shall be deemed to be properly given (a) when received, if personally delivered or sent by overnight courier with appropriate confirmation of delivery, (b) three (3) Business Days after deposit in the mail, if mailed by United States first class, certified or registered mail, postage prepaid, or (c) when received, if given by telecopy, with appropriate confirmation, each to the appropriate address set forth below or to such other address that any such party or the Administrative Agent may designate by written notice to other parties.

         If to GFC:

                    400 Goody's Lane
                    P.O. Box 22000
                    Knoxville, Tennessee  37923-2000
                    Attn: Edward R. Carlin
                           Regis J. Hebbeler
                    Telecopy No. 423-671-4071

         with a copy to:

                    Dennis R. McClane, Esq.
                    Woolf, McClane, Bright, Allen & Carpenter
                    900 S. Gay Street, Suite 900
                    Knoxville, Tennessee  37902
                    Telecopy No. 423-215-1001

         If to SYDOOG:

                    13 North Market Street, Suite 817
                    Wilmington, Delaware 19801
                    Attn: President

         with a copy to:

                    Gordon Stewart, Esq.
                    Stewart & Associates
                    1201 Market Street, Suite 1700
                    Wilmington, Delaware 19801
                    Telecopy No. 302-652-7211




         If to TREBOR:

                    400 Goody's Lane
                    P.O. Box 22000
                    Knoxville, Tennessee 37923-2000
                    Attn: Edward R. Carlin
                           Regis J. Hebbeler
                    Telecopy No. 423-671-4071

         with a copy to:

                    Dennis R. McClane, Esq.
                    Woolf, McClane, Bright, Allen & Carpenter
                    900 S. Gay Street, Suite 900
                    Knoxville, Tennessee  37902
                    Telecopy No. 423-215-1001

         If to GOFAMCLO:

                    900 Market Street, Suite 200
                    Wilmington, Delaware 19801
                    Attn: President

         with a copy to:

                    Gordon Stewart, Esq.
                    Stewart & Associates
                    1201 Market Street, Suite 1700
                    Wilmington, Delaware 19801
                    Telecopy No. 302-652-7211

         If to Goody's MS:

                    c/o TREBOR of TN, Inc., General Partner
                    400 Goody's Lane
                    P.O. Box 22000
                    Knoxville, Tennessee 37923-2000
                    Attn: Edward R. Carlin
                           Regis J. Hebbeler
                    Telecopy No. 423-671-4071

         with a copy to:

                    Dennis R. McClane, Esq.
                    Woolf, McClane, Bright, Allen & Carpenter
                    900 S. Gay Street, Suite 900
                    Knoxville, Tennessee  37902
                    Telecopy No. 615-215-1001

         If to Goody's IN:

                    c/o TREBOR of TN, Inc., General Partner
                    400 Goody's Lane
                    P.O. Box 22000
                    Knoxville, Tennessee 37923-2000
                    Attn: Edward R. Carlin
                           Regis J. Hebbeler
                    Telecopy No. 423-671-4071

         with a copy to:

                    Dennis R. McClane, Esq.
                    Woolf, McClane, Bright, Allen & Carpenter
                    900 S. Gay Street, Suite 900
                    Knoxville, Tennessee  37902
                    Telecopy No. 615-215-1001

         If to any of the Lenders:

                    Their   respective   addresses   as  set  forth  with  their
signatures on this Agreement.

        If to First Tennessee Bank National Association as Administrative Agent:

                    First Tennessee Bank National Association
                    Corporate Lending Group
                    Plaza Tower
                    800 S. Gay Street
                    Knoxville, Tennessee  37929
                    Attn:  James H. Atchley
                    Telecopy No. 615-971-2883

 . The execution and delivery of this Agreement and the other Loan Documents supersede all the negotiations or stipulations concerning the matters that preceded or accompanied the execution and delivery hereof and thereof (other than with respect to fees payable pursuant to separate agreements among the Borrowers, Guarantors, the Administrative Agent and each Issuing Bank). This Agreement, the Notes and the other Loan Documents also are intended, by the parties hereto and thereto, as a complete and exclusive statement of the terms and conditions hereof and thereof.

 .        14.3.      Amendments, Waivers and Consents

 . Except as otherwise set forth in this Agreement, the provisions of (a) this Agreement may not be modified, amended, restated or supplemented, except by a written instrument duly executed and delivered on behalf of the Borrowers, Guarantors and Requisite Lenders, and (b) the Notes and all Loan Documents other than this Agreement may not be modified, amended, restated or supplemented, except by a written instrument duly executed and delivered on behalf of each Borrower and Guarantor, to the extent that such Borrower or Guarantor is a signatory party to such Note or such Loan Document, and on behalf of the
Administrative   Agent,   with  the  written   consent  of  Requisite   Lenders.
Notwithstanding anything to the contrary herein, the Administrative Agent and Requisite Lenders may modify, amend, restate, supplement or waive any provision of Article 12 without the consent of the Borrowers and Guarantors provided that it does not affect the rights of the Borrowers and Guarantors.

 . Except as otherwise set forth in this Agreement, any waiver of the terms and conditions of this Agreement, the Notes, or the other Loan Documents, or any waiver of any Default or Event of Default and its consequences hereunder or thereunder, and any consent or approval required or permitted by this Agreement, the Notes, or the other Loan Documents to be given by the Lenders, may be made or given with, but only with, the written consent of Requisite Lenders on such terms and conditions as specified in the written instrument granting such waiver, consent or approval. A waiver, to be effective, must be in writing and signed by the party making the waiver.

 . In the case of any waiver, the Borrowers, the Guarantors, the Lenders and the Administrative Agent shall be restored to their former positions and rights under this Agreement, the Notes, or the other Loan Documents to the extent of such waiver, and any Default or Event of Default waived shall be deemed to be cured and not continued; provided, however, that no waiver shall constitute the waiver of any subsequent or other Default or Event of Default or impair any right consequent thereon. No failure or delay on the part of the Administrative Agent or any Lender to exercise or enforce any right or remedy under or in connection with this Agreement, the Notes or the other Loan Documents, whether by their respective terms, at law, in equity or otherwise, shall operate as a waiver thereof. No single or partial exercise of any such right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

 .  Without  in  each  instance  the  prior  express   written   consent  of  the
Administrative Agent and all the Lenders, no such modification, amendment, restatement, supplement, waiver or consent shall:

     (a) increase the aggregate Commitments, or increase the Commitment of any Lender without such Lender's approval;

                    (b) reduce the amounts or extend the dates for the payment of any Credit Fees that are payable ratably to all of the Lenders in accordance with their respective Percentages of the Commitments;

     (c) extend the maturity of the Notes or the date of any scheduled principal payments or mandatory prepayments hereunder or thereunder;

     (d) reduce the rate or extend the time of payment of interest hereunder or under the Notes;

     (e) waive the payment of any principal, interest or Credit Fees payable hereunder or under the Notes;

     (f) extend the termination dates of any of the Commitments or the Termination Date;

     (g) consent to the assignment or transfer by any Borrower or Guarantor of any of its Obligations under this Agreement, the Notes or the other Loan Documents;

     (h) amend or modify the definitions of "Percentages" or "Requisite Lenders" contained in this Agreement.

 . Any such modification, amendment, restatement, supplement, waiver or consent shall apply equally to each of the Lenders and shall be binding upon the Borrowers, the Guarantors, the Lenders, the Administrative Agent and all future holders of the Notes.

 . All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or otherwise would be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

 . Neither this Agreement, the Notes or the other Loan Documents, nor any uncertainty or ambiguity herein or therein, shall be construed or resolved against the Administrative Agent, the Lenders, the Borrowers or Guarantors whether under any rule of construction or otherwise. This Agreement, the Notes and the other Loan Documents have been reviewed by all the parties hereto and thereto and shall be construed and interpreted according to the ordinary meaning of the words used as to accomplish fairly the purposes and intentions of all such parties.

 . In the event there is a conflict or inconsistency between this Agreement, the Notes or the other Loan Documents or any prior agreements or summaries of terms, the terms of this Agreement shall control.

 . If any portion of this Agreement, the Notes or any of the other Loan Documents shall be judged by a court of competent jurisdiction to be unenforceable, the remaining portions shall be valid and enforceable to the extent that the remaining terms thereof provide for the creation of the Obligations and the consummation of the issuance of the Notes, the grant of collateral security therefor, the guarantee thereof and the payment of principal and interest in respect of the Obligations substantially on the same terms and subject to the same conditions as set forth herein and therein.

 . THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS, UNLESS OTHERWISE EXPRESSLY SET FORTH THEREIN, SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TENNESSEE, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF, EXCEPT TO THE EXTENT THAT THE LAWS OF A PARTICULAR JURISDICTION GOVERN THE CREATION, PERFECTION, PRIORITY AND
ENFORCEMENT   OF   LIENS  ON  AND   SECURITY   INTERESTS   IN  ANY   COLLATERAL.
NOTWITHSTANDING THE FOREGOING, IF AT ANY TIME THE LAWS OF THE UNITED STATES OF AMERICA PERMIT ANY LENDER TO CONTRACT FOR, TAKE, RESERVE, CHARGE OR RECEIVE INTEREST OR LOAN CHARGES IN AMOUNTS GREATER THAN ARE ALLOWED BY THE LAWS OF SUCH STATE (WHETHER SUCH FEDERAL LAWS DIRECTLY SO PROVIDE OR REFER TO THE LAW OF THE STATE WHERE SUCH LENDER IS LOCATED), THEN SUCH FEDERAL LAWS SHALL TO SUCH EXTENT GOVERN AS TO THE INTEREST AND LOAN CHARGES THAT SUCH LENDER IS ALLOWED TO CONTRACT FOR, TAKE, RESERVE, CHARGE OR RECEIVE UNDER THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS. REFERENCES TO LAWS IN THIS SECTION ARE TO SUCH LAWS AS ARE NOW IN EFFECT, AND, WITH RESPECT TO USURY LAWS, IF ANY, APPLICABLE TO ANY LENDER AND TO THE EXTENT ALLOWED THEREBY, TO SUCH LAWS AS HEREAFTER MAY BE IN EFFECT THAT ALLOW A HIGHER MAXIMUM NONUSURIOUS INTEREST RATE THAN SUCH LAWS NOW ALLOW.

 . THE ADMINISTRATIVE AGENT, EACH LENDER, AND THE BORROWERS AND GUARANTORS HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM, COUNTERCLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. The scope of this waiver is intended to be all-encompassing with respect to any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each of the parties hereto (i) acknowledges that this waiver is a material inducement for the parties to the Loan Documents to enter into a business relationship, that the parties to the Loan Documents have already relied on this waiver in entering into same and the transactions that are the subject thereof, and that they will continue to rely on this waiver in their related future dealings, and (ii) further warrants and represents that each has reviewed this waiver with its legal counsel and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. This waiver is irrevocable, meaning that it may not be modified either orally or in writing, and this waiver shall apply to any subsequent amendments, modifications, supplements, extensions, renewals and/or replacements of this Agreement. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

 . All rights and remedies provided in or contemplated by this Agreement, the Notes and the other Loan Documents are cumulative and not exclusive of any right or remedy otherwise provided herein, therein, at law or in equity.

 . The Borrowers and Guarantors shall pay on demand all reasonable expenses of the Administrative Agent in connection with this Agreement, the Notes and the other Loan Documents, and the preparation of any modifications, amendments, restatements, supplements or waivers, including all attorneys' and paralegals' fees and expenses, all fees and expenses for title, lien and other public records searches, filing and recordation fees and taxes, duplicating expenses, corporation search fees, appraisal fees, escrow agent fees and expenses, and all other customary expenses. If there shall occur a Default or Event of Default,
all  reasonable   out-of-pocket   expenses  incurred  by  the  Lenders  and  the
Administrative Agent (including administrative expenses of the Administrative Agent and the Lenders and fees and disbursements of in-house and outside counsel) in connection with such Default or Event of Default and collection and other enforcement proceedings (including bankruptcy proceedings) resulting therefrom shall be paid by the Borrowers and Guarantors, or any of them, regardless of whether suit is actually commenced to obtain any relief provided hereunder. Each Borrower and Guarantor shall indemnify, defend and hold harmless the Administrative Agent, each Issuing Bank and each of the Lenders from and against any and all documentary or filing taxes, assessments or charges by any Governmental Authority by reason of the execution and delivery of this Agreement, the Notes and the other Loan Documents and the consummation of the transactions that are the subject thereof.

 . In addition to and not in limitation of the obligations imposed on each Borrower and Guarantor under Section 3.4.5 above, each Borrower and Guarantor shall indemnify, defend and hold harmless the Administrative Agent and the Lenders (to the fullest extent permitted by law) from and against any and all claims, demands, lawsuits, costs, expenses, fees, obligations, liabilities, losses, damages, recoveries and deficiencies, including interest, penalties and reasonable attorneys' and paralegals' fees and costs and amounts paid in settlement of any of the foregoing, whether direct, indirect, consequential or incidental, that the Administrative Agent or the Lenders may incur or suffer or that may arise out of, result from or relate to (a) this Agreement, the Notes, the Letters of Credit or the other Loan Documents or the transactions
contemplated   hereby  or  thereby   (excluding   actions  arising  out  of  the
Administrative Agent's or the Lenders' own gross negligence,  breach of contract
or  willful   misconduct  and  actions   arising  out  of  claims  made  by  the
Administrative Agent, each Issuing Bank or any Lender against any of the others), or (b) any action under this Agreement, the Notes, the Letters of Credit or the other Loan Documents or the transactions contemplated hereby or thereby (excluding actions arising out of the Administrative Agent's or the Lenders' own gross negligence, breach of contract, or willful misconduct and actions arising out of claims made by the Administrative Agent, each Issuing Bank or any Lender against any of the others). In no event shall the Administrative Agent or the Lenders be liable to any Borrower or Guarantor for any matter or thing in connection with this Agreement, the Notes, the Letters of Credit or the other Loan Documents other than to account for monies actually received by them in accordance with the terms hereof. This Section 14.13 shall survive termination of this Agreement.

 . If any Lender (a "Benefitted Lender") at any time shall receive any payment of all or part of its Loans or its participation in the Letter of Credit Liabilities or the interest thereon or receive any collateral therefor, whether voluntarily or involuntarily, by set-off or otherwise, in a greater portion of any such payment to and collateral received by any other Lender, if any, in respect of such other Lender's Loans or its participation in the Letter of Credit Liabilities or the interest thereon, such benefitted Lender shall purchase for cash from the other Lenders such portion of each Lender's Loan and participation in the Letter of Credit Obligations, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits thereafter is recovered from such benefitted Lender, such purchase shall be rescinded and the purchase price and benefit returned to the extent of such recovery, but without interest. Each Lender so purchasing a portion of another Lenders' Loan and participation in the Letter of Credit Obligations may exercise all rights of payment (including rights of setoff) with respect to such portion as fully as if such Lender were the direct holder of such portion.

 . In addition to any rights and remedies of the Lenders provided by law, the Lenders each shall have a security interest in any and all deposits of the Borrowers and Guarantors (general or special, time or demand, provisional or final) at any time held by any Lender or any Affiliate thereof, which security interest shall secure the Obligations. Upon the occurrence and during the continuance of any Event of Default subject to any applicable cure period, with the consent of the Administrative Agent without prior notice to the Borrowers and Guarantors, any notice being specifically waived by the Borrowers and Guarantors to the fullest extent permitted by applicable law, each Lender may set off and apply, subject to Section 14.13, against any indebtedness, whether matured or unmatured, of the Borrowers and Guarantors to the Lenders, any amount owing from any Lender or any Affiliate thereof to the Borrowers and Guarantors, or at any time after, the occurrence of an Event of Default (and each Affiliate of any Lender is irrevocably authorized to permit such setoff and application), and the aforesaid right of setoff may be exercised by any Lender against any of the Borrowers and Guarantors or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment, or attachment creditor of any of the Borrowers or Guarantors, or against anyone else claiming through or against any of the Borrowers or Guarantors or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or other attachment creditor, notwithstanding the fact that such right of setoff shall not have been exercised by any Lender prior to the making, filing or issuance, or service upon any Lender of, or of notice of, any such petition, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena, order or warrant. Each Lender promptly shall notify the Borrowers and Guarantors and the Administrative Agent after any such setoff and application made by any Lender; provided, however, that failure to give such notice shall not affect the validity of such setoff and application.

     14.15. Other Accommodations to the Borrowers and Guarantors; No Rights By Virtue of Each Lender (including the Administrative Agent) may, without notice to or consent by any other Lender, unless otherwise prohibited by the terms of this Agreement, make or participate in loans, extensions of credit or other financial accommodations to or for the benefit of any Borrower or Guarantor on any terms that it deems desirable, and engage in other business transactions, in the same manner as if this Agreement were not in existence, all without limiting, waiving or otherwise impairing any rights of such Lender or any other Lender under this Agreement. Without limiting the generality of the foregoing, the Lenders acknowledge and agree that unless otherwise prohibited by the terms of this Agreement, so long as a Lender acts in good faith and the other Lenders' interests in the Obligations are not impaired thereby, (i) such Lender may be preferred or secured in any manner that it deems advisable with respect to such other loans, extensions of credit, financial accommodations and transactions,
(ii) such Lender shall be under no obligation to collect or attempt to collect any payments in respect of the Obligations in preference to the collection or enforcement of any other borrowings or obligations of such Borrower or Guarantor to such Lender, and (iii) any amounts collected by such Lender from such Borrower or Guarantor that are not expressly designated (or reasonably determinable to be intended) as being in payment of the Obligations may be applied to any of the obligations of such Person to such Lender in any manner deemed appropriate by such Lender.

 . All representations and warranties of each Borrower and Guarantor set forth in this Agreement, the Notes and the other Loan Documents and in any other certificate, opinion or other statement provided at any time by or on behalf of each Borrower and Guarantor in connection herewith shall survive the execution of the delivery of this Agreement, the Notes and the other Loan Documents, the purchase and sale of the Notes hereunder and the payment or other satisfaction of the Obligations.

     . None of the Administrative Agent or the Lenders shall be deemed partners or joint venturers with any Borrower or Guarantor or any Affiliate thereof in making this Agreement or by any action taken hereunder. This Section 14.18 shall survive termination of this Agreement.

 .  Any  documents,   schedules,  invoices  or  other  papers  delivered  to  the
Administrative Agent or the Lenders at their option may be destroyed or otherwise disposed of by them six (6) months after they are delivered to or received by them, unless the Borrowers and Guarantors request, in writing, the return of such documents, schedules, invoices or other papers and makes reasonably acceptable arrangements, at the Borrowers' and Guarantors' expense, for their return.

 . This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and
the  same  document.   This  Agreement  shall  become  effective  when  (a)  the
Administrative Agent shall have received counterparts executed by the Borrowers, Guarantors, the Lenders and the Administrative Agent, or (b) in the case of any Lender, the Administrative Agent shall have received telecopied notice from such Lender that it has executed a counterpart thereof and forwarded the same to the Administrative Agent by first class, registered or certified mail as set forth in Section 14.1. A set of the copies of this Agreement or counterparts signed by all of the parties shall be lodged with GFC, on behalf of itself, and the Administrative Agent.

 . It is the intention of the Borrowers, the Guarantors, and the Lenders to conform strictly to all laws applicable to the Lenders that govern or limit the interest and loan charges that may be charged in respect of the Obligations. Anything in this Agreement, the Notes or any of the other Loan Documents to the
contrary  notwithstanding,   in  no  event  whatsoever,  whether  by  reason  of
advancement of proceeds of the Loans or the Letters of Credit, acceleration of the maturity of the unpaid balance of any of the Obligations or otherwise, shall the interest and loan charges agreed to be paid to any of the Lenders for the use of the money advanced or to be advanced hereunder exceed the maximum amounts collectible by such Lender pursuant to applicable law. If for any reason whatsoever the interest or loan charges paid or contracted to be paid by the Borrowers to any of the Lenders in respect of the Loans shall exceed the maximum amounts collectible under the law applicable to such Lender, then, in that event, and notwithstanding anything to the contrary in this Agreement, the Notes or any other Loan Document: (a) the aggregate of all consideration that constitutes interest or loan charges under the law applicable to such Lender that is contracted for, taken, reserved, charged or received under this Agreement, the Notes or any other Loan Document or otherwise in connection with the Obligations under no circumstances shall exceed the maximum amounts allowed by such applicable law, and any excess shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount outstanding under this Agreement, the Notes and the other Loan Documents has been or thereby would be paid in full, refunded to the Borrowers); and (b) in the event that the maturity of any or all of the Obligations is accelerated by reason of an election of the Lenders resulting from any Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest or loan charges under law applicable to any Lender may never include more than the maximum amounts allowed by the law applicable to such Lender, and any excess interest or loan charges provided for in this Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount of the Obligations has been or thereby would be paid in full, refunded by such Lender to the Borrowers). All sums paid or agreed to be paid to the Lenders for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by applicable law, be prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest and loan charges on account of the Obligations will not exceed any applicable legal limitation. The right to accelerate the maturity of the Obligations does not include the right to accelerate the maturity of any interest or loan charges not otherwise accrued on the date of such acceleration, and the Lenders do not intend to charge or collect any unearned interest or loan charges in the event of any such acceleration.

     . THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.



                                            BORROWERS:


                         GOODY'S FAMILY CLOTHING, INC.,
                             a Tennessee corporation


                                            By:/s/ Harry M. Call
                                                     Name:    Harry M. Call
                                                     Title:   President

                          Attest: /s/Regis J. Hebbeler
                                                   Name:    Regis Hebbeler
                                                   Title:   Assistant Secretary



                                            GOODY'S MS, L.P.

                                        By: TREBOR of TN, Inc., General Partner


                                            By: /s/Harry M. Call
                                                     Name:    Harry M. Call
                                                     Title:   President.


                                            GOODY'S IN, L.P.

                                        By: TREBOR of TN, Inc., General Partner


                                            By: /s/Harry M. Call
                                                     Name:    Harry M. Call
                                                     Title:   President.

                                            GUARANTORS:

                                            SYDOOG, INC., a Delaware corporation


                           By: /s/Francis B. Jacobs II
                                                 Name:    Francis B. Jacobs II
                                                     Title:   President.



                          Attest: /s/Gordon W. Stewart
                                                    Name:    Gordon W. Stewart
                                                       Title:   Secretary.


                                        GOFAMCLO, INC., a Delaware corporation


                           By: /s/Francis B. Jacobs II
                                                  Name:    Francis B. Jacobs II
                                                     Title:   President.



                          Attest: /s/Gordon W. Stewart
                                                    Name:    Gordon W. Stewart
                                                      Title:   Secretary.

                                   TREBOR OF TN, INC., a Tennessee corporation


                                            By: /s/Harry M. Call
                                                     Name:    Harry M. Call
                                                     Title:   President.



                          Attest: /s/Regis J. Hebbeler
                                                    Name:    Regis J. Hebbeler
                                                       Title:   Secretary.




                               PAGES FOLLOW]ATURE

                    [Lender's Signature Page to $100,000,000
          Amended and Restated Credit Agreement dated October 31, 1996]



       FIRST  TENNESSEE  BANK  NATIONAL  ASSOCIATION,   as  a  Lender  and  as
       Administrative Agent


                                            By:_/s/JamesA Atchley
                                            Title:   Vice President


                         Address: First Tennessee Bank National Association
                                  Corporate Lending Group
                                  Plaza Tower
                                  800 S. Gay Street
                                  Knoxville, Tennessee  37929
                                  Attn:  James H. Atchley
                                  Telecopy No. 615-971-2883

                                  Initial Commitment:  $ 20,000,000


                                            Percentage:  20.00%

                    [Lender's Signature Page to $100,000,000
          Amended and Restated Credit Agreement dated October 31, 1996]



                                 FIRST AMERICAN NATIONAL BANK, as a Lender


                                  By:/s/Eric V. Schwarzentraub
                                  Title:    Vice President


                                   Address: 505 S. Gay Street, Mezzanine
                                            Knoxville, Tennessee  37902
                                            Attn: Eric V. Schwarzentraub
                                            Telecopy No. 615-521-5352



                                            Initial Commitment:  $ 15,000,000


                                            Percentage:  15.00%

                    [Lender's Signature Page to $100,000,000
          Amended and Restated Credit Agreement dated October 31, 1996]



                                        AMSOUTH BANK OF ALABAMA, as a Lender


                               By:      Therese Sheehy
                               Title:    Vice President_______________________


                                  Address: 1900 5th Avenue North, 7th floor
                                           Birmingham, Alabama  35203
                                           Attn: Bob Dehaven
                                           Telecopy No. 205-583-4436



                         Initial Commitment: $17,500,000


                                            Percentage:  17.50%

                    [Lender's Signature Page to $100,000,000
          Amended and Restated Credit Agreement dated October 31, 1996]



                                   SOUTHTRUST BANK OF ALABAMA, N.A., as a
                                             Lender


                           By:/s/James T. Chester, III
                                            Title:   Commercial Loan Officer

                         Address: 420 North 20th Street
                            Birmingham, Alabama 35203
                           Attn: James T. Chester, III
                            Telecopy No. 205-254-5022



                         Initial Commitment: $17,500,000


                                            Percentage:  17.50%

                      AMENDED AND RESTATED PROMISSORY NOTE


$17,500,000      Knoxville, Tennessee                          November 1, 1996


         FOR VALUE RECEIVED, on or before the Termination Date, as defined in the hereinafter described Credit Agreement, the undersigned, GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation ("Maker"), promises to pay to the order of FIRST UNION NATIONAL BANK OF TENNESSEE ("Payee"; Payee, and any subsequent holder[s] hereof, being hereinafter referred to collectively as "Holder"), the principal sum of SEVENTEEN MILLION FIVE HUNDRED THOUSAND AND 00/100THS DOLLARS ($17,500,000.00) or, if less, the aggregate unpaid principal amount of all Loans advanced here against pursuant to that certain Amended and Restated Credit Agreement dated November 1, 1996, by and among Maker, First Tennessee Bank National Association, a national banking association, as Administrative Agent, and the Lenders party thereto, as amended by that certain Amendment Agreement of even date herewith (together with any amendments thereto and/or modifications thereof, herein referred to as the "Credit Agreement"; capitalized terms used but not otherwise defined herein shall have the same meanings as in the Credit Agreement), together with interest on the unpaid principal balance of the Loans evidenced hereby at the rate(s) specified in the Credit Agreement; provided that in no event shall the interest and loan charges payable in respect of the indebtedness evidenced hereby exceed the maximum amounts from time to time allowed to be collected under applicable law.

         Principal and interest payable in respect of the indebtedness evidenced by this Note shall be due and payable at the times and in the manner specified in the Credit Agreement.

         Holder hereby is authorized to record and endorse the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on a schedule annexed to and constituting a part of this Note, which recordation and endorsement shall constitute prima facie evidence of the respective Loans made by Holder to Maker and payments made by Maker to Holder, absent manifest error; provided, however, that (a) Holder's failure to make any such recordation or endorsement shall not in any way limit or otherwise affect the obligations of Maker or the rights and remedies of Holder under this Note or the Credit Agreement and (b) payments to Holder of the principal of and interest on the Loans evidenced hereby shall not be affected by the failure to make any such recordation or endorsement thereof. In lieu of making recordation or endorsement, Holder hereby is authorized, at its option, to record the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on its books and records in accordance with its usual and customary practice, which recordation shall constitute prima facie evidence of the Loans made by Holder to Maker and payments in respect thereof made by Maker to Holder, absent manifest error.
         Upon the occurrence of an Event of Default, the entire outstanding principal balance of the indebtedness evidenced hereby, together with all accrued and unpaid interest thereon, may be declared, and immediately shall become, due and payable in full, all as provided in the Credit Agreement, subject to applicable notice and cure provisions in the said Credit Agreement.

         Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto, except as provided in the Credit Agreement.

         This Note is one of the "Notes" in the aggregate principal amount of $100,000,000 issued by Maker pursuant to the Credit Agreement, and this Note is entitled to the benefits of the Credit Agreement and the other Loan Documents.

         It is the intention of Maker and Holder to conform strictly to all laws applicable to the Holder that govern or limit the interest and loan charges that may be charged in respect of the indebtedness evidenced hereby. Anything in this Note, the Credit Agreement or any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Loans or the Letters of Credit, acceleration of the maturity of the unpaid balance of any of the Obligations or otherwise, shall the interest and loan charges agreed to be paid to any of the Lenders for the use of the money advanced or to be advanced under the Credit Agreement exceed the maximum amounts collectible pursuant to applicable law. Pursuant to the Credit Agreement, Maker and the Lenders have agreed that:

                  (a) if for any reason whatsoever the interest or loan charges paid or contracted to be paid by Maker to any of the Lenders in respect of the Loans shall exceed the maximum amount collectible under the law applicable to such Lender, then, in that event, and notwithstanding anything to the contrary in the Credit Agreement, the Notes or any other Loan Document (i) the aggregate of all consideration that constitutes interest or loan charges under the law applicable to such Lender that is contracted for, taken, reserved, charged or received under the Credit Agreement, the Notes or any other Loan Document or otherwise in connection with the Obligations under no circumstances shall exceed the maximum amounts allowed by such applicable law, and any excess paid to any Lender shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount outstanding under the Credit Agreement, the Notes and the other Loan Documents has been or thereby would be paid in full, refunded to Maker), and (ii) in the event that the maturity of any or all of the Obligations is accelerated by reason of an election of the Lenders resulting from any Default under the Credit Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest or loan charges under the law applicable to any Lender may never include more than the maximum amounts allowed by the law applicable to such Lender, and any excess interest or loan charges provided for in the Credit Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount of the Obligations has been or thereby would be paid in full, refunded by such Lender to Maker);

                  (b) all sums paid or agreed to be paid to the Lenders for the use, forbearance or detention of sums due under the Credit Agreement shall, to the extent permitted by applicable law, be prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest and loan charges on account of the Obligations will not exceed any applicable legal limitation; and

                  (c) the right to accelerate the maturity of the Obligations does not include the right to accelerate the maturity of any interest or loan charges not otherwise accrued on the date of such acceleration, and the Lenders do not intend to charge or collect any unearned interest or loan charges in the event of any such acceleration.

         This Note has been negotiated, executed and delivered in the State of Tennessee, and is intended as a contract under and shall be construed and enforceable in accordance with the laws of said state, without reference to the conflicts or choice of law principles thereof, except to the extent that Federal law may be applicable to determining the maximum amount of interest that may be charged by Holder in respect of the indebtedness evidenced hereby.

         This Note amends and restates that certain Amended and Restated Promissory Note of Maker in favor of Payee dated May 20, 1996 in its entirety.

         IN WITNESS WHEREOF, the undersigned Maker has caused this Note to be executed by its duly authorized officers as of the date first above written.


                                            MAKER:

                          GOODY'S FAMILY CLOTHING, INC.



By:

                                            Title:


                                            Attest:

                                            Title:


1017890.02

                    [Lender's Signature Page to $100,000,000
          Amended and Restated Credit Agreement dated October 31, 1996]



                                     FIRST UNION NATIONAL BANK OF TENNESSEE,
                                             as a Lender


                             By:/s/J. Gregory Bowers
                                            Title:   Senior Vice President


                        Address: 150 Fourth Avenue North
                                 First Union Tower, 2nd Floor
                                 Nashville, Tennessee  37219
                                 Attn: Mr. Timothy B. Fouts
                                 Telecopy No. 615-251-0894



                         Initial Commitment: $17,500,000


                                            Percentage:  17.50%

                    [Lender's Signature Page to $100,000,000
          Amended and Restated Credit Agreement dated October 31, 1996]


                                   WACHOVIA BANK OF GEORGIA, N.A., as a Lender


                                            By:/s/ John B. Tibe
                                            Title:   Assistant Vice President


                                 Address: 191 Peachtree Street, NE, 29th floor
                                          Atlanta, Georgia 30303
                                          Attn: John Tibe
                                          Telecopy No. 404-332-5016



                         Initial Commitment: $12,500,000


                                            Percentage:  12.50%

                             SCHEDULES AND EXHIBITS



                                    Schedules


Schedule 7.6               Pending Litigation

Schedule 7.8               Capitalization

Schedule 7.16A             Indebtedness

Schedule 7.16B             Contingent Obligations

Schedule 7.17A             Business Locations

Schedule 7.17B             Trade Names

Schedule 7.22              Material Adverse Change

Schedule 7.23              Employment Agreements and Executive Compensation
                           Arrangements

Schedule 7.26              Material Contracts

                                    Exhibits

Exhibit 2.2.4              Form of Notice of Borrowing

Exhibit 2.3.2              Form of Letter of Credit Request

Exhibit 2.7.2              Form of Notice of Conversion/Continuation

Exhibit 2.8                Form of Note

Exhibit 4.1A               Form of Pledge and Security Agreement

Exhibit 4.1B               Form of License Agreement

Exhibit 4.1C               Form of Master Supply Agreement

Exhibit 4.1D               Form of Management Services Agreement

Exhibit 4.1E               Form of Tax Sharing Agreement

Exhibit 6.1.1A             Form of Opinion of Counsel to the Borrowers and
                           Guarantors

Exhibit 6.1.1B Form of Borrowers' and Guarantors' Letter to Counsel Requesting Opinion

Exhibit 13.2               Form of Assignment and Acceptance

                                                             EXHIBIT 2.2.4


                          [FORM OF NOTICE OF BORROWING]





First Tennessee Bank National Association
Corporate Lending Group
Plaza Tower
800 S. Gay Street
Knoxville, Tennessee  37929
Attention:  James H. Atchley

Gentlemen:

         Pursuant to that certain Amended and Restated Credit Agreement dated as of November 1, 1996, among Goody's Family Clothing, Inc., a Tennessee corporation, Goody's MS, L.P., a Tennessee limited partnership, and Goody's IN, L.P., a Tennessee limited partnership (the "Borrowers"), the several guarantors who are or become parties thereto, the several lenders who are or become parties thereto (the "Lenders") and First Tennessee Bank National Association, as administrative agent for the Lenders (the "Administrative Agent") (the "Credit Agreement"; capitalized terms used but not defined herein shall have the meanings assigned thereto in the Credit Agreement), [notice is hereby given of the Borrowers'] [the Borrowers hereby confirm their prior telephonic] request to borrow on __________________ __, 19__ from the Lenders on a pro rata basis $____________ as [Base Rate] [LIBOR] Loans (the "Loans"). [The initial Interest Period for such LIBOR Loans is requested to be a _____________ month period.] The proceeds of such Loans are to be deposited in or wired to ___________'s [specify Borrower to receive loans] account #____________ at _____________________________________________________ Bank.

         The undersigned officers of the Borrowers hereby certify that (1) all of the conditions to the making of the foregoing Loans set forth in Section 6.2 of the Credit Agreement have been satisfied, and (2) the foregoing Loans are permitted by and will not violate any provision or requirement of the Credit Agreement, including those set forth in Section 2.2.1 thereof.

DATED:   __________________ __, 19__.

                                             GOODY'S FAMILY CLOTHING, INC.


                                        By:________________________________
                                        Title: ______________________________


                                        GOODY'S MS, L.P.

                                        BY:      TREBOR of TN, Inc.
                                                 General Partner


                                         By: __________________________
                                         Title:_________________________


                                         GOODY'S IN, L.P.
                                         BY:      TREBOR of TN, Inc.
                                                  General Partner


                                         By:___________________________
                                         Title:__________________________




1009040.03

                                                            EXHIBIT 2.3.2


                          FORM LETTER OF CREDIT REQUEST



No._________________________1     Dated_____________________2


To:________________________________________3, in its capacity as an Issuing Bank under the Amended and Restated Credit Agreement dated as of November 1, 1996 (as amended, restated, supplemented, replaced or otherwise modified from time to time, the "Agreement"; the terms defined therein are used herein as therein defined), among Goody's Family Clothing, Inc., Goody's MS, L.P. and Goody's IN, L.P. (the "Borrowers"), the Guarantors party thereto, the Lenders party thereto and First Tennessee Bank National Association, as Administrative Agent


Ladies and Gentlemen:

         We hereby request that you [issue a [Standby] [Commercial] Letter of Credit in favor of ________________________________4 on
____________________________5, which shall have an aggregate stated amount of $___________________6 and a stated termination date of _________________7]
[extend the expiration date of the Issuing Bank's existing Letter of Credit No. __________8 in the stated amount of $__________ to ________________, ____9.]

         [The text of the Letter of Credit requested hereby is attached hereto.]

         The undersigned officers of the Borrowers hereby certify that (1) the [issuance/extension] of the foregoing Letter of Credit is permitted by, and will not violate, the provisions or requirements of the Credit Agreement, including those set forth in Section 2.3.1 thereof, and (2) all of the conditions to the [issuance/extension] of the foregoing Letter of Credit in the Credit Agreement (including those set forth in Section 6.2 thereof) have been satisfied.

                                           GOODY'S FAMILY CLOTHING, INC.

                                         By:________________________________
                                         Title: ____________________________


                                            GOODY'S MS, L.P.

                                          BY:      TREBOR of TN, Inc.

                                          By: ___________________________
                                          Title:__________________________


                                          GOODY'S IN, L.P.

                                          BY:      TREBOR of TN, Inc.

                                          By: ____________________________
                                          Title:___________________________
1009041.03

                                                         EXHIBIT 2.7.2


                   [FORM OF NOTICE OF CONVERSION/CONTINUATION]




First Tennessee Bank National Association
Corporate Lending Group
Plaza Tower
800 S. Gay Street
Knoxville, Tennessee  37929
Attention:  James H. Atchley

Gentlemen:

         Pursuant to that certain Amended and Restated Credit Agreement dated as of November 1, 1996 (the "Credit Agreement") among Goody's Family Clothing, Inc., a Tennessee corporation Goody's MS, L.P., a Tennessee limited partnership, and Goody's IN, L.P., a Tennessee limited partnership (the "Borrowers"), the several guarantors who are or become parties thereto, the several lenders who are or become parties thereto (the "Lenders") and First Tennessee Bank National Association, as administrative agent for the Lenders (the "Administrative Agent") [notice is hereby given of the Borrowers'] [the Borrowers hereby confirm their prior telephonic] request to [convert $______________ in principal amount of Base Rate Loans to LIBOR Loans on __________________ __, 19__.] [continue as LIBOR Loans $_____________ in principal amount of presently outstanding LIBOR Loans with an Interest Period expiring on __________________ __, 19__.] The Interest Period for such [converted] [continued] LIBOR Loans is requested to be a ____________ month period.

         The undersigned officers of the Borrowers hereby certify that the [conversion] [continuation] set forth above is permitted by and will not violate the provisions or requirements of the Credit Agreement, including those set forth in Sections 2.7.1 and 2.14.1 thereof.

DATED:   __________________ ___, 19__.


                                          GOODY'S FAMILY CLOTHING, INC.

                                          By:________________________________
                                          Title: ______________________________

                                           GOODY'S MS, L.P.

                                           BY:      TREBOR of TN, Inc.
                                                    General Partner


                                           By: _________________________
                                           Title:________________________


                                           GOODY'S IN, L.P.

                                           BY:      TREBOR of TN, Inc.
                                                    General Partner


                                            By: _________________________
                                            Title:________________________

                                  EXHIBIT 4.1A


                          PLEDGE AND SECURITY AGREEMENT


         THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement"), dated as of October 31, 1996, is made and entered into by GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation (the "Pledgor"), in favor of FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association (the "Administrative Agent"), as administrative agent for the Lenders under the Credit Agreement (as hereinafter defined).


                                    RECITALS:

         A. Pursuant to an Amended and Restated Credit Agreement of even date herewith, among Pledgor, the Lenders listed therein and the Administrative Agent (as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time, the "Credit Agreement"), the Lenders will make Loans to the Borrowers and issue (with the exception of Wachovia Bank of Georgia, N.A.) Letters of Credit for the account of the Borrowers, all as more specifically described in the Credit Agreement.

         B. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Credit Agreement, as the context may require.

     C. It is a condition precedent to the obligations of the Lenders to make the Loans and issue (with the exception of Wachovia Bank of Georgia, N.A.) the Letters of Credit under the Credit Agreement that Pledgor execute and deliver this Agreement to the Administrative Agent.

     D. Pledgor desires to execute this Agreement to satisfy the condition described in the preceding paragraph.


                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the premises and in order to insure the Borrowers' compliance with and to induce the Lenders to extend credit under the Credit Agreement, and in consideration of the benefits accruing to Pledgor, the receipt and sufficiency of all of which are hereby acknowledged, Pledgor hereby makes the following representations and warranties to the Administrative Agent and hereby covenants and agrees with the Administrative Agent, all for the benefit of the Lenders and the Administrative Agent as provided in the Credit Agreement, as follows:
         SECTION 1. Security for Obligations, Etc. This Agreement is for the benefit of the Administrative Agent and the Lenders to secure the payment and performance in full when due, whether at stated maturity, by acceleration, mandatory prepayment, declaration or otherwise, of all the Obligations of the Borrowers and the Guaranteed Obligations of the Guarantors as described and defined in the Credit Agreement (the Obligations and the Guaranteed Obligations being collectively referred to herein as the "Secured Obligations"); subject, however, to the proviso that the liability of each Guarantor under this Agreement, the Credit Agreement, the Notes and the other Loan Documents shall never exceed its Maximum Guaranty Liability.

         SECTION 2. Definition of Securities. As used herein, the term "Securities" shall mean all of the issued and outstanding shares of every class of capital stock of SYDOOG, TREBOR and GOFAMCLO and each corporate Subsidiary of Pledgor that is hereafter acquired or formed by Pledgor and hereafter made subject to the pledge and security interest of this Agreement (collectively, the "Pledged Stock"). Pledgor represents and warrants that on the date hereof (a) the Pledged Stock consists of the number and type of shares of the common stock of the Subsidiaries as described in Annex I attached hereto, and (b) Pledgor is the holder of record and sole beneficial owner of the Pledged Stock as set forth on Annex I; and (c) except as specifically set forth in Annex I, the Pledged Stock constitutes 100% of the issued and outstanding capital stock of each such Subsidiary.

      SECTION 3.   Pledge of Securities, Assignment of Certain Agreements, Etc.

                  SECTION 3.1. Pledge. To secure the payment and performance of the Secured Obligations and for the purposes set forth in Section 1, Pledgor hereby pledges, assigns, transfers, hypothecates, sets over and delivers to the Administrative Agent, and grants to the Administrative Agent a security interest in, all Pledgor's right, title and interest in and to the Securities, whether now or hereafter acquired, (including without limitation those Securities described on Annex I, as the same are amended or supplemented from time to time), together with (a) any and all dividends, cash, certificates, instruments, additional securities or other property from time to time received, receivable, distributed or distributable in respect of, in exchange for, or in substitution for any and all such Securities, and (b) all proceeds of any of the foregoing (the foregoing and all such proceeds being referred to herein collectively as the "Collateral");

         TO HAVE AND TO HOLD the Collateral, together with all rights, titles, interests, powers, privileges and preferences pertaining or incidental thereto, unto the Administrative Agent, its successors and assigns; subject, however, to the terms, covenants and conditions set forth in this Agreement.

         In  furtherance  of  the  foregoing,  Pledgor  hereby  delivers  to the
Administrative   Agent  the   certificates   representing   the  Pledged  Stock,
accompanied by stock powers and proxies, duly executed in blank by Pledgor.

         SECTION 3.2. Subsequently-Acquired Securities. If at any time or from time to time after the date hereof Pledgor shall acquire any additional Securities (by purchase, stock dividend, other distribution or otherwise) or Pledgor shall possess any additional Securities by virtue of possessing capital stock of a Person that becomes a Subsidiary, Pledgor will forthwith deposit such Securities with the Administrative Agent in pledge hereunder and deliver to the Administrative Agent all certificates or instruments therefor, endorsed in blank by Pledgor and accompanied by stock powers and proxies duly executed in blank by Pledgor, and will promptly thereafter deliver to the Administrative Agent a certificate (which shall be deemed to supplement Annex I attached hereto) executed by an authorized officer of Pledgor describing such Securities and certifying that the same have been duly delivered to the Administrative Agent in pledge hereunder and that Administrative Agent has a first-priority perfected security interest therein pursuant to this Agreement.

         SECTION 3.3. Additional Subsidiaries. Simultaneously with the acquisition or creation by Pledgor of any corporate Subsidiary subsequent to the date hereof, Pledgor shall pledge and deliver to the Administrative Agent and grant to the Administrative Agent, for the benefit of the Lenders, a security interest in all of the issued and outstanding shares of every class of capital stock of such Subsidiary and shall enter into an amendment of this Agreement to pledge such securities pursuant to the terms of this Agreement.

         SECTION 4. Appointment of Sub-Agents; Endorsements, Etc. The Administrative Agent shall upon notice to the Pledgor have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Securities, which may be held (if applicable and in the discretion of the Administrative Agent) in the name of Pledgor, endorsed or assigned in blank or in favor of the Administrative Agent or any nominee or nominees of the Administrative Agent appointed by the Administrative Agent.

         SECTION 5. Voting, Etc. Unless and until a Default shall have occurred and be continuing, Pledgor shall be entitled to vote any and all of its Pledged Stock and to give consents, waivers or ratifications in respect thereof; provided that no vote shall be cast or any consent, waiver or ratification given or any action taken that would violate or be inconsistent with any of the terms of this Agreement, the Credit Agreement or the other Loan Documents. All rights of Pledgor to vote and to give consents, waivers and ratifications shall cease in case a Default shall occur and be continuing, and Section 7 hereof shall become applicable.

     SECTION 6. Dividends and Other Distributions. Unless a Default shall have occurred and be continuing, all cash dividends payable in respect of the Securities shall be paid to Pledgor. The Administrative Agent shall be entitled to receive directly, and to retain as part of the Collateral:

         (a) all other or additional stock or other securities and, after the occurrence and during the continuance of a Default, all other property (including cash) paid or distributed in respect of the Securities by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

         (b) all other or additional stock or other securities and, after the occurrence and during the continuance of a Default, all other property (including cash) that may be paid or distributed in respect of the Securities by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization, or any bankruptcy or similar reorganization, or any other disposition of Collateral.

         SECTION 7. Remedies in Case of Event of Default. If an Event of Default shall have occurred and be continuing, the Administrative Agent shall be entitled to exercise all of its rights, powers and remedies (whether vested in it by this Agreement, the Credit Agreement or the other Loan Documents or by law, including all rights and remedies of a secured party of a debtor in default under the Uniform Commercial Code (the "U.C.C.") in effect in any relevant jurisdiction at that time, for the protection, preservation and enforcement of its rights in respect of the Collateral, and to the extent permitted by applicable law the Administrative Agent shall be entitled, without limitation, to exercise the following rights, which Pledgor hereby agrees to be commercially reasonable:

         (a) The Administrative Agent shall be entitled to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 to Pledgor.

         (b) The Administrative Agent shall be entitled to transfer all or any part of the Collateral into the Administrative Agent's name or the name of its nominee or nominees.

         (c) The Administrative Agent shall be entitled to vote all or any part of the Securities (whether or not transferred into the name of the Administrative Agent) and give all consents, waivers and ratifications in respect of the Securities and otherwise act with respect thereto as though it were the sole beneficial owner thereof.

         (d) The Administrative Agent shall be entitled at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral or any interest therein, at any public or private sale at any exchange or broker's board or at any of the Administrative Agent's offices or elsewhere, without demand for performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof (all of which are hereby expressly and irrevocably waived by Pledgor), for cash, on credit or for other property, for immediate or future delivery, without any assumption of credit risk, and for such price or prices and on such terms as the Administrative Agent in its reasonable discretion may determine. Pledgor agrees that to the extent that notice of sale shall be required by law that at least ten (10) days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of whether notice of sale has been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and any such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, to marshalling the Collateral and any other security for the Secured Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Administrative Agent may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. The Administrative Agent shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall the Administrative Agent or any Lender be under any obligation to take any action whatsoever with regard thereto.

         (e) The Administrative Agent shall be entitled to settle, adjust, compromise and arrange all accounts, controversies, questions, claims and demands whatsoever in relation to all or any part of the Collateral, in its reasonable discretion.

         (f) The Administrative Agent shall be entitled, in respect of the Collateral, to execute all such contracts, agreements, deeds, documents and instruments, to bring, defend and abandon all such actions, suits or proceedings, and to take all other actions in relation to all or any part of the Collateral as the Administrative Agent in its reasonable discretion may determine.

         (g) The Administrative Agent shall be entitled to appoint managers, sub-agents, officers and servants for any of the purposes mentioned in the foregoing provisions of this Section 7 and to dismiss the same, all as the Administrative Agent in its reasonable discretion may determine.

         (h) The Administrative Agent shall be entitled generally to take all such other action as the Administrative Agent in its reasonable discretion may determine as incidental or conducive to any of the matters or powers mentioned in the foregoing provisions of this Section 7 and that the Administrative Agent may or can do lawfully and to use the name of Pledgor for the purposes aforesaid and in any proceedings arising therefrom.

         SECTION 8. Remedies, Etc. Cumulative. Each right, power and remedy of the Administrative Agent provided for in this Agreement, the Credit Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity or by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or the commencement of the exercise by the Administrative Agent of any one or more of the rights, powers or remedies provided for in this Agreement, the Credit Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity or by statute or otherwise, shall not preclude the simultaneous or later exercise by the Administrative Agent of all such other rights, powers or remedies, and no failure or delay on the part of the Administrative Agent to exercise any such right, power or remedy shall operate as a waiver thereof.

         SECTION 9. Application of Proceeds. All moneys collected by the Administrative Agent upon any sale or other disposition of the Collateral, together with all other moneys received by the Administrative Agent hereunder shall be applied as follows:

         (a) first, to the payment of any and all expenses and fees (including reasonable attorney's and paralegal's fees and expenses) actually incurred by the Administrative Agent in obtaining, taking possession of, removing, storing and disposing of the Collateral and any and all amounts incurred by the Administrative Agent in connection therewith or owing to the Administrative Agent hereunder;

         (b) next, any surplus then remaining to the payment of the other Secured Obligations in such order as required or permitted by the Credit Agreement; and

         (c) if all of the Commitments are then terminated under the Credit Agreement, all Secured Obligations have been indefeasibly paid and performed in full and no Obligations remain unpaid, outstanding or unperformed, any surplus then remaining shall be paid to the Pledgor; subject, however, to the rights of the holder of any then existing Lien encumbering same of which the Administrative Agent has actual notice (without investigation);

it being understood that Pledgor shall, subject to Section 1 hereof and Article 5 of the Credit Agreement, remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the sums referred to in clauses (a) and (b) of this Section 9.

         SECTION 10. Purchases of Collateral. Upon any sale of any of the Collateral hereunder (whether by virtue of the power(s) of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Administrative Agent or the officer or agent making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication or nonapplication thereof.

         SECTION 11. Further Assurances. Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Administrative Agent at any time reasonably may request in connection with the administration and enforcement of this Agreement or relative to the Collateral or any part thereof, or to effectuate the purposes hereof or in order better to assure and confirm unto the Administrative Agent its rights, powers and remedies hereunder. Without limiting the foregoing, Pledgor agrees that it will join with the Administrative Agent in executing and, at its own expense, file and refile under the U.C.C. such financing statements, continuation statements and other documents in such offices as the Administrative Agent may deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Administrative Agent's security interest in the Collateral, and Pledgor hereby authorizes the Administrative Agent to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of Pledgor where permitted by law.

         SECTION 12.   Responsibilities of the Administrative Agent.

                  (a) The Administrative Agent will hold all items of the Collateral at any time received under this Agreement in accordance with, and subject to, the provisions of this Agreement. It is expressly understood and agreed that the obligations of the Administrative Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and, to the extent not specifically waived hereunder, as required under applicable law.

                  (b) The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, it being understood that the Administrative Agent shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, regardless of whether the Administrative Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

         SECTION 13. Transfer by Pledgor. Pledgor will not sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except as otherwise expressly permitted by the Credit Agreement).

         SECTION 14. Representations and Warranties. Pledgor hereby represents and warrants that (a) it is the legal, record and beneficial owner of, and has good and marketable title to, the Securities designated on Annex I as its property, subject to no Lien or restriction whatsoever, except the pledges, liens and security interests created by this Agreement and the restrictions noted on the certificates representing the Pledged Stock; (b) it has full power, authority and legal right to pledge and assign its Collateral, to grant a security interest in its Collateral and to enter into and perform its obligations under this Agreement; (c) Pledgor has obtained all requisite consents required to be obtained from any other party (including, without limitation, any stockholder or creditor of Pledgor or any of its Subsidiaries) and no order, consent, license, permit, approval, validation or authorization of, exemption by, notice to or registration, recording, filing or declaration with, any governmental or public body or authority is required to be obtained by Pledgor in connection with the execution, delivery or performance of this
Agreement or the consummation of the transactions contemplated hereby, including, without limitation, the exercise by the Administrative Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except as may he required in connection with the disposition of the Collateral by laws affecting the offering and sale of securities generally); (d) all shares of Pledged Stock have been duly and validly issued, are fully paid and nonassessable; and (e) the pledge, assignment and delivery of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral including all proceeds thereof superior to and prior to the rights of all other Persons therein (as provided in the U.C.C.).

         SECTION 15. Covenants of Pledgor. Pledgor covenants and agrees that (a) Pledgor will defend the Administrative Agent's right, title and security interest in and to the Collateral against the claims and demands of all Persons whomever; (b) Pledgor will have like title to and right to pledge any other property at any time hereafter constituting Collateral and likewise will defend the right thereto and security interest therein of the Administrative Agent; and
(c) Pledgor will not, with respect to any Collateral, enter into any shareholder agreements, voting agreements, voting trusts, trust deeds, irrevocable proxies or any other similar agreements or instruments.

         SECTION 16. Pledgor's Obligations Absolute, Etc. The obligations of Pledgor under this Agreement shall be absolute and unconditional in accordance with the terms hereof and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any change in the time, place or manner of payment of, or in any other term of, all or any of the Secured Obligations, any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of this Agreement, the Credit Agreement or any of the other Loan Documents or any other instrument or agreement referred to therein or any assignment or transfer of any thereof; (b) any lack of validity or enforceability of this Agreement, the Credit Agreement or any of the other Loan Documents or any other documents, instruments or agreement referred to therein or any assignment or transfer of any thereof; (c) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; (d) any furnishing of any additional security to the Administrative Agent or its assignees or any acceptance thereof or any release of any security by the Administrative Agent or its assignees; (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, regardless of whether Pledgor shall have notice or knowledge of any of the foregoing; (f) any exchange, release or nonperfection of any Lien on any other collateral, or any release or amendment or waiver of or consent to departure from any guarantee or security, for all or any of the Secured Obligations; or (g) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Pledgor.

         SECTION 17. Registration, Etc. If at any time when the Administrative Agent shall determine to exercise its right to sell all or any part of the Securities pursuant to Section 7, such Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Administrative Agent may, in its reasonable discretion, sell such Securities or part thereof by private sale in such manner and under such circumstances as the Administrative Agent may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Administrative Agent, in its reasonable discretion (a) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Securities or part thereof shall not have been filed under such Securities Act, (b) may approach and negotiate with a single possible purchaser to effect such sale, and (c) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Securities or part thereof. In the event of any such sale, the Administrative Agent shall incur no responsibility or liability for selling all or any part of the Securities at a price the Administrative Agent, in its discretion, deems reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid.

     SECTION 18. Notices, Etc. All notices and other communications hereunder shall be given to Pledgor and the Administrative Agent at the addresses and in the manner specified in the Credit Agreement.

         SECTION 19. Power of Attorney. Pledgor hereby absolutely and irrevocably makes, constitutes and appoints the Administrative Agent Pledgor's true and lawful agent and attorney-in-fact, with full power of substitution, in the name of Pledgor, upon the occurrence and during the continuance of an Event of Default: (a) to execute and do all such assurances, acts and things that Pledgor should do but has failed to do under the covenants and provisions contained in this Agreement; (b) to take any and all such action as the Administrative Agent or any of its sub-agents or attorneys may, in its or their discretion, reasonably determine to be necessary or advisable for the purpose of maintaining, preserving or protecting the security constituted by this Agreement or any of the rights, remedies, powers or privileges of the Administrative Agent under this Agreement; and (c) generally, in the name of Pledgor, to exercise all or any of the rights, powers, authorities and discretion conferred on or reserved to the Administrative Agent by or pursuant to this Agreement, and (without prejudice to the generality of any of the foregoing) to execute and deliver or otherwise perfect any deed, financing statement, assurance, agreement, instrument or act as the Administrative Agent may deem proper in or for the purpose of exercising any of such powers, authorities or discretion. Pledgor hereby ratifies and confirms, and hereby agrees to ratify and confirm, whatever lawful and reasonable acts the Administrative Agent or any of the Administrative Agent's sub-agents or attorneys shall do or purport to do in the exercise of this power of attorney, which power of attorney, being given for security, is irrevocable for the term of this Agreement.

         SECTION 20. Termination, Release. After all of the Commitments have been terminated under the Credit Agreement, all Secured Obligations have been indefeasibly paid and performed in full and no Obligations remain unpaid, outstanding or unperformed, this Agreement shall terminate, and the Administrative Agent will execute and deliver to Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Administrative Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any proceeds at the time held by the Administrative Agent hereunder.

         SECTION 21. Miscellaneous. Pledgor agrees with the Administrative Agent that each of the obligations and liabilities of Pledgor to the Administrative Agent under this Agreement may be enforced against Pledgor without the necessity of joining any other Person as a party. This Agreement shall create a continuing security interest in the Collateral and shall be binding upon the respective successors and assigns of Pledgor and the Administrative Agent, and shall inure to the benefit of and be enforceable by the Administrative Agent and its successors and assigns. Without limiting the generality of the foregoing sentence, any Lender or the Administrative Agent may assign or otherwise transfer any right, title or interest under the Credit Agreement, the Notes, the Letters of Credit and the other Loan Documents to any other Person in accordance with the provisions of the Credit Agreement, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Administrative Agent herein. This Agreement may be amended, changed or waived only as provided in Section 14.3 of each of the Credit Agreement and may be terminated only as provided in Section 20 hereof. Unless otherwise defined herein or in the Credit Agreement, terms defined in Article 9 of the U.C.C. in the State of Tennessee are used herein as therein defined. The headings in this Agreement are for convenience of reference only and shall not limit or define the meaning of the substantive provisions hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement, which shall remain binding on all parties hereto.

         SECTION 22. GOVERNING LAW. UNLESS OTHERWISE EXPRESSLY SET FORTH HEREIN, THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TENNESSEE, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF, EXCEPT TO THE EXTENT THAT THE LAWS OF A PARTICULAR JURISDICTION GOVERN THE CREATION, PERFECTION AND ENFORCEMENT OF LIENS ON AND SECURITY INTERESTS IN THE COLLATERAL.

         SECTION 23. WAIVER OF JURY TRIAL. THE ADMINISTRATIVE AGENT, EACH LENDER AND PLEDGOR HEREBY IRREVOCABLY WAIVES THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE CREDIT AGREEMENT, THE NOTES OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. The scope of this waiver is intended to be all-encompassing with respect to any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each of the parties hereto (i) acknowledges that this waiver is a material inducement for the parties to the Loan Documents to enter into a business relationship, that the parties to the Loan Documents have already relied on this waiver in entering into same and the transactions that are the subject thereof, and that they will continue to rely on this waiver in their related future dealings, and (ii) further warrants and represents that each has reviewed this waiver with its legal counsel and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. This waiver is irrevocable, meaning that it may not be modified either orally or in writing, and this waiver shall apply to any subsequent amendments, modifications, supplements, extensions, renewals and/or replacements of this Agreement. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

     SECTION 24. Conflicts. In the event of any conflict between the Credit Agreement and this Agreement, the Credit Agreement shall control.

         SECTION 25. FINAL AGREEMENT. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, Pledgor and the Administrative Agent have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

                                 GOODY'S FAMILY CLOTHING, INC.,
                                   as Pledgor

                                   By:_________________________________
                                   Title:______________________________

                                     Attest:
                                   Title:______________________________


                                                     FIRST TENNESSEE BANK
                                                     NATIONAL ASSOCIATION,
                                                     as Administrative Agent

                                       By
                                       Title:______________________________






1021251.02

                                     ANNEX I


                              (to Pledge Agreement)


                                               Capital
                  Authorized Stock Issued
  Name            Capital Stock    and Outstanding

                                                           EXHIBIT 13.2



                                     FORM OF
                            ASSIGNMENT AND ACCEPTANCE


         THIS ASSIGNMENT AND ACCEPTANCE (this "Assignment and Acceptance"), dated as of the date set forth in Item 1 of Schedule I hereto, is made and entered into among the Transferor Lender set forth in Item 2 of Schedule I hereto (the "Transferor Lender"), each Purchasing Lender set forth in Item 3 of
Schedule I hereto  (each,  a  "Purchasing  Lender"),  and First  Tennessee  Bank
National Association as administrative agent for the several lenders (the "Lenders") who are or become parties to the Credit Agreement (as hereinafter defined) (in such capacity, the "Administrative Agent").


                                    RECITALS:

         This Assignment and Acceptance is being executed and delivered in accordance with Section 13.2 of the Amended and Restated Credit Agreement dated as of November 1, 1996, among Goody's Family Clothing, Inc., a Tennessee corporation, Goody's MS, L.P., a Tennessee limited partnership, and Goody's IN, L.P., a Tennessee limited partnership (the "Borrowers"), the Guarantors, the Administrative Agent and the Lenders (as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time, the "Credit Agreement"; except as otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as so defined).

         Each Purchasing Lender (if it is not already a Lender party to the Credit Agreement) wishes to become a Lender party to the Credit Agreement.

         The Transferor Lender is selling and assigning to each Purchasing Lender certain rights, obligations, Loans, and Commitments under the Credit Agreement, the Notes, and the other Loan Documents.


                                   AGREEMENTS:

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION From and after the Transfer Effective Date set forth in Item 4 of Schedule I hereto (the "Transfer Effective Date"), each Purchasing Lender shall be a Lender party to the Credit Agreement for all purposes thereof.

         SECTION On the Transfer Effective Date, each Purchasing Lender shall pay to the Transferor Lender, in immediately available funds, an amount equal to the purchase price, as agreed between the Transferor Lender and such Purchasing Lender (the "Purchase Price"), for the percentage set forth in Item 5 of
Schedule I hereto (such Purchasing Lender's "Purchased Percentage") of (i) the Transferor Lender's Commitment and (ii) the outstanding principal amount of the Loans and other amounts owing to the Transferor Lender under the Credit Agreement, the Notes or the other Loan Documents.

         On the Transfer Effective Date, each Purchasing Lender shall assume all liability with respect to outstanding Letters of Credit issued by the Transferor Lender under the Credit Agreement.

         (c) As of the Transfer Effective Date, the Transferor Lender hereby irrevocably sells, assigns and transfers to each Purchasing Lender, without recourse, representation or warranty, and each Purchasing Lender hereby irrevocably purchases, takes and assumes from the Transferor Lender such Purchasing Lender's Purchased Percentage of (i) the Transferor Lender's Commitment, (ii) the Loans outstanding as of the Transfer Effective Date held by the Transferor Lender, and (iii) any other amounts owing as of the Transfer Effective Date to the Transferor Lender under the Credit Agreement, the Notes or the other Loan Documents.

         SECTION From and after the Transfer Effective Date, principal, interest, Credit Fees, other fees and other amounts that otherwise would be payable to or for the account of the Transferor Lender pursuant to the Credit Agreement, the Notes, and the other Loan Documents shall instead be payable to or for the account of the Transferor Lender and the Purchasing Lenders, as the case may be, in accordance with their respective percentages as set forth on
Schedule II hereto,  whether such  amounts  have  accrued  prior to the Transfer
Effective Date or accrue subsequent to the Transfer Effective Date. The Transferor Lender and the Purchasing Lenders shall make appropriate adjustments in payments under, or with respect to, the Credit Agreement for periods prior to the Transfer Effective Date directly between themselves.

         SECTION The Note of each Borrower payable to the order of the Transferor Lender (an "Exchanged Note") is being delivered to the Administrative Agent concurrently with this Assignment and Acceptance. On or prior to the Transfer Effective Date, each Borrower shall execute and deliver to the Administrative Agent, in exchange for (but not in payment of) the Exchanged Note
(a) a new Note payable to the order of each Purchasing Lender in an amount equal to its Percentage, as set forth on Schedule II hereto, of the Commitments, and
(b) if the Transferor Lender has retained a portion of the Commitments, a new Note to the order of the Transferor Lender in an amount equal to its retained Percentage of the Commitments, as set forth on Schedule II hereto. Such new Notes shall be dated as of the date of the Credit Agreement and otherwise shall be substantially in the form of the respective Note(s) replaced thereby. Each Exchanged Note shall be returned by the Administrative Agent to such Borrower marked "exchanged".

         SECTION Concurrently with the execution and delivery hereof, the Administrative Agent will, at the request of any Purchasing Lender but at the expense of the Transferor Lender, provide to such Purchasing Lender (if it is not already a Lender party to the Credit Agreement) photocopies or conformed copies of all documents delivered to the Administrative Agent on the date of the initial Loans under the Credit Agreement in satisfaction of the conditions precedent set forth in the Credit Agreement.

         SECTION Each of the parties to this Assignment and Acceptance agrees that at any time and from time to time upon written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party reasonably may request in order to effect the purposes of this Assignment and Acceptance.

         SECTION By executing and delivering this Assignment and Acceptance, the Transferor Lender and each Purchasing Lender confirm to and agree with each other and with the Administrative Agent and the Lenders as follows: (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Transferor Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, the Notes, or any other Loan Document or any other instrument or document furnished pursuant thereto; (b) the Transferor Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or the performance or observance by, or enforceability against the Borrowers of any of their obligations under the Credit Agreement, the Notes, or any other Loan Document or any other instrument or document furnished pursuant thereto; (c) each Purchasing Lender confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 7.5 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (d) each Purchasing Lender will, independently and without reliance upon the Administrative Agent, the Transferor Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (e) each Purchasing Lender appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Article 12 of the Credit Agreement; and (f) each Purchasing Lender agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender, and (g) following the consummation of the transactions contemplated by this Assignment and Acceptance, the Transferor Lender and each Purchasing Lender shall be in compliance with Section 13.2 of the Credit Agreement.

         SECTION  Schedule II hereto sets forth the revised  Percentages  of the
Transferor   Lender  and  each  Purchasing  Lender  as  well  as  administrative information with respect to each Purchasing Lender.

         SECTION This Assignment and Acceptance shall be governed by and construed and enforced in accordance with the laws of the State of Tennessee, without reference to the conflicts or choice of law principles thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective duly authorized officers on
Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.


                           [SCHEDULES I AND II FOLLOW]

                                   SCHEDULE I TO
                            ASSIGNMENT AND ACCEPTANCE
                          COMPLETION OF INFORMATION AND
                    SIGNATURES FOR ASSIGNMENT AND ACCEPTANCE


Item 1          Date of Assignment                       [Insert date of
                and Acceptance:                          Assignment and
                                                         Acceptance]

Item 2          Transferor Lender:                       [Insert name of
                                                         Transferor Lender)

Item 3          Purchasing Lender(s):                    [Insert name(s) of
                                                         Purchasing Lender(s)]

Item 4          Transfer Effective                   (Insert Transfer Effective
                Date: Date) [To be a date not less than five business days after date of Assign-ment and Acceptance]

Item 5          Purchased                                [Insert Percentage of
                Percentage:                              Transferor Lender's
                                                         Commitments to be sold)

Item 6          Signatures of Parties
                to Assignment and
                Acceptance:                 ___________________________,
                                             as Transferor Lender

                                            By:_________________________
                                            Title:______________________

                                            ---------------------------,
                                            as a Purchasing Lender

                                            By:_________________________
                                            Title:___________________

CONSENTED TO AND ACKNOWLEDGED:

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as Administrative Agent


By:____________________________
   Title:______________________



ACCEPTED FOR RECORDATION
  IN REGISTER:

GOODY'S FAMILY CLOTHING, INC.


By:____________________________
   Title:______________________


GOODY'S MS, L.P.

By:      TREBOR of TN, Inc.
         General Partner


         By:____________________________
         Title:______________________


GOODY'S IN, L.P.

By:      TREBOR of TN, Inc.
         General Partner


         By:____________________________
            Title:______________________

                                  SCHEDULE II
                                      TO
                                  ASSIGNMENT AND ACCEPTANCE
                                  LIST OF ADDRESSES
                           FOR NOTICES AND PERCENTAGES


[Name of Transferor Lender]         Revised Percentage:             ____%




[Name(s) of
  Purchasing Lender(s)]             New Percentage:                 ____%




Address(es) of Purchasing
Lender(s) for Notices
under Section 14.1 of
Credit Agreement:

=================================
---------------------------------
Attn:____________________________
Telecopy No.:____________________





1009177.03

                                  SCHEDULE 7.6

                                       to

                              AMENDED and RESTATED
                                CREDIT AGREEMENT


Actions, suits, proceedings or other litigation described in Section 7.6:

1. The Internal Revenue Service audited Goody's Family Clothing, Inc. ("GFC") for the period February 1, 1990 through January 31, 1993. Following the audit, the Service sent to GFC a notice of certain adjustments resulting in additional taxes due of approximately $200,000. GFC took exception to two of the adjustments--legal fees and expenses for preparing operating leases and depreciation on certain equipment. GFC has filed a formal protest as to those two adjustments. GFC compromised this matter with the IRS and a closure letter has been executed.

     2. On November 24, 1993, a lawsuit was filed against GFC and certain executive officers of GFC in the United States District Court for the Eastern District of Tennessee, Northern Division, at Knoxville. The case is styled Deborah Landes, on behalf of herself and all others similarly situated, vs. Robert M.Goodfriend, Robert L. Jenkins, Donald A. VandenBerg, Harry M. Call, and Goody's Family Clothing, Inc.

---------------------------------------------------------------------------
The class action complaint alleges that the price of common stock of GFC was artificially inflated as a result of false and misleading statements concerning GFC s liquidity and financial condition. The allegations related to a transaction in which Mr. Goodfriend purchased from GFC at GFC s cost of $6.6 million an investment that GFC held in its portfolio, which had declined in value and with respect to which GFC would incur a loss. Mr. Goodfriend tendered a $6.6 million check to GFC as payment for the investments, which was held uncashed by GFC for a number of months. The check was subsequently covered by the proceeds of a personal loan to Mr. Goodfriend from a commercial bank. Upon maturity of such personal loan, GFC paid the loan s $6.6 million principal balance, together with interest in the amount of $69,869, and took another check from Mr. Goodfriend in the amount of $6.6 million. This check was held by GFC and remained uncashed and recorded in GFC s cash on hand accounts until October 1993. In October 1993, Mr. Goodfriend repaid the $6.6 million loan and related interest of $447,000 calculated at a market rate of interest.
         GFC and counsel for the plaintiffs have reached an agreement in principle to settle this case. The proposed settlement was preliminarily approved by the Court on April 6, 1995, and, under the terms of the proposed settlement, GFC paid into escrow a sum of $3,200,000 in full and final settlement of the plaintiffs claims for damages. GFC s insurer reimbursed a sum of $1,300,000 to GFC under its Directors and Officers Indemnification and Liability coverage. GFC has, therefore, expensed the net amount of $1,900,000 as unusual items relating to this lawsuit in fiscal 1994. This settlement was subject to final court and class approval and certain other contingencies, and has now been approved and effected.

     3. GFC has filed an application with the U.S. Patent and Trademark Office for registration of the trademark IVY CREW. The manufacturer of J.CREW clothing has filed an opposition to the registration.

4. The Securities Exchange Commission has concluded an informal inquiry regarding GFC s accounting treatment of the acquisition and sale of the investment described in paragraph 2 above. GFC settled with the Commission by agreeing to comply with Commission filing requirements.

71314-1

71314-1
                                  SCHEDULE 7.8

                                       to

                              AMENDED and RESTATED
                                CREDIT AGREEMENT


Capitalization of Goody's Family Clothing, Inc. ("GFC") at May 3, 1995:

Authorized shares, 50,000,000 shares of common stock without par value and 2,000,000 shares of preferred stock $1.00 par value. Issued, 16,324,012 shares of common stock, 200,000 shares of which are held in treasury. Series A Junior Participating Preferred Stock was authorized by the former directors of GFC on October 25, 1994; none was ever issued. The Series A Preferred Stock was issuable in connection with the exercise of certain preferred stock purchase rights distributed to the Shareholders on October 16, 1994 pursuant to a Share Purchase Rights Plan. On March 28, 1995, the Board of Directors authorized the redemption of such rights, prior to exercise, at a redemption price of $0.01 per right payable on June 6, 1995 to Shareholders of record as of the Record Date (May 3, 1995), and therefore under the terms of the plan no more rights may be issued. The aggregate redemption price payable to Shareholders is approximately $162,000. Stock options outstanding under various stock option plans which provide for the issuance of common shares in accordance with the terms of the plans, 1,079,421 shares.

At the annual meeting of GFC held on Wednesday, June 21, 1995, the shareholders authorized the amendment of the charter of GFC to authorize 50,000,000 shares of a new class of common stock designated as Class B Common Stock , increasing the authorized shares of capital stock of GFC to 102,000,000 (100,000,000 shares of common stock and 2,000,000 shares of preferred stock).

71314-1

71314-1
                                 SCHEDULE 7.16A

                                       to

                              AMENDED and RESTATED
                                CREDIT AGREEMENT


Indebtedness of Goody's Family Clothing, Inc. described in Section 7.16:

Promissory Note dated January 23, 1991 to M.D. Goodfriend in the original principal amount of $2,151,000.

71314-1

71314-1
                                 SCHEDULE 7.16B

                                       to

                              AMENDED and RESTATED
                                CREDIT AGREEMENT


Contingent Obligations of Borrowers and Guarantors:


                                      None

71314-1

71314-1
                                 SCHEDULE 7.17A

                                       to

                              AMENDED and RESTATED
                                CREDIT AGREEMENT


Locations where Borrowers and Guarantors maintain their chief executive offices, their principal places of business, an office, or any material financial records:

                                    Goody's Family Clothing, Inc.
                                    400 Goody s Lane
                                    Knoxville, Tennessee 37933-2000

                                    Goody's MS, L.P.
                                    400 Goody s Lane
                                    Knoxville, Tennessee 37933-2000

                                    Goody's IN, L.P.
                                    400 Goody s Lane
                                    Knoxville, Tennessee 37933-2000

                                    TREBOR of TN, Inc.
                                    400 Goody s Lane
                                    Knoxville, Tennessee 37933-2000

                                    SYDOOG, Inc.
                                    913 North Market Street, Suite 817
                                    Wilmington, Delaware  19801

                                    GOFAMCLO, Inc.
                                    913 North Market Street, Suite 817
                                    Wilmington, Delaware  19801

71314-1

71314-1
                                 SCHEDULE 7.17B

                                       to

                              AMENDED and RESTATED
                                CREDIT AGREEMENT


Each name under or by which Borrowers and Guarantors presently conduct their business or has conducted its business since 1991:


                                     Goody s
                             Goody s Family Clothing
                          Goody s Family Clothing, Inc.
                                Goody's MS, L.P.
                                Goody's IN, L.P.
                               TREBOR of TN, Inc.
                                  SYDOOG, Inc.
                                 GOFAMCLO, Inc.

71314-1

71314-1
                                  SCHEDULE 7.22

                                       to

                              AMENDED and RESTATED
                                CREDIT AGREEMENT


Material  adverse  changes  in  properties  business,   results  of  operations,
management or financial condition of Borrowers and Guarantors since most recent audited or unaudited financial statements provided to Lenders:

On January 5, 1995, GFC s Chairman, Robert M. Goodfriend, and Wendy E. Goodfriend (his wife) reached an agreement with GFC s Board of Directors concerning disputes as to the validity of Article XIII of GFC s Charter and other management issues of GFC for which they filed a suit against GFC on November 22, 1994 in the Chancery Court for Knox County in Knoxville, Tennessee. As part of the settlement, GFC s Board of Directors adopted amendments to GFC s Bylaws codifying and supplementing certain of GFC s corporate governance practices. The settlement also placed certain restrictions on Mr. Goodfriend s ability to purchase or sell GFC s Common Stock, or to initiate any action to repeal, alter or amend GFC s Bylaws until the year 2000. The settlement also provided that Mrs. Goodfriend could reinstate her individual complaint solely for the purpose of obtaining declaratory relief with respect to the validity of
Article XIII (b), (c), (d) and (e) of GFC s Charter; this suit does not assert a claim for monetary damages. On April 10, 1995, the court, with GFC's consent, declared that subsections (b), (d) and (e) of Article XIII of GFC s Charter (but not subsection (c)) violate Tennessee law and are therefore void.


There have been some changes in management of GFC which have been disclosed to Lenders, but which GFC does not believe were material and adverse.

12


13
3-1399

3-1399
                                  SCHEDULE 7.23

                                       to

                              AMENDED and RESTATED
                                CREDIT AGREEMENT


List of employment agreements and executive compensation arrangements described in Section 7.23:

                                            Robert M. Goodfriend
                                            Carmen Monaco
                                            David R. Mullins
                                            Thomas R. Kelly, Jr.
                                            Harry M. Call
                                            Marcus H. Smith, Jr.
                                            Edward R. Carlin
                                            John Sullivan
                                            Bob Whaley
                                            John Payne


List of agreements regarding stock described in Section 7.23:

                                      None


Goody s Family Clothing, Inc. ("GFC") Benefit Protection Trust Agreement. GFC entered into such trust agreement with Bank South, N.A., as trustee, on November 15, 1994. Pursuant to this trust agreement, GFC established an irrevocable grantor trust to, among other things, assist it in meeting its obligations to pay certain severance payments to certain executives of GFC upon a Change of Control (as defined in the trust agreement) in accordance with employment agreements between GFC and each such executive. Upon establishment of the trust in November 1994, GFC made an initial contribution to the trust of $10,000 and provided an irrevocable letter of credit in the amount of $500,000. On or prior to a Change of Control, GFC is obligated to contribute an amount equal to all severance payments that are or may become due to covered executives as a result of such Change of Control. Under the trust agreement, the Trustee shall hold and invest any contribution by GFC as a single trust but shall maintain separate accounts for each covered executive. Subject to certain notice requirements and other conditions (in each case as more fully described in the trust agreement), a covered executive shall become entitled to a distribution from the trust at any time such executive is entitled to receive certain severance payments from GFC as a result of a Change of Control in accordance with the employment agreement between such executive and GFC. As a result of the Change of Control that occurred on January 5, 1995, GFC contributed an additional $1,272,800 in investment securities to the trust.

                                  SCHEDULE 7.26

                                       to

                      AMENDED and RESTATEDCREDIT AGREEMENT


List of Material Contracts described in Section 7.26:

     License Agreement dated June 14, 1993 between Goody's Family Clothing, Inc. ("GFC") and Tishkoff Enterprises, Inc./JBI, Inc. d/b/a Shoe Corporation of America, as amended.

On January 5, 1995, GFC s Chairman, Robert M. Goodfriend, and Wendy E. Goodfriend (his wife) reached an agreement with GFC s Board of Directors concerning disputes as to the validity of Article XIII of GFC s Charter and other management issues of GFC for which they filed a suit against GFC on November 22, 1994 in the Chancery Court for Knox County in Knoxville, Tennessee. As part of the settlement, GFC s Board of Directors adopted amendments to GFC s Bylaws codifying and supplementing certain of GFC s corporate governance practices. The settlement also placed certain restrictions on Mr. Goodfriend s ability to purchase or sell GFC s Common Stock, or to initiate any action to repeal, alter or amend GFC s Bylaws until the year 2000. The settlement also provided that Mrs. Goodfriend could reinstate her individual complaint solely for the purpose of obtaining declaratory relief with respect to the validity of
Article XIII (b), (c), (d) and (e) of GFC s Charter; this suit does not assert a claim for monetary damages. On April 10, 1995, the court, with Goody s consent, declared that subsections (b), (d) and (e) of Article XIII of GFC s Charter (but not subsection (c)) violate Tennessee law and are therefore void.

Construction  contract  between  GFC and  Centex  Forcum  Lannom,  Inc.  for the expansion of GFC s facility in Knoxville, Tennessee in the amount of approximately $6,300,000, which has been substantially performed by both parties (including payment by GFC to the contractor of approximately $6,000,000).

Master Service Agreement (for security and surveillance) between GFC and Knogo North America, Inc., dated April 9, 1996.

Master Service Agreement (for energy management services) between GFC and Entergy Integrated Solutions, Inc. dated as of April 9, 1996.

                                  Exhibit 4.1B
                                LICENSE AGREEMENT
                  This License Agreement (this "Agreement") is dated as of October 31, 1996, by and between SYDOOG, INC., a Delaware corporation having its only place of business at 913 Market Street, Suite 817, Wilmington, Delaware 19801 (the "Licensor"), and GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation having a place of business at 400 Goody's Lane, Knoxville, Tennessee 37933 (the "Licensee").
                                   BACKGROUND
                  The background of this Agreement is as follows:
                  1. Licensor is the proprietor of the tradenames, trademarks and service marks, together with all registrations and/or applications for registration associated therewith, identified on Exhibit A hereto, which may be amended from time to time by consent of the parties hereto (all such tradenames, trademarks and service marks are hereinafter collectively referred to as the "Trademarks").
                  2. It is the desire and intention of the parties that Licensee be permitted to use the Trademarks on a non-exclusive basis in the United States in a manner reasonably related to the conduct of its retail and distribution operations.
     3. Licensor and Licensee have agreed to the terms of such non-exclusive license of the Trademarks on the terms provided in this Agreement.

NOW,  THEREFORE,  in  consideration  of  the  mutual  promises contained herein and for other good and valuable consideration received, the receipt and sufficiency of which is hereby acknowledged, and of the representations and covenants hereinafter set forth, the parties hereby agree as follows:
         1.       GRANT OF LICENSE.

     A. License of Trademarks for Use in Corporate Name and Business. Subject to the provisions of this Agreement, Licensor hereby grants to Licensee the non-exclusive right to make use of the Trademarks and all goodwill associated therewith in its corporate name and its business throughout the United States.

           B.       Identification of Status and Ownership of the Trademarks.
     (i) Licensee acknowledges that Licensor owns the Trademarks and agrees never to impugn or challenge, or to assist in any challenge of the validity of the Trademarks, the registration of the Trademarks, or Licensor's ownership of the Trademarks.

     (ii) The Trademarks shall be clearly denoted as being trademarks by utilizing the appropriate symbol of an encircled R "(R)" (for registered trademarks) or the designation "(TM)" (for common law trademarks) or such other symbol or legend as Licensor may designate from time to time.

     (iii) As requested by Licensor in writing, Licensee shall also incorporate an asterisk by each use of the Trademarks and shall incorporate a statement which reads:
                                            *Trademark of SYDOOG, Inc.

                  C. Rights of Licensee. Subject to the provisions of this Agreement, Licensor hereby grants to Licensee the non-exclusive right to utilize the Trademarks and all goodwill associated therewith in connection with the manufacture, distribution and sale of such products and services as are approved by Licensor (such approved products and services are collectively referred to as "Approved Products"). It is expressly understood that the Approved Products shall include all products and services which were provided, manufactured, distributed or sold by Licensee in conjunction with one or more of the Trademarks prior to the date of this Agreement and shall also include such other products and services which fall within the description of goods of the corresponding registrations or common law usages of the Trademarks, provided that such products and services comply with the standards determined by Licensor as set forth herein and/or issued pursuant to this Agreement. The standards to be determined by Licensor shall include, without limitation, the quality of the goods or services, the labeling and advertising uses of the Trademarks, and the performance requirements of new products or services intended to be provided under the Trademarks. Licensor acknowledges that the standards and policies currently followed by Licensee are satisfactory to Licensor, but Licensor reserves the right to withdraw its approval or amend its standards at any time.
         2.       QUALITY CONTROLS.
                  A. In General. Licensee and Licensor acknowledge that maintaining the high quality of the Approved Products provided in conjunction with the Trademarks, in order to enhance goodwill as symbolized by the Trademarks, is the essence of this Agreement. Notwithstanding anything in this Agreement to the contrary, Licensee agrees that its services and products shall be of such high standards and quality as to be adequate and suited to the utilization to their best advantage and to the protection and enhancement of the Trademarks, that such services shall be performed and such products shall be completed and delivered in accordance with all applicable federal, state and local laws and regulations, and that the policy of performance of such services and of completion and delivery of such products by Licensee shall be one requiring high standards and shall in no manner reflect adversely upon the good name of Licensor or upon the reputation or value of the Trademarks.
                  B. Advertising. Licensor reserves the right to approve all advertising in connection with the Approved Products and the use of the Trademarks, including the type, color, size and design of signs or symbols depicting the Trademarks. Accordingly, the quality and style of advertising, promotional and other materials bearing the Trademarks, at the request of Licensor, shall be subject to the prior written approval of Licensor, which may be granted or withheld in Licensor's sole discretion. Licensor agrees that the format used presently is satisfactory to Licensor, but Licensor reserves the right to withdraw such approval or to amend its requirements with respect to advertising at any time. All advertising, promotional or other materials bearing the Trademarks to be used by Licensee and differing substantially from those approved herein shall be submitted to Licensor or its authorized representative for its prior written approval. Any such advertising, promotional or other materials submitted to and not disapproved by Licensor or its authorized representative within ten (10) days after receipt by Licensor shall be deemed to be approved. The entire cost of advertising and promoting the products and services undertaken by Licensee shall be the sole obligation of Licensee, and Licensor assumes no financial or other responsibility therefor. In advertising and promoting the Approved Products, Licensee shall comply with all applicable laws, rules and regulations.
                  C. Consumer Complaints. Licensee agrees to cause a prompt response to be made to consumer complaints received by Licensee or Licensor (upon prompt notice to Licensee) pertaining to Approved Products bearing the Trademarks. Licensee shall promptly permit Licensor to inspect, upon request, any written product liability claims and government reports in respect of any of the products covered by this Agreement.
     D. Quality Control Standards. With respect to any provision in this Agreement referring to quality control standards, Licensor shall have the right at all times and in good faith to issue standards in addition to, in amendment of, or in replacement of, the standards set forth herein, together with accompanying quality control policies and procedures, all of which shall be attached hereto as Exhibit B (as it may be amended or supplemented from time to time) and made a part hereof upon written consent of Licensee (to be evidenced by its execution of such amendments or supplements to this Agreement), which consent will not be unreasonably withheld.

         E. Personnel Training. Both parties agree that high quality personnel training programs covering quality control, customer relations policy, sales and marketing techniques, and other matters are of prime importance to this Agreement and are essential to the success of the sale of Approved Products bearing the Trademarks. To accomplish this, the Licensee shall be responsible at its cost for implementing and maintaining such programs and policies, including providing a sufficient number of training sessions for Licensee's employees, which training sessions shall be in accordance with the standards set forth herein and issued pursuant to the terms of this Agreement. Licensor agrees that the current practices with respect to training sessions are satisfactory to Licensor, but Licensor reserves the right to withdraw its approval or to amend the programs and policies at any time.
                  F. Compliance Reports. From time to time, and upon the written request of Licensor, Licensee shall furnish to Licensor or its authorized representative, free of cost, for its written approval as aforesaid, descriptions of all activities currently performed and/or being completed by Licensee relating to the Approved Products and of the manner of performing the same, in order that Licensor may determine whether the high standards and quality control measures are being maintained by Licensee. Licensor (or its authorized representative) shall be the sole judge of whether the activities of Licensee have complied or are complying with the aforesaid high standards and quality control measures.
                  G. Records. Licensee shall keep accurate records in sufficient detail to enable Licensor (or its authorized representative) to determine the extent and the manner in which Licensee has used the Trademarks and Licensee shall permit Licensor (or its authorized representative) to examine and make copies of such records at all reasonable times. Licensee shall provide Licensor (or its authorized representative) with access to the business offices, factories, sales locations and other premises of Licensee at all reasonable times, in order that Licensor may determine whether Licensee's uses of the Trademarks conform with the quality control standards set forth herein and issued in accordance herewith, and Licensee shall abide by the decision of Licensor (or its authorized representative) in this respect. Upon Licensor's request (or upon the request of Licensor's authorized representative), Licensee shall deliver to Licensor (or its authorized representative) such reports, in the form requested, which confirm for Licensor that such quality control standards are being satisfied.
                  H. Change of Business Practices. In the event that Licensee at any time makes any material changes in its business procedures that may alter the performance of any of the services or the delivery of products upon or in relation to which Licensee uses or intends to use the Trademarks, Licensee shall promptly give notice in writing thereof to Licensor or its authorized representative, so that Licensor or its authorized representative may determine through supplemental investigation, if necessary, in the Licensor's sole judgment, whether Licensee is conforming to the high standards and quality control measures which have been set forth herein, and Licensee shall abide by the decision of Licensor or its authorized representative in this respect.

     I. Right to Obtain Samples. At the request of Licensor, Licensee shall submit to Licensor representative samples from Licensee's production of Approved Products and of raw materials used in the Approved Products for such quality testing and review as Licensor in its sole discretion shall deem appropriate.

     J. Right to Inspect Premises. Licensor, upon reasonable notice to Licensee, shall have the right to inspect the equipment, materials and production facilities of Licensee to ensure compliance with Licensor's standards of quality for the Approved Products.

         3.       FEES.
                  A. Privilege Fee. For the privilege of having the right to use the Trademarks under the terms and conditions of this Agreement, Licensee agrees to pay to Licensor annually during the term of this Agreement a privilege fee (the "Privilege Fee") equal to $4,227,000 per fiscal year without regard to the level of Licensee's sales volume during such fiscal year. The first annual Privilege Fee shall be due and payable on the execution and delivery of this Agreement, and, thereafter, the annual Privilege Fee shall be due and payable annually on the first (1st) day of the fourth (4th) fiscal quarter of each fiscal year (based upon a fiscal year which ends on the Saturday nearest to the last day of January of each year). The Privilege Fee shall not be pro-rated or refunded to Licensee.
                  B. Royalty Fees. During the term of this Agreement, Licensee agrees to pay Licensor for the license of the Trademarks for each fiscal quarter (based upon a fiscal year which ends on the Saturday nearest to the last day of January of each year) royalty fees ("Royalty Fees") equal to one-half of one percent (0.5%) of Licensee's Royalty Base, as defined in Section 3C of this Agreement. Royalty Fees shall be payable quarterly as set forth in Section 3E of this Agreement.
     C. Royalty Base. For purposes of this Agreement, "Royalty Base" shall mean the Licensee's net sales during the applicable fiscal quarter less:

     (i) Allowances for returns, discounts or rebates as actually granted to a customer on account of quantity purchased (but not discounts granted for promptness of payment); and

     (ii) All taxes levied, directly or indirectly, on the sale of Approved Products by any government or governmental agency.

                  D. Report Requirements. On or before Forty-Five (45) days after the last day of each fiscal period (based upon a fiscal year which ends on the Saturday nearest to the last day of January of each year) through the date of expiration or termination of this Agreement, Licensee shall produce and forward to Licensor an itemized statement setting forth an sales report in sufficient detail to show the basis upon which Royalty Fees are payable to Licensor for such fiscal period. Licensor has the right to appoint a Certified Public Accountant to audit Licensee's books and records, at Licensee's expense, at any time.
     E. Payment Requirements. On or before thirty (30) days after invoice to Licensee sent by Licensor, Licensee shall pay to Licensor the amount of Royalty Fees due to Licensor under Section 3B hereof on account of the activities of Licensee under this Agreement during the period covered by the invoice.

         4.       TRADEMARK  PROTECTION.

                  A. Notice of Infringement. Licensee shall promptly give notice to Licensor of any infringement of the Trademarks in the United States which shall come to Licensee's attention during the term of this Agreement. Licensee agrees, at Licensor's expense, to cooperate with Licensor, when requested, in stopping such infringement, but Licensee shall not take any action against an infringer in its own name or on behalf of Licensor without Licensor's prior written approval.
                  B. Maintenance of Trademarks. Licensor agrees to pay all governmental and legal fees involved in maintaining the continuing validity and enforceability of the Trademarks within the United States, including the maintenance and renewal of all registrations therefor in the United States, provided, however, that Licensor shall determine at its sole option which of the Trademarks shall be renewed. Without limiting the provisions of the preceding sentence, Licensee acknowledges the validity of and Licensor's exclusive ownership of all right, title and interest, in and to the Trademarks and agrees that any use by Licensee of the Trademarks shall inure solely to the benefit of Licensor. Licensee shall not at any time (either during or after the termination of this Agreement) directly or indirectly take any action which might impair the validity of or the rights of Licensor in the Trademarks, but Licensor makes no representation or warranty that the Trademarks are valid or validly registered in the United States or any other country. Licensee shall not at any time during the term of this Agreement use any mark which shall be identical or confusingly similar to any of the Trademarks, except as expressly permitted by this Agreement. The termination of this Agreement shall not affect the obligation of Licensee under this Section 4B.
                  C. Infringement of Other Marks by Licensee. Licensee shall promptly notify Licensor in the event that Licensee shall acquire knowledge of any claim that use of the Trademarks by Licensee infringes the rights of others or of the institution of any action or proceeding against Licensee or otherwise arising out of the use of the Trademarks by Licensee. Licensor and its duly authorized representative shall have the right (but not the obligation), upon written notification to Licensee within sixty (60) days of receipt of Licensee's notification to Licensor of such infringement claim, to take charge of the defense of any such claim, action or proceeding (and of any negotiations for the settlement thereof). If Licensor declines, or fails to respond within sixty (60) days after receipt of notification from Licensee, to defend any such claim, action or proceeding, Licensee may do so. Licensor and Licensee each shall pay their own expenses and retain any costs or damages awarded to each in any such claim, action or proceeding. Licensor shall not make any settlement of any such claim, action or proceeding, brought against Licensee involving a monetary payment by Licensee without the consent in writing of Licensee. Licensor shall not be liable in any event to Licensee in respect of any damages assessed or asserted against Licensee in, or any liability incurred by or imposed upon Licensee in connection with, any such claim, action or proceeding. Licensor and Licensee agree to cooperate with each other in all respects in any such claim, action or proceeding.
                  D. Infringement of the Trademarks. In the event that Licensee shall acquire knowledge of any use by a third party (other than any party known to have a license agreement with Licensor) of the Trademarks, it shall not take any action whatsoever, unless otherwise authorized by Licensor, but shall promptly notify Licensor in writing of such use. Licensor (and its duly authorized representative) shall have the right (but not the obligation) to take whatever action it deems appropriate, including the institution of any action or proceeding against such third party or otherwise, to obtain a discontinuance of such use. Licensor's (or its authorized representative's) right to take such action, however, shall expire if Licensor (or its authorized representative) does not notify Licensee in writing within thirty (30) days of receipt of the aforementioned notice from Licensee of such third party use. If Licensor exercises its right to take such action, Licensor shall pay its own expenses and retain any costs or damages awarded to it therein. If Licensor does not exercise its right to take such action, or such right expires, then Licensee may take whatever action Licensee, in its sole opinion, deems to be necessary and appropriate and Licensor shall reimburse Licensee for all costs, including but not limited to attorneys' fees incurred by Licensee with respect to such action in the form of a credit against fees due or to become due under this Agreement or in such other form as mutually agreed between Licensor and Licensee. Licensee and Licensor agree to cooperate with each other in all respects and to provide each other with all assistance requested by the other with respect to all such actions.
         5. INDEMNIFICATION BY LICENSEE. Licensee shall indemnify, defend and hold Licensor harmless against and from all claims, demands, actions and rights of action that shall or may arise by virtue of anything done or omitted to be done by the Licensee or by any of Licensee's agents, employees or other representatives unless the claim, demand, action or right arises solely from an act or omission of Licensor or any of its agents, employees or other representatives. The rights and obligations of the parties hereto under this
Section 5 shall survive the termination of this Agreement.
         6. TAXES. Licensee Responsible for Payment of Taxes. All payments or reimbursements under this Agreement shall be made without setoff or counterclaim and free and clear of and without deduction for any and all present and future taxes, levies, imposts, duties or any other charges of a similar nature ("Taxes"). Licensee agrees to cause all Taxes imposed in connection with the purchase and sale of the Approved Products to be paid directly to the appropriate governmental authority.
         7.       TERM, TERMINATION AND DEFAULT.
                  A. Term. This Agreement shall continue in effect for a period of one (1) year from the date of this Agreement and, unless terminated as hereinafter provided, shall automatically renew for an additional one-year period on each anniversary date of the date of this Agreement. This Agreement may be terminated by either party upon Thirty (30) days prior written notice of termination. This Agreement may be terminated at any time by written consent of the parties.
                  B. Default and Termination. This Agreement shall terminate at the election of either party to this Agreement if the other party (the "Defaulting Party") shall breach or default in the performance of any of its obligations under this Agreement or any other agreement between Licensor and Licensee, and such breach or default is not cured after notice is given as provided in Section 7C of this Agreement or as provided in such other agreement. Regardless of the foregoing provisions, the Licensor may terminate the Agreement at any time if any of the following circumstances occur:

               (i)      Declaration of bankruptcy by Licensee.

     (ii) Failure of the Licensee to pay royalties  over a term in excess of six
(6) months following the due date.

     (iii) In case of a transfer of rights by Licensee to a third party in violation of Section 11 of this Agreement.

     (iv) In case of any material breach of any provision of this Agreement, or an intentional violation of the Licensor's rights in any Trademarks covered by this Agreement.

C. Notice of Default. If either party desires to terminate this Agreement in the event of a breach or default, such party shall give written notice to the Defaulting Party of the breach or default by the Defaulting Party and allow the Defaulting Party thirty (30) days thereafter within which to cure such breach or default. Failure by either party to terminate this Agreement for any one or more acts or omissions of the Defaulting Party which constitute a breach or default hereunder shall in no way whatsoever be construed as a waiver, express or implied, of that party's right to terminate the Agreement for any other breach or default or for the same breach or default at a later time.

     D. Rights on Termination. Upon termination of this Agreement for any reason, the rights, privileges and obligations of the parties shall be as follows:
     (i) Such termination shall be without prejudice to Licensor's rights to recover royalties or other sums due from Licensee under the terms of this Agreement.

     (ii) Any remedy for any breach or default which has not previously been cured shall be preserved.

     (iii) Licensee shall immediately cease to use the Trademarks for any and all purposes, and thereafter shall not adopt or use any similar trademarks or combinations thereof which so resemble the Trademarks as to be likely to cause confusion or mistake or to deceive, in connection with any products or services.

     E. Survival. Without limiting any other provision of this Agreement, the provisions of this Section 7 shall survive the termination of this Agreement.

         8. SERVICES PERFORMED BY AUTHORIZED REPRESENTATIVE. Notwithstanding anything in this Agreement to the contrary, Licensor may engage the services of an authorized representative to act for and on behalf of Licensor for any part of or all aspects of this Agreement. Accordingly, Licensee agrees to deal with such representative upon written notice from Licensor, which notice shall describe the scope of such representative's responsibilities.

     9. AMENDMENT. This Agreement may be amended only by written amendment executed by an authorized officer or agent of Licensee and Licensor. No approval, permission or consent by either party to this Agreement shall have any effect unless it is made in writing by an authorized representative of such party.

     10. PROHIBITION ON ASSIGNMENT. Nothing in this Agreement shall be deemed to constitute or result in an assignment of the Trademarks to Licensee or the creation of an equitable or any other interest in the Trademarks in Licensee.

         11. TRANSFERABILITY OF RIGHTS. Licensor's rights and obligations under this Agreement shall be freely transferable and such rights and obligations shall inure to the benefit of and be binding upon its respective successors and assigns. Licensee's rights and obligations under this Agreement shall not, without the prior written consent of Licensor, be transferred, sublicensed, assigned or alienated in any manner, except as expressly provided hereunder.

     12. GOVERNING LAW AND JURISDICTION; ARBITRATION. The validity, interpretation and enforceability of this Agreement shall be determined in accordance with the laws of the State of Delaware. All disputes arising from this Agreement shall be finally decided by arbitration consisting of three (3) arbitrators according to the Delaware Arbitration Act, 10 Del. C. ss. 5701, et seq. All legal costs incurred to enforce the terms of this Agreement shall be borne by the party responsible in accordance with the applicable laws and customs.

     13. SEVERABILITY. If any provision or any portion of any provision of this Agreement shall be held to be void or unenforceable, the remaining provisions of this Agreement and the remaining portion of any provision held void or unenforceable in part are to continue in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement to be effective as of the day and year first above written.
[SEAL]                                               LICENSEE:
Attest:                                         GOODY'S FAMILY CLOTHING, INC.


By:___________________________            By:________________________________
     Name:                                      Name:
     Title:                                     Title:


 [SEAL]                                              LICENSOR:
Attest:                                                       SYDOOG, INC.


By:___________________________           By:_________________________________
     Name:                                      Name:
      Title:                                    Title:

                                    EXHIBIT A


                              TO LICENSE AGREEMENT
                               LICENSED TRADEMARKS

Mark                      Registration No.                    Issuance Date

Goody's Family Clothing       1,606,015                        July 10, 1990

Goody's Family Clothing, Inc.
         & Design             1,949,198                       January 16, 1996

                                                        20


                                    EXHIBIT B

                              TO LICENSE AGREEMENT

                            QUALITY CONTROL STANDARDS



                    [See attached Quality Control Standards]

                                  Exhibit 4.1C
                             MASTER SUPPLY AGREEMENT
                                      (GFC)

         This MASTER SUPPLY AGREEMENT (this "Agreement") is made and entered into this 1st day of November, 1996, to be effective as of November 3, 1996, by and between GOODY'S MS, L.P., a Tennessee limited partnership ("Seller") and GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation ("Purchaser").
         WHEREAS, Purchaser operates one or more Goody's Family Clothing retail locations, and in connection therewith, Purchaser desires to purchase on a continuing basis, and Seller desires to sell on a continuing basis, various items of inventory to be offered for sale in such locations, as well as various supplies and other products (hereinafter, collectively, the "Products") that may be used in connection with such retail operations, all as may be selected by Purchaser and communicated to Seller from time to time; and
         WHEREAS, to avoid repetitive negotiations, the parties desire to enter into this Agreement establishing the terms and conditions of purchase and sale which will be applicable to the Products.
         NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the parties hereby agree as follows:
         1.       Scope of Agreement.
                  a. Unless  otherwise agreed in writing by both parties hereto, this Agreement shall apply to all purchase orders, electronic communications, and other purchase documents or communications (hereinafter, collectively, the "Orders") relating to the purchase of Products which may be placed with Seller by or on behalf of Purchaser on and after the effective date of this Agreement. The terms and conditions of this Agreement shall apply to any Order, whether or not this Agreement or its terms and conditions are expressly referred to in the Order.
                  b. Unless  otherwise  agreed in writing by both parties hereto with respect to a specific purchase transaction, no inconsistent or additional term or condition in any Order shall be applicable to a transaction within the scope of this Agreement. Both parties hereto specifically agree that any terms and conditions on any of their purchase or sale documents or other communications utilized as Orders hereunder which are in any way inconsistent with this Agreement shall not be applicable, and the terms of this Agreement shall govern.
         2.       Duration and Termination.
                  a. Unless  earlier  terminated  according to the provisions of paragraph 2.b below, this Agreement shall be in force and effect for a period of one (1) year from the effective date of this Agreement set forth above, and shall thereafter be automatically renewed for successive terms of one (1) year each.
                  b. Either  party  hereto may  terminate  this  Agreement  upon thirty (30) days advance written notice to the other party of such election to terminate; provided, however, that the parties hereto may agree in writing to a shorter or longer notice period.
     c. The termination of this Agreement will not affect any Order which has been communicated and acknowledged prior to the date of termination.

3.       General Terms and Conditions.
                  a.       Orders.
     i. Orders will generally be limited to the Products constituting the saleable inventory, or otherwise utilized in the operations, of Goody's Family Clothing retail locations. Orders may, however, be issued for products handled by Seller which are not so utilized. In such event, the presumption will be that the terms and conditions of this Agreement apply to any such Order unless Seller shall notify Purchaser of its objection to having such product covered under this Agreement.

     ii. Orders may be made in any form, including typewritten, telephonic, electronic and telex. An Order may be unpriced or pre-priced.

     iii. Purchaser shall be entitled to engage one or more other parties to place Orders with Seller on Purchaser's behalf; provided, however, that Seller shall not fulfill any Order placed by any party other than Purchaser unless Purchaser has previously communicated written authorization to Seller to accept Orders from such party. In such event, Purchaser shall remain responsible for payment of any such Order.

     iv. Purchaser shall be entitled to establish dollar limits above which individual unpriced Orders are not to be accepted by Seller without specific approval by a designated officer or representative of Purchaser. Such dollar limits shall be set forth in a writing signed by both parties hereto. In such event, when an unpriced Order exceeds the established dollar limit, not including freight, Seller shall return the Order to Purchaser properly priced within ten (10) days, with an estimated delivery date. Purchaser shall then have the option of either accepting or rejecting the prices and delivery dates set forth by Seller.

     v. Pre-priced Orders, and unpriced Orders whose amount falls below any limit that may be established pursuant to the preceding paragraph 2.b.iv, shall be considered as Orders by Seller, and Seller may accept such Orders and fulfill the same without any further approvals of Purchaser.

                  b.       Acknowledgments.

     i. Within ten (10) days following Seller's receipt of any Order placed by or on behalf of Purchaser, Seller shall respond either by accepting such Order as submitted (subject to the above provisions regarding pricing) or by notifying Purchaser or Purchaser's authorized representative of proposed modifications. When an acknowledgment contains additions or modifications to the Order, the acknowledged Order shall not become effective until Seller is notified electronically or in writing by or on behalf of Purchaser that the proposed additions or modifications are acceptable.

     ii. Seller agrees to make every reasonable effort to meet the delivery dates specified on any Order. Each Order acknowledgment shall contain either Seller's confirmation of the delivery dates as requested by or on behalf of Purchaser, or Seller's own estimated delivery dates.

                  c.       Follow-Up.
     i. Seller agrees to provide follow-up with Seller's distribution facility or its third-party suppliers on each acknowledged Order to ensure that the delivery dates given are met, or that Purchaser is notified of any rescheduling. Such notification of any possible rescheduling shall be provided to Purchaser as soon as possible, and in any event before the confirmed delivery dates contained in the acknowledged Order.

     ii. Seller agrees to give special attention and frequent follow-up on acknowledged Orders designated as "rush," since these represent emergency requirements on the part of Purchaser.

     iii. Purchaser or Purchaser's representative will contact Seller on all "rush" Orders to establish the earliest delivery dates Seller can meet. Seller agrees to give top priority to all "rush" Orders.

                  d.       Shipping and Invoicing.

     i. Seller and Purchaser will mutually agree upon detailed delivery invoicing instructions. Since this Agreement and such delivery and invoicing instructions will not be furnished with each Order, Seller shall undertake all such actions as are reasonably necessary or appropriate to ensure that all of Seller's personnel in charge of fulfilling Purchaser's Orders are aware of such delivery and invoicing instructions. Seller shall be entitled to have Products purchased by Seller hereunder delivered directly from third-party vendors.

     ii. Unless otherwise agreed between Seller and Purchaser with respect to the fulfillment of an Order, ownership, legal title and all risk of loss or damage with respect to Products shipped from Seller's facilities shall pass to Purchaser at the time the Products are placed into transit, F.O.B. Seller's place of shipment.

                  e.       Payment.

     i. Unless otherwise agreed between Purchaser and Seller with respect to an Order, Purchaser or Purchaser's authorized representative shall render to Seller any and all payments required to be made with respect to a filled Order within thirty (30) days following Seller's notice to Purchaser of all charges with respect to the Order. Payments may be made by check, electronically by inter-bank or intra bank transfer, or (where Purchaser and Seller are affiliates) by inter-company transfer.

     ii. Seller may from time to time advise Purchaser of any deposit required to be made by Purchaser prior to or at the time of Seller's acceptance of any Order.

     iii. Unless otherwise agreed between Purchaser and Seller, at any time before, during or after termination of this Agreement, Seller shall have the absolute right to set-off any and all amounts owed to it hereunder by Purchaser, its subsidiaries and affiliates against any and all amounts then owed by Seller to Purchaser.

         4.       Standard Terms and Conditions.

                  a.       Modification and Assignment.

     i. Any modification of this Agreement must be in writing and signed by the authorized representatives of both Purchaser and Seller. Neither this Agreement, nor any of the rights or interests of Purchaser or Seller hereunder may be assigned, transferred or conveyed by operation of law or otherwise without the prior written consent of the other party, except to a parent or subsidiary thereof, or an entity wholly controlled thereby, in which event the party so assigning shall remain obligated and liable to the other party for the full and complete performance of this Agreement by the parent or subsidiary or wholly controlled entity to which this Agreement is assigned.

                  b.       Delays or Non-Delivery.

     i. If after acknowledgment of an Order, Seller finds that the Products cannot be delivered within the time specified in the Order, Seller shall promptly notify Purchaser and advise Purchaser of the revised delivery date. Purchaser shall then have the option of terminating the Order without obligation for payment or of accepting the revised delivery date.

     ii. In the event of delays in delivery due to a cause beyond Seller's reasonable control, including acts of God, acts of Purchaser, acts of civil or military authorities or governmental priorities, strikes, or other labor disturbances, floods, epidemics, war, riot, delay in transportation or transportation problems, the date of delivery shall be extended for a period equal to the time lost by reason of such occurrence, provided, however, Purchaser may, at its option, cancel the acknowledged Order, and any appropriate cancellation charges will be negotiated between the parties.

     c. Taxes. In addition to any price specified in any Order, Purchaser shall pay the gross amount of any present or future sales, use, excise, value-added, or other similar tax, applicable to the purchase sale, or delivery of any Product or its use by Purchaser, unless Purchaser has furnished Seller evidence of exemption acceptable to the taxing authorities.

     d. Applicable Law. All aspects of any Order, this Agreement, and the contract embodied herein including, but not limited to, its essential validity, formation, content, performance or nonperformance, breach, damages, and construction, shall be governed by the laws of the State of Tennessee.

                  e. Entire Agreement. This Agreement constitutes the entire Agreement between the parties hereto and it may not be released, discharged, changed, or modified except by an instrument in writing signed by duly authorized representative of the parties. Any representation, promise, or condition not contained herein shall not be binding upon Seller nor Purchaser. Acceptance of this Agreement is expressly limited to the terms hereof and, in the event of any conflict, the terms and conditions of this Agreement shall take precedence over any terms or conditions appearing in any Order placed by or on behalf of Purchaser with Seller.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement by authorized representatives as of the date first set forth above.

                                                          SELLER:

                                                   GOODY'S MS, L.P.

                                                  By:   TREBOR of TN, Inc.
                                                        General Partner

                                                     By:___________________
                                                          Harry M. Call
                                                          President

                                                 PURCHASER:
                                                 GOODY'S FAMILY CLOTHING, INC.

                                         By:________________________________
                                                     Harry M. Call
                                                     President

                                  Exhibit 4.1E

                              TAX SHARING AGREEMENT


         This Tax Sharing Agreement (this "Agreement") is made as of the 31st day of October, 1996 by and between SYDOOG, Inc., a Delaware corporation ("Subsidiary"), with its only place of business at 913 Market Street, Suite 817, Wilmington, Delaware 19801, and Goody's Family Clothing, Inc., a Tennessee corporation ("Parent"), with its principal place of business at 400 Goody's Lane, P.O. Box 22000, Knoxville, Tennessee 37933.
                                   BACKGROUND
         The background of this Agreement is as follows:
                  A. Subsidiary is a member of an "affiliated group", as defined in ss. 1504 of the Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder (the "Code"), of which Parent is the common parent corporation.

     B. Parent and Subsidiary desire that Subsidiary be included in the consolidated Federal income tax return of Parent.

                  C. A purpose of this Agreement is to set forth the obligations to be fulfilled by Subsidiary under the consolidated reporting rules of the Code, as directed by Parent, including without limitation the provisions of Treas. Regs. ss. 1.1502-33(d)(2) and ss. 1.1552-1(b)(2), and to provide for payment by Subsidiary to Parent of all such tax liability properly allocated to Subsidiary. An additional purpose of this Agreement is to set forth the obligation of Subsidiary to bear the full burden of its state tax liability, if any, to the extent that Parent is required to pay state taxes based on Subsidiary's income.


                                    AGREEMENT

                  For valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:
                  1. This Agreement is to be effective beginning with the tax year ending the Saturday nearest to the last day of January 1997, or February 1, 1997. The term of this Agreement shall continue until terminated in accordance with the terms hereof.
     2. Subsidiary agrees to comply with all requests of Parent in connection with this Agreement and pursuant to the consolidated reporting requirements of the Code.
                  3. Subsidiary agrees to execute or cause the execution of any further documentation, including returns or elections, necessary or appropriate in connection with or pursuant to the terms of this Agreement.
                  4. Subsidiary agrees to pay to Parent within 45 days of receipt of written request therefor all amounts sufficient to pay for Subsidiary's allocable share of federal income tax liabilities as calculated pursuant to Treas. Reg. ss.1.1552-1(a), under such method consistent therewith as adopted by Parent from time to time, including, without limitation, amounts satisfying quarterly estimated tax liabilities, as well as annual tax liabilities.
                  5. Any federal income tax liability of Subsidiary which arises by reason of the provisions of this Agreement will be reported by Subsidiary in accordance with generally accepted accounting principles.
                  6. If adjustments are made to a consolidated federal income tax return in which Parent and Subsidiary are included that result in a final deficiency or overpayment that would have required a larger or smaller payment by Subsidiary to Parent, or by Parent to Subsidiary, if made on the original return in accordance with the method of computations described herein, Parent shall pay to Subsidiary or Subsidiary shall pay to Parent within 45 days of receipt of written request therefor, an appropriate amount to reflect such deficiency or overpayment, as the case may be.
                  7. If Parent is found liable to pay any state corporate tax with respect to income earned by Subsidiary, Subsidiary agrees to pay to Parent the entire amount of such state corporate tax liability within 45 days of written request therefor, under such method as shall be adopted by Parent and Subsidiary from time to time.
                  8. This Agreement shall be applicable only with respect to periods for which Subsidiary and Parent are members of the same affiliated group filing a consolidated federal income tax return. No adjustments shall be made with respect to periods for which either Subsidiary or Parent filed or files a separate return or is a member of another affiliated group filing a consolidated return.
                  9. This Agreement may be terminated by mutual written agreement, or if either party ceases to be a member of the same affiliated group, or if the affiliated group to which Parent and Subsidiary belong elects not to file a consolidated federal return for any taxable year. However, notwithstanding termination, this Agreement shall continue to be effective with respect to any period during the tax year in which termination occurred for which the income of Subsidiary is includable in such consolidated return. Notwithstanding any such termination, if upon audit by the Internal Revenue Service of the consolidated return for a period during which Subsidiary and Parent were members of an affiliated group, or as a result of any final administrative or judicial proceedings for any such period, there is any adjustment to federal taxable income, special deductions or credits, then such resulting change in the affiliated group's consolidated return will be allocated to Subsidiary in accordance with the provisions of this Agreement.
     This Agreement may not be assigned by either party without the prior written consent of the other.




                  The parties hereto have executed this Agreement as of the date set forth above.

                                                        SYDOOG, INC.



                                                   By:
                                                        Name:
                                                        Title:



                                                GOODY'S FAMILY CLOTHING, INC.



                                                   By:
                                                        Name:
                                                        Title:

                                 Exhibit 6.1.1.A










                                October 31, 1996



First Tennessee Bank National Association

First American National Bank

AmSouth Bank of Alabama

SouthTrust Bank of Alabama, N.A.

First Union National Bank of Tennessee

Wachovia Bank of Georgia, N.A.


         Re:      $100,000,000 Credit Facility for Goody s Family Clothing, Inc.

Ladies and Gentlemen:

We have acted as special counsel to Goody s Family Clothing, Inc., a Tennessee corporation ("GFC"), Goody's MS, L.P., a Tennessee limited partnership ("Goody's MS"), Goody's IN, L.P., a Tennessee limited partnership ("Goody's IN") (GFC, Goody's MS, and Goody's IN are sometimes referred to herein as the "Borrowers"), SYDOOG, INC., a Delaware corporation ("SYDOOG"), TREBOR of TN, Inc., a Tennessee corporation ("TREBOR") and GOFAMCLO, Inc., a Delaware corporation ("GOFAMCLO") (SYDOOG, TREBOR and GOFAMCLO are sometimes referred to herein as the "Guarantors"), in connection with the execution and delivery of the Amended and Restated Credit Agreement dated as of October 31, 1996, by and among the Borrowers, the Guarantors, First Tennessee Bank National Association, First American National Bank, AmSouth Bank of Alabama, SouthTrust Bank of Alabama, N.A., First Union National Bank of Tennessee and Wachovia Bank of Georgia, N. A (the Lenders ), and First Tennessee Bank National Association as Administrative Agent (the Credit Agreement ). We have been requested by the Borrowers and the Guarantors to render this opinion pursuant to Section 6.1.1 of the Credit Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement, as the context may require.

In connection with this opinion, we have reviewed, among other things, the following agreements and instruments (individually a Transaction Document and individually and collectively the Transaction Documents ):

         1.       the Credit Agreement;

         2.       the Notes delivered pursuant to the Credit Agreement; and

         3.       the Pledge Agreement.

We have also reviewed such corporate and partnership documents and records of the Borrowers and the Guarantors, such certificates of public officials, and such other matters as we have deemed necessary or appropriate for purposes of this opinion.

As to various issues of fact, we have relied upon the representations and warranties of the Borrowers and the Guarantors contained in the Transaction Documents and upon statements and certificates of officers of the Borrowers and the Guarantors, without independent verification or investigation. For purposes of the opinions on the good standing of the Borrowers and TREBOR, we have relied solely upon good standing certificates of recent date from the Secretary of State of Tennessee, copies of which have been delivered to the Administrative Agent. For puposes of the opinions on the good standing of, corporate power and authority of, execution and delivery, and authorization of the Transaction Documents by, SYDOOG and GOFAMCLO, we have relied solely upon the opinion of Stewart & Associates, a copy of which is attached hereto.

We have assumed, regarding documents executed by parties other than the Borrowers and the Guarantors, that such documents are the valid and binding obligations of, and enforceable against, such other parties. We have also assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures (other than signatures on behalf of the Borrowers and the Guarantors), the conformity to authentic original documents of all documents submitted to us as certified, conformed or photostatic copies, and the legal capacity of all natural persons.

Based on the foregoing, and subject to the assumptions, limitations and qualifications set forth herein, we are of the opinion that:

1. Each of GFC and TREBOR is a corporation duly organized and validly existing and in good standing under the laws of the State of Tennessee; has the requisite corporate power and corporate authority under Tennessee law to own, lease, license and use its properties and carry on its business as presently conducted; and has the requisite corporate power and corporate authority to enter into and perform its obligations under each of the Transaction Documents.

2. Each of Goody's MS and Goody's IN is a limited partnership duly organized and validly existing and in good standing under the laws of the State of Tennessee; has the requisite power and authority under Tennessee law to own, lease, license and use its properties and carry on its business as presently conducted; and has the requisite power and authority to enter into and perform its obligations under each of the Transaction Documents.

3. Each of SYDOOG and GOFAMCLO is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware; has the requisite corporate power and corporate authority under Delaware law to own, lease, license and use its properties and carry on its business as presently conducted; and has the requisite corporate power and corporate authority to enter into and perform its obligations under each of the Transaction Documents.

4. The execution and delivery by the Borrowers and the Guarantors of, and the performance by the Borrowers and the Guarantors of their obligations under, the Transaction Documents to which each is a party have been duly authorized by all necessary corporate action on the part of the Borrowers and the Guarantors. Each such Transaction Document has been duly executed and delivered by the Borrowers and the Guarantors.

     5. Each Transaction Document to which a Borrower or Guarantor is a party is a valid and binding obligation of such Borrower or the Guarantor, enforceable against such Borrower and Guarantor in accordance with its terms, subject to (a) the effect of bankruptcy, insolvency, reorganization, receivership, arrangement, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting the rights of creditors, and (b) the application of general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief and other equitable remedies), regardless of whether considered in a proceeding at law or in equity.

     6. The execution and delivery by each of the Borrowers and the Guarantors of the Transaction Documents and the performance of its obligations thereunder do not (a) contravene the charter or articles of incorporation, as applicable, or bylaws of GFC, TREBOR, SYDOOG or GOFAMCLO or the limited partnership agreement of Goody's MS or Goody's IN or any judgment, order or decree of any court or arbitrator known to us specifically directed to the Borrowers or the Guarantors or their property, or (b) constitute a default under or breach of the terms or, or an event that with the lapse of time or the giving of notice or both would constitute a default under or a breach of the terms of, or require any consent (that has not been obtained) of any person under the terms of, or result in the creation or imposition of (or the obligation to create or impose) a Lien upon any property of the Borrowers or the Guarantors under, any Material Contract identified on Schedule 7.26 to the Credit Agreement.

         The opinion of Stewart & Associates as counsel to SYDOOG and GOFAMCLO attached hereto includes a qualification or limitation as to clause
         (ii) of Article Tenth of the Certificates of Incorporation of each of SYDOOG and GOFAMCLO. In our opinion, if presented with the issue, a Tennessee court of proper jurisdiction should hold that the execution and performance of their obligations under the Credit Agreement, in and of themselves, do not subject SYDOOG and GOFAMCLO to tax in Tennessee.

7. To the best of our knowledge, no approval, order, consent, license, authorization or other action by or filing with any federal or Tennessee governmental authority, commission, agency or board is required for the execution and delivery by the Borrowers or the Guarantors of the Transaction Documents to which it is a party or the consummation by the Borrowers or the Guarantors of the transactions that are the subject of the Transaction Documents.

8. None of the Borrowers or the Guarantors is an investment company or a company controlled by an investment company within the meaning of the Investment Company Act of 1940, as amended.

9. None of the Borrowers or the Guarantors is a holding company , or a subsidiary company of a holding company , or an affiliate of a holding company or of a subsidiary company of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     10. Assuming that (a) the Transaction Documents are executed and delivered to the Administrative Agent in the State of Tennessee, (b) the subject Loans will be disbursed and repaid in the State of Tennessee, (c) the Administrative Agent has its principal place of business in the State of Tennessee, and (d) as to GFC and Goody's MS, such parties own or lease property and conduct business in the State of Tennessee, and as to Goody's IN, SYDOOG, TREBOR and GOFAMCLO, that this transaction otherwise bears a reasonable relationship to the State of Tennessee, a Tennessee court of proper jurisdiction applying applicable Tennessee choice of law principles should enforce the choice of law provisions contained in the Transaction Documents that expressly provide that the terms and provisions thereof (including, without limitation, those provisions subject to usury limitations) will be governed by and construed in accordance with the laws of the State of Tennessee.

11. To our knowledge, and except as set forth on Schedule 7.6 to the Credit Agreement, there is no litigation or other legal proceeding pending before any court, governmental agency or arbitrator, or overtly threatened in writing, against any of the Borrowers or the Guarantors or any of their properties, that seeks to affect the enforceability of any Transaction Document or that if adversely determined could affect the ability of such Borrower or Guarantor to perform its obligations under any Transaction Document.

The opinions expressed herein are qualified and limited as follows:

     a. Our opinion in numbered Paragraph 5 is subject to the further qualification that certain waivers, procedures, remedies and other provisions of the Transaction Documents may be unenforceable under or limited by applicable law; however, the inclusion of such waivers, procedures, remedies and other provisions does not render the Transaction Documents invalid as a whole and, subject to the other qualifications and limitations set forth herein, there exist, in the Transaction Documents or pursuant to applicable law, legally adequate remedies for the practical realization of the principal benefits reasonably intended to be provided by the Transaction Documents, subject to the consequences of any delay that may result from limitations imposed by applicable law;

     b. We express no opinion herein as to compliance, or the effect of any noncompliance, with applicable laws governing interest and usury, except as specifically set forth in numbered Paragraph 10 above;

c. We express no opinion herein as to provisions of the Transaction Documents releasing a party from, or indemnifying a party against, liability for its own wrongful or negligent acts and/or waiving defenses arising as a result of such acts which provisions may be unenforceable if such release, indemnification or waiver contained therein is contrary to law or the public policy underlying such law;

     d. We express no opinion regarding the application of federal or state tax laws or securities laws to the transactions contemplated in the Transaction Documents;

e. We express no opinion as to the effect of or the compliance by the Lenders, the Agent or the Issuing Bank with any state or federal laws that are applicable to this transaction because of the nature of the business or capacity of the Lenders, the Agent or the Issuing Bank;

     f. We express no opinion as to the effect of the constitutional exercise of sovereign police powers of the United States and other governmental bodies;

     g. We express no opinion as to the enforceability of any waiver of trial by jury, or agreement for acceptance of process by mail;

     h. We express no opinion as to the enforceability of any waiver of rights afforded under Tennessee Code Annotated, Section 47-12-101, et seq.;

i. We express no opinion as to the enforceability of any provision specifying that provisions of the Transaction Documents may only be waived in writing, to the extent that an oral agreement or an implied agreement by trade practice or course of dealing or course of performance has been created;

     j. We express no opinion as to the enforceability of any appointment of an attorney in fact; and

k.       We express no opinion as to the effect of laws  governing and affording
         judicial   discretion   regarding  the  determination  of  damages  and
         entitlement to attorneys fees and other costs.

We express no opinion herein other than as to the law of the State of Tennessee and the federal law of the United States of America. We do not purport to be experts in matters of law of jurisdictions other than the State of Tennessee and the federal law of the United States of America.

Our opinions are rendered as of the date hereof and we assume no obligation to advise you of changes in law or fact (or the effect thereof on the opinions expressed herein) that hereafter may come to our attention.

As used herein, known to us, to our knowledge and any similar phrase refers solely to the current, actual knowledge, acquired during the course of the representation described in the introductory paragraph of this letter, of those attorneys in this firm who have rendered legal services in connection with such representation (excluding any lawyers whose involvement has been limited to reviewing this opinion as part of our firm s opinion review procedure). We are not general counsel to the Borrower. We presently represent the Borrower only in connection with this matter and certain other specific matters as to which we have been consulted by the Borrower.

The opinions expressed herein represent our best legal judgment and are based upon the facts and assumptions set forth herein and upon existing Tennessee law and currently applicable Tennessee rules, regulations and court decisions, which are subject to change either prospectively or retrospectively. Our opinions are in no way binding on any jurisdiction, court, government or agency. Our opinions are limited to the matters expressly stated herein, and no opinion is to be inferred or may be implied beyond the matters expressly stated.

This opinion is rendered solely for the benefit of the addressees (including any Persons who may subsequently become Lenders, participants of any Lender, any successors to the Administrative Agent or Issuing Bank and their respective counsel) in connection with the above-referenced transactions, and may not be delivered or quoted to any other person (other than to any regulatory agency having jurisdiction over any Lender or any participant or any prospective Lender or participant) or relied upon for any other purpose without our prior written consent.

                                                          Very truly yours,

                                                      WOOLF, MCCLANE, BRIGHT,
                                                      ALLEN & CARPENTER, PLLC



                                            By:_____________________________
                                                      Dennis R. McClane

                                  Exhibit 6.11B







                             As of October 31, 1996

Woolf, McClane, Bright, Allen
   & Carpenter, PLLC
900 Riverview Tower
900 South Gay Street
Knoxville, Tennessee  37902-1810

         Re:      $100,000,000 Credit Facility for Goody's Family Clothing, Inc.

Ladies and Gentlemen:

         We have acted as special counsel to SYDOOG, Inc., a Delaware corporation ("SYDOOG") and GOFAMCLO, Inc., a Delaware corporation ("GOFAMCLO") in connection with the execution and delivery of the Amended and Restated Credit Agreement (the "Credit Agreement") dated as of October 31, 1996 by and among Goody's Family Clothing, Inc., a Tennessee corporation ("GFC"), Goody's MS, L.P., a Tennessee limited partnership ("Goody's MS") and Goody's IN, L.P., a Tennessee limited partnership ("Goody's IN"), as Borrowers (GFC, Goody's MS, and Goody's IN are hereinafter collectively referred to as the "Borrowers"), SYDOOG, GOFAMCLO and TREBOR of TN, Inc., a Tennessee corporation ("TREBOR"), as Guarantors (SYDOOG, GOFAMCLO and TREBOR are hereinafter collectively referred to as the "Guarantors"), First Tennessee Bank National Association, First American National Bank, AmSouth Bank of Alabama, SouthTrust Bank of Alabama, N.A., First Union National Bank of Tennessee and Wachovia Bank of Georgia, N.A., as Lenders (hereinafter collectively referred to as the "Lenders"), and First Tennessee Bank National Association, as administrative agent for the Lenders (the "Administrative Agent"). We have been requested by SYDOOG and GOFAMCLO to render this opinion pursuant to Section 6.1.1 of the Credit Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement, as the context may require.

         In connection with this opinion, we have reviewed, among other things, unexecuted drafts the following agreements and instruments (each a "Transaction Document" and collectively the "Transaction Documents"):

         1.       the Credit Agreement (without Exhibits and Schedules); and

         2.       the Notes delivered pursuant to the Credit Agreement.

         We also have reviewed such corporate documents and records of SYDOOG and GOFAMCLO, such certificates of public officials, and such other matters as we have deemed necessary or appropriate for purposes of this opinion.

         As to various issues of fact, we have relied upon the representations and warranties of SYDOOG and GOFAMCLO contained in the Transaction Documents and upon statements and certificates of officers of SYDOOG and GOFAMCLO, without independent verification or investigation. For purposes of the opinions on the good standing of SYDOOG and GOFAMCLO, we have relied solely upon a good standing certificate of recent date from the Secretary of State of Delaware, a copy of which has been delivered to you.

         We have assumed, regarding documents executed by parties other than SYDOOG and GOFAMCLO, that such documents are the valid and binding obligations of, and enforceable against, such other parties. We have also assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures (other than signatures on behalf of SYDOOG and GOFAMCLO), the conformity to authentic original documents of all documents submitted to us as certified, conformed, photostatic or unexecuted draft copies, and the legal capacity of all natural persons.

         Based on the foregoing, and subject to the assumptions, limitations and qualifications set forth herein, we are of the opinion that:

         1. Each of SYDOOG and GOFAMCLO: (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has the requisite corporate power and corporate authority under Delaware law to own, lease, license and use its properties and to carry on its business as presently conducted and (iii) has the requisite corporate power and corporate authority to enter into and perform its obligations under the Credit Agreement.

         2. The execution and delivery by SYDOOG and GOFAMCLO of, and the performance by SYDOOG and GOFAMCLO of their respective obligations under, the Credit Agreement have been duly authorized by all necessary corporate action on the part of SYDOOG and GOFAMCLO. The Credit Agreement has been duly executed and delivered by each SYDOOG and GOFAMCLO.

         3. The execution and delivery by SYDOOG and GOFAMCLO of the Credit Agreement and the performance of their respective obligations thereunder do not contravene the Certificate of Incorporation or bylaws of SYDOOG and GOFAMCLO, respectively.

         The opinions expressed herein are qualified and limited as follows:

         (a) We express no opinion herein other than as to the law of the State of Delaware. We do not purport to be experts in matters of laws of jurisdictions other than the State of Delaware.

         (b) Our opinions are rendered as of the date hereof, and we assume no obligation to advise you of changes in law or fact (or the effect thereof on the opinions expressed herein) that hereafter may come to our attention.

         (c) The opinions expressed herein represent our best legal judgment and are based upon the facts and assumptions set forth herein and upon existing Delaware law and currently applicable Delaware rules, regulations and court decisions, which are subject to change either prospectively or retrospectively. Our opinions are in no way binding on any jurisdiction, court, government or agency. Our opinions are limited to the matters expressly stated herein, and no opinion is to be inferred or may be implied beyond the matters expressly stated.

         (d) We call your attention to Article Tenth of the Certificate of Incorporation for both SYDOOG and GOFAMCLO, which provides as follows:

                  The corporation shall have no power and may not be authorized by its stockholders or directors (i) to perform or omit to do any act that would prevent or inhibit the corporation from qualifying, or cause the corporation to lose its status, as a corporation exempt from the Delaware Corporation Income Tax under Section 1902(b)(8) of Title 30 of the Delaware Code, or under the corresponding provision of any subsequent law, or (ii) to conduct any activities outside of Delaware which could result in the corporation being subject to tax outside of Delaware.

We express no opinion herein with respect to clause (ii), since the scope of the foregoing opinions is limited to matters of Delaware law.

         This opinion letter is rendered solely for your benefit in rendering your opinion to the Lenders and the Administrative Agent as counsel to the Borrowers and the Guarantors in connection with the transactions described herein and may be relied upon by the addressees thereof (including any Persons who may subsequently become Lenders, participants of any Lender, any successors to the Administrative Agent or Issuing Bank and their respective counsel) in connection with the above-referenced transactions, and may not be delivered or quoted to any other person (other than to any regulatory agency having jurisdiction over any Lender or any participant or any prospective Lender or participant) or relied upon for any other purpose without our prior written consent.

 any Lender or any participant or any prospective Lender or participant) or relied upon for any other purpose without our prior written consent.


                                                     Very truly yours,

                                                    STEWART & ASSOCIATES,
                                         A Professional Law Association


                                         By: ______________________
                                             Gordon W. Stewart
                                             President

                      AMENDED AND RESTATED PROMISSORY NOTE


$17,500,000            Knoxville, Tennessee                November 1, 1996


     FOR VALUE RECEIVED, on or before the Termination Date, as defined in the hereinafter described Credit Agreement, the undersigned, GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation ("Maker"), promises to pay to the order of FIRST UNION NATIONAL BANK OF TENNESSEE ("Payee"; Payee, and any subsequent holder[s] hereof, being hereinafter referred to collectively as "Holder"), the principal sum of SEVENTEEN MILLION FIVE HUNDRED THOUSAND AND 00/100THS DOLLARS ($17,500,000.00) or, if less, the aggregate unpaid principal amount of all Loans advanced here against pursuant to that certain Amended and Restated Credit Agreement dated November 1, 1996, by and among Maker, First Tennessee Bank National Association, a national banking association, as Administrative Agent, and the Lenders party thereto, as amended by that certain Amendment Agreement of even date herewith (together with any amendments thereto and/or modifications thereof, herein referred to as the "Credit Agreement"; capitalized terms used but not otherwise defined herein shall have the same meanings as in the Credit Agreement), together with interest on the unpaid principal balance of the Loans evidenced hereby at the rate(s) specified in the Credit Agreement; provided that in no event shall the interest and loan charges payable in respect of the indebtedness evidenced hereby exceed the maximum amounts from time to time allowed to be collected under applicable law.

         Principal and interest payable in respect of the indebtedness evidenced by this Note shall be due and payable at the times and in the manner specified in the Credit Agreement.

         Holder hereby is authorized to record and endorse the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on a schedule annexed to and constituting a part of this Note, which recordation and endorsement shall constitute prima facie evidence of the respective Loans made by Holder to Maker and payments made by Maker to Holder, absent manifest error; provided, however, that (a) Holder's failure to make any such recordation or endorsement shall not in any way limit or otherwise affect the obligations of Maker or the rights and remedies of Holder under this Note or the Credit Agreement and (b) payments to Holder of the principal of and interest on the Loans evidenced hereby shall not be affected by the failure to make any such recordation or endorsement thereof. In lieu of making recordation or endorsement, Holder hereby is authorized, at its option, to record the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on its books and records in accordance with its usual and customary practice, which recordation shall constitute prima facie evidence of the Loans made by Holder to Maker and payments in respect thereof made by Maker to Holder, absent manifest error.
         Upon the occurrence of an Event of Default, the entire outstanding principal balance of the indebtedness evidenced hereby, together with all accrued and unpaid interest thereon, may be declared, and immediately shall become, due and payable in full, all as provided in the Credit Agreement, subject to applicable notice and cure provisions in the said Credit Agreement.

         Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto, except as provided in the Credit Agreement.

         This Note is one of the "Notes" in the aggregate principal amount of $100,000,000 issued by Maker pursuant to the Credit Agreement, and this Note is entitled to the benefits of the Credit Agreement and the other Loan Documents.

         It is the intention of Maker and Holder to conform strictly to all laws applicable to the Holder that govern or limit the interest and loan charges that may be charged in respect of the indebtedness evidenced hereby. Anything in this Note, the Credit Agreement or any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Loans or the Letters of Credit, acceleration of the maturity of the unpaid balance of any of the Obligations or otherwise, shall the interest and loan charges agreed to be paid to any of the Lenders for the use of the money advanced or to be advanced under the Credit Agreement exceed the maximum amounts collectible pursuant to applicable law. Pursuant to the Credit Agreement, Maker and the Lenders have agreed that:

                  (a) if for any reason whatsoever the interest or loan charges paid or contracted to be paid by Maker to any of the Lenders in respect of the Loans shall exceed the maximum amount collectible under the law applicable to such Lender, then, in that event, and notwithstanding anything to the contrary in the Credit Agreement, the Notes or any other Loan Document (i) the aggregate of all consideration that constitutes interest or loan charges under the law applicable to such Lender that is contracted for, taken, reserved, charged or received under the Credit Agreement, the Notes or any other Loan Document or otherwise in connection with the Obligations under no circumstances shall exceed the maximum amounts allowed by such applicable law, and any excess paid to any Lender shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount outstanding under the Credit Agreement, the Notes and the other Loan Documents has been or thereby would be paid in full, refunded to Maker), and (ii) in the event that the maturity of any or all of the Obligations is accelerated by reason of an election of the Lenders resulting from any Default under the Credit Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest or loan charges under the law applicable to any Lender may never include more than the maximum amounts allowed by the law applicable to such Lender, and any excess interest or loan charges provided for in the Credit Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount of the Obligations has been or thereby would be paid in full, refunded by such Lender to Maker);

                  (b) all sums paid or agreed to be paid to the Lenders for the use, forbearance or detention of sums due under the Credit Agreement shall, to the extent permitted by applicable law, be prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest and loan charges on account of the Obligations will not exceed any applicable legal limitation; and

                  (c) the right to accelerate the maturity of the Obligations does not include the right to accelerate the maturity of any interest or loan charges not otherwise accrued on the date of such acceleration, and the Lenders do not intend to charge or collect any unearned interest or loan charges in the event of any such acceleration.

         This Note has been negotiated, executed and delivered in the State of Tennessee, and is intended as a contract under and shall be construed and enforceable in accordance with the laws of said state, without reference to the conflicts or choice of law principles thereof, except to the extent that Federal law may be applicable to determining the maximum amount of interest that may be charged by Holder in respect of the indebtedness evidenced hereby.

         This Note amends and restates that certain Amended and Restated Promissory Note of Maker in favor of Payee dated May 20, 1996 in its entirety.

         IN WITNESS WHEREOF, the undersigned Maker has caused this Note to be executed by its duly authorized officers as of the date first above written.


                                            MAKER:

                          GOODY'S FAMILY CLOTHING, INC.



By:

                                            Title:


                                            Attest:

                                            Title:


1017890.02

                      AMENDED AND RESTATED PROMISSORY NOTE


$12,500,000     Knoxville, Tennessee                       November 1, 1996


         FOR VALUE RECEIVED, on or before the Termination Date, as defined in the hereinafter described Credit Agreement, the undersigned, GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation ("Maker"), promises to pay to the order of WACHOVIA BANK OF GEORGIA, N.A. ("Payee"; Payee, and any subsequent holder[s] hereof, being hereinafter referred to collectively as "Holder"), the principal sum of TWELVE MILLION FIVE HUNDRED THOUSAND AND 00/100THS DOLLARS ($12,500,000.00) or, if less, the aggregate unpaid principal amount of all Loans advanced here against pursuant to that certain Amended and Restated Credit Agreement dated November 1, 1996, by and among Maker, First Tennessee Bank National Association, a national banking association, as Administrative Agent, and the Lenders party thereto, as amended by that certain Amendment Agreement of even date herewith (together with any amendments thereto and/or modifications thereof, herein referred to as the "Credit Agreement"; capitalized terms used but not otherwise defined herein shall have the same meanings as in the Credit Agreement), together with interest on the unpaid principal balance of the Loans evidenced hereby at the rate(s) specified in the Credit Agreement; provided that in no event shall the interest and loan charges payable in respect of the indebtedness evidenced hereby exceed the maximum amounts from time to time allowed to be collected under applicable law.

         Principal and interest payable in respect of the indebtedness evidenced by this Note shall be due and payable at the times and in the manner specified in the Credit Agreement.

         Holder hereby is authorized to record and endorse the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on a schedule annexed to and constituting a part of this Note, which recordation and endorsement shall constitute prima facie evidence of the respective Loans made by Holder to Maker and payments made by Maker to Holder, absent manifest error; provided, however, that (a) Holder's failure to make any such recordation or endorsement shall not in any way limit or otherwise affect the obligations of Maker or the rights and remedies of Holder under this Note or the Credit Agreement and (b) payments to Holder of the principal of and interest on the Loans evidenced hereby shall not be affected by the failure to make any such recordation or endorsement thereof. In lieu of making recordation or endorsement, Holder hereby is authorized, at its option, to record the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on its books and records in accordance with its usual and customary practice, which recordation shall constitute prima facie evidence of the Loans made by Holder to Maker and payments in respect thereof made by Maker to Holder, absent manifest error.
         Upon the occurrence of an Event of Default, the entire outstanding principal balance of the indebtedness evidenced hereby, together with all accrued and unpaid interest thereon, may be declared, and immediately shall become, due and payable in full, all as provided in the Credit Agreement, subject to applicable notice and cure provisions in the said Credit Agreement.

         Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto, except as provided in the Credit Agreement.

         This Note is one of the "Notes" in the aggregate principal amount of $100,000,000 issued by Maker pursuant to the Credit Agreement, and this Note is entitled to the benefits of the Credit Agreement and the other Loan Documents.

         It is the intention of Maker and Holder to conform strictly to all laws applicable to the Holder that govern or limit the interest and loan charges that may be charged in respect of the indebtedness evidenced hereby. Anything in this Note, the Credit Agreement or any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Loans or the Letters of Credit, acceleration of the maturity of the unpaid balance of any of the Obligations or otherwise, shall the interest and loan charges agreed to be paid to any of the Lenders for the use of the money advanced or to be advanced under the Credit Agreement exceed the maximum amounts collectible pursuant to applicable law. Pursuant to the Credit Agreement, Maker and the Lenders have agreed that:

                  (a) if for any reason whatsoever the interest or loan charges paid or contracted to be paid by Maker to any of the Lenders in respect of the Loans shall exceed the maximum amount collectible under the law applicable to such Lender, then, in that event, and notwithstanding anything to the contrary in the Credit Agreement, the Notes or any other Loan Document (i) the aggregate of all consideration that constitutes interest or loan charges under the law applicable to such Lender that is contracted for, taken, reserved, charged or received under the Credit Agreement, the Notes or any other Loan Document or otherwise in connection with the Obligations under no circumstances shall exceed the maximum amounts allowed by such applicable law, and any excess paid to any Lender shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount outstanding under the Credit Agreement, the Notes and the other Loan Documents has been or thereby would be paid in full, refunded to Maker), and (ii) in the event that the maturity of any or all of the Obligations is accelerated by reason of an election of the Lenders resulting from any Default under the Credit Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest or loan charges under the law applicable to any Lender may never include more than the maximum amounts allowed by the law applicable to such Lender, and any excess interest or loan charges provided for in the Credit Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount of the Obligations has been or thereby would be paid in full, refunded by such Lender to Maker);

                  (b) all sums paid or agreed to be paid to the Lenders for the use, forbearance or detention of sums due under the Credit Agreement shall, to the extent permitted by applicable law, be prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest and loan charges on account of the Obligations will not exceed any applicable legal limitation; and

                  (c) the right to accelerate the maturity of the Obligations does not include the right to accelerate the maturity of any interest or loan charges not otherwise accrued on the date of such acceleration, and the Lenders do not intend to charge or collect any unearned interest or loan charges in the event of any such acceleration.

         This Note has been negotiated, executed and delivered in the State of Tennessee, and is intended as a contract under and shall be construed and enforceable in accordance with the laws of said state, without reference to the conflicts or choice of law principles thereof, except to the extent that Federal law may be applicable to determining the maximum amount of interest that may be charged by Holder in respect of the indebtedness evidenced hereby.

         This Note amends and restates that certain Amended and Restated Promissory Note in favor of Maker dated May 20, 1996 in its entirety.

         IN WITNESS WHEREOF, the undersigned Maker has caused this Note to be executed by its duly authorized officers as of the date first above written.


                                            MAKER:

                          GOODY'S FAMILY CLOTHING, INC.


                                            By:

                                            Title:


                                            Attest:

                                            Title:

1017891.02

                      AMENDED AND RESTATED PROMISSORY NOTE


$20,000,000       Knoxville, Tennessee                        October 31, 1996


         FOR VALUE RECEIVED, on or before the Termination Date, as defined in the hereinafter described Credit Agreement, the undersigned, GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation ("Maker"), promises to pay to the order of FIRST TENNESSEE BANK NATIONAL ASSOCIATION ("Payee"; Payee, and any subsequent holder[s] hereof, being hereinafter referred to collectively as "Holder"), the principal sum of TWENTY MILLION AND 00/100THS DOLLARS ($20,000,000.00) or, if less, the aggregate unpaid principal amount of all Loans advanced here against pursuant to that certain Amended and Restated Credit Agreement dated October 31, 1996, by and among Maker, First Tennessee Bank National Association, a national banking association, as Administrative Agent, and the Lenders party thereto, as amended by that certain Amendment Agreement of even date herewith (together with any amendments thereto and/or modifications thereof, herein referred to as the "Credit Agreement"; capitalized terms used but not otherwise defined herein shall have the same meanings as in the Credit Agreement), together with interest on the unpaid principal balance of the Loans evidenced hereby at the rate(s) specified in the Credit Agreement; provided that in no event shall the interest and loan charges payable in respect of the indebtedness evidenced hereby exceed the maximum amounts from time to time allowed to be collected under applicable law.

         Principal and interest payable in respect of the indebtedness evidenced by this Note shall be due and payable at the times and in the manner specified in the Credit Agreement.

         Holder hereby is authorized to record and endorse the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on a schedule annexed to and constituting a part of this Note, which recordation and endorsement shall constitute prima facie evidence of the respective Loans made by Holder to Maker and payments made by Maker to Holder, absent manifest error; provided, however, that (a) Holder's failure to make any such recordation or endorsement shall not in any way limit or otherwise affect the obligations of Maker or the rights and remedies of Holder under this Note or the Credit Agreement and (b) payments to Holder of the principal of and interest on the Loans evidenced hereby shall not be affected by the failure to make any such recordation or endorsement thereof. In lieu of making recordation or endorsement, Holder hereby is authorized, at its option, to record the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on its books and records in accordance with its usual and customary practice, which recordation shall constitute prima facie evidence of the Loans made by Holder to Maker and payments in respect thereof made by Maker to Holder, absent manifest error.

         Upon the occurrence of an Event of Default, the entire outstanding principal balance of the indebtedness evidenced hereby, together with all accrued and unpaid interest thereon, may be declared, and immediately shall become, due and payable in full, all as provided in the Credit Agreement, subject to applicable notice and cure provisions in the said Credit Agreement.

         Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto, except as provided in the Credit Agreement.

         This Note is one of the "Notes" in the aggregate principal amount of $100,000,000 issued by Maker pursuant to the Credit Agreement, and this Note is entitled to the benefits of the Credit Agreement and the other Loan Documents.

         It is the intention of Maker and Holder to conform strictly to all laws applicable to the Holder that govern or limit the interest and loan charges that may be charged in respect of the indebtedness evidenced hereby. Anything in this Note, the Credit Agreement or any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Loans or the Letters of Credit, acceleration of the maturity of the unpaid balance of any of the Obligations or otherwise, shall the interest and loan charges agreed to be paid to any of the Lenders for the use of the money advanced or to be advanced under the Credit Agreement exceed the maximum amounts collectible pursuant to applicable law. Pursuant to the Credit Agreement, Maker and the Lenders have agreed that:

                  (a) if for any reason whatsoever the interest or loan charges paid or contracted to be paid by Maker to any of the Lenders in respect of the Loans shall exceed the maximum amount collectible under the law applicable to such Lender, then, in that event, and notwithstanding anything to the contrary in the Credit Agreement, the Notes or any other Loan Document (i) the aggregate of all consideration that constitutes interest or loan charges under the law applicable to such Lender that is contracted for, taken, reserved, charged or received under the Credit Agreement, the Notes or any other Loan Document or otherwise in connection with the Obligations under no circumstances shall exceed the maximum amounts allowed by such applicable law, and any excess paid to any Lender shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount outstanding under the Credit Agreement, the Notes and the other Loan Documents has been or thereby would be paid in full, refunded to Maker), and (ii) in the event that the maturity of any or all of the Obligations is accelerated by reason of an election of the Lenders resulting from any Default under the Credit Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest or loan charges under the law applicable to any Lender may never include more than the maximum amounts allowed by the law applicable to such Lender, and any excess interest or loan charges provided for in the Credit Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount of the Obligations has been or thereby would be paid in full, refunded by such Lender to Maker);

                  (b) all sums paid or agreed to be paid to the Lenders for the use, forbearance or detention of sums due under the Credit Agreement shall, to the extent permitted by applicable law, be prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest and loan charges on account of the Obligations will not exceed any applicable legal limitation; and

                  (c) the right to accelerate the maturity of the Obligations does not include the right to accelerate the maturity of any interest or loan charges not otherwise accrued on the date of such acceleration, and the Lenders do not intend to charge or collect any unearned interest or loan charges in the event of any such acceleration.

         This Note has been negotiated, executed and delivered in the State of Tennessee, and is intended as a contract under and shall be construed and enforceable in accordance with the laws of said state, without reference to the conflicts or choice of law principles thereof, except to the extent that Federal law may be applicable to determining the maximum amount of interest that may be charged by Holder in respect of the indebtedness evidenced hereby.

     This Note amends and restates that certain Promissory Note of Maker in favor of Payee dated May 25, 1995 in its entirety.

         IN WITNESS WHEREOF, the undersigned Maker has caused this Note to be executed by its duly authorized officers as of the date first above written.


                                            MAKER:

                          GOODY'S FAMILY CLOTHING, INC.


                                            By:

                                            Title:


                                            Attest:

                                            Title:

1021806.01

                      AMENDED AND RESTATED PROMISSORY NOTE


$15,000,000        Knoxville, Tennessee                       October 31, 1996


         FOR VALUE RECEIVED, on or before the Termination Date, as defined in the hereinafter described Credit Agreement, the undersigned, GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation ("Maker"), promises to pay to the order of FIRST AMERICAN NATIONAL BANK ("Payee"; Payee, and any subsequent holder[s] hereof, being hereinafter referred to collectively as "Holder"), the principal sum of FIFTEEN MILLION AND 00/100THS DOLLARS ($15,000,000.00) or, if less, the aggregate unpaid principal amount of all Loans advanced here against pursuant to that certain Amended and Restated Credit Agreement dated October 31, 1996, by and among Maker, First Tennessee Bank National Association, a national banking association, as Administrative Agent, and the Lenders party thereto, as amended by that certain Amendment Agreement of even date herewith (together with any amendments thereto and/or modifications thereof, herein referred to as the "Credit Agreement"; capitalized terms used but not otherwise defined herein shall have the same meanings as in the Credit Agreement), together with interest on the unpaid principal balance of the Loans evidenced hereby at the rate(s) specified in the Credit Agreement; provided that in no event shall the interest and loan charges payable in respect of the indebtedness evidenced hereby exceed the maximum amounts from time to time allowed to be collected under applicable law.

         Principal and interest payable in respect of the indebtedness evidenced by this Note shall be due and payable at the times and in the manner specified in the Credit Agreement.

         Holder hereby is authorized to record and endorse the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on a schedule annexed to and constituting a part of this Note, which recordation and endorsement shall constitute prima facie evidence of the respective Loans made by Holder to Maker and payments made by Maker to Holder, absent manifest error; provided, however, that (a) Holder's failure to make any such recordation or endorsement shall not in any way limit or otherwise affect the obligations of Maker or the rights and remedies of Holder under this Note or the Credit Agreement and (b) payments to Holder of the principal of and interest on the Loans evidenced hereby shall not be affected by the failure to make any such recordation or endorsement thereof. In lieu of making recordation or endorsement, Holder hereby is authorized, at its option, to record the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on its books and records in accordance with its usual and customary practice, which recordation shall constitute prima facie evidence of the Loans made by Holder to Maker and payments in respect thereof made by Maker to Holder, absent manifest error.

         Upon the occurrence of an Event of Default, the entire outstanding principal balance of the indebtedness evidenced hereby, together with all accrued and unpaid interest thereon, may be declared, and immediately shall become, due and payable in full, all as provided in the Credit Agreement, subject to applicable notice and cure provisions in the said Credit Agreement.

         Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto, except as provided in the Credit Agreement.

         This Note is one of the "Notes" in the aggregate principal amount of $100,000,000 issued by Maker pursuant to the Credit Agreement, and this Note is entitled to the benefits of the Credit Agreement and the other Loan Documents.

         It is the intention of Maker and Holder to conform strictly to all laws applicable to the Holder that govern or limit the interest and loan charges that may be charged in respect of the indebtedness evidenced hereby. Anything in this Note, the Credit Agreement or any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Loans or the Letters of Credit, acceleration of the maturity of the unpaid balance of any of the Obligations or otherwise, shall the interest and loan charges agreed to be paid to any of the Lenders for the use of the money advanced or to be advanced under the Credit Agreement exceed the maximum amounts collectible pursuant to applicable law. Pursuant to the Credit Agreement, Maker and the Lenders have agreed that:

                  (a) if for any reason whatsoever the interest or loan charges paid or contracted to be paid by Maker to any of the Lenders in respect of the Loans shall exceed the maximum amount collectible under the law applicable to such Lender, then, in that event, and notwithstanding anything to the contrary in the Credit Agreement, the Notes or any other Loan Document (i) the aggregate of all consideration that constitutes interest or loan charges under the law applicable to such Lender that is contracted for, taken, reserved, charged or received under the Credit Agreement, the Notes or any other Loan Document or otherwise in connection with the Obligations under no circumstances shall exceed the maximum amounts allowed by such applicable law, and any excess paid to any Lender shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount outstanding under the Credit Agreement, the Notes and the other Loan Documents has been or thereby would be paid in full, refunded to Maker), and (ii) in the event that the maturity of any or all of the Obligations is accelerated by reason of an election of the Lenders resulting from any Default under the Credit Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest or loan charges under the law applicable to any Lender may never include more than the maximum amounts allowed by the law applicable to such Lender, and any excess interest or loan charges provided for in the Credit Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount of the Obligations has been or thereby would be paid in full, refunded by such Lender to Maker);

                  (b) all sums paid or agreed to be paid to the Lenders for the use, forbearance or detention of sums due under the Credit Agreement shall, to the extent permitted by applicable law, be prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest and loan charges on account of the Obligations will not exceed any applicable legal limitation; and

                  (c) the right to accelerate the maturity of the Obligations does not include the right to accelerate the maturity of any interest or loan charges not otherwise accrued on the date of such acceleration, and the Lenders do not intend to charge or collect any unearned interest or loan charges in the event of any such acceleration.

         This Note has been negotiated, executed and delivered in the State of Tennessee, and is intended as a contract under and shall be construed and enforceable in accordance with the laws of said state, without reference to the conflicts or choice of law principles thereof, except to the extent that Federal law may be applicable to determining the maximum amount of interest that may be charged by Holder in respect of the indebtedness evidenced hereby.

     This Note amends and restates that certain Promissory Note of Maker in favor of Payee dated May 25, 1995 in its entirety.

         IN WITNESS WHEREOF, the undersigned Maker has caused this Note to be executed by its duly authorized officers as of the date first above written.


                                            MAKER:

                          GOODY'S FAMILY CLOTHING, INC.


                                            By:

                                            Title:


                                            Attest:

                                            Title:

1021807.01

                      AMENDED AND RESTATED PROMISSORY NOTE


$17,500,000       Knoxville, Tennessee                      October 31, 1996


         FOR VALUE RECEIVED, on or before the Termination Date, as defined in the hereinafter described Credit Agreement, the undersigned, GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation ("Maker"), promises to pay to the order of AMSOUTH BANK OF ALABAMA ("Payee"; Payee, and any subsequent holder[s] hereof, being hereinafter referred to collectively as "Holder"), the principal sum of SEVENTEEN MILLION FIVE HUNDRED THOUSAND AND 00/100THS DOLLARS ($17,500,000.00) or, if less, the aggregate unpaid principal amount of all Loans advanced here against pursuant to that certain Amended and Restated Credit Agreement dated October 31, 1996, by and among Maker, First Tennessee Bank National Association, a national banking association, as Administrative Agent, and the Lenders party thereto, as amended by that certain Amendment Agreement of even date herewith (together with any amendments thereto and/or modifications thereof, herein referred to as the "Credit Agreement"; capitalized terms used but not otherwise defined herein shall have the same meanings as in the Credit Agreement), together with interest on the unpaid principal balance of the Loans evidenced hereby at the rate(s) specified in the Credit Agreement; provided that in no event shall the interest and loan charges payable in respect of the indebtedness evidenced hereby exceed the maximum amounts from time to time allowed to be collected under applicable law.

         Principal and interest payable in respect of the indebtedness evidenced by this Note shall be due and payable at the times and in the manner specified in the Credit Agreement.

         Holder hereby is authorized to record and endorse the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on a schedule annexed to and constituting a part of this Note, which recordation and endorsement shall constitute prima facie evidence of the respective Loans made by Holder to Maker and payments made by Maker to Holder, absent manifest error; provided, however, that (a) Holder's failure to make any such recordation or endorsement shall not in any way limit or otherwise affect the obligations of Maker or the rights and remedies of Holder under this Note or the Credit Agreement and (b) payments to Holder of the principal of and interest on the Loans evidenced hereby shall not be affected by the failure to make any such recordation or endorsement thereof. In lieu of making recordation or endorsement, Holder hereby is authorized, at its option, to record the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on its books and records in accordance with its usual and customary practice, which recordation shall constitute prima facie evidence of the Loans made by Holder to Maker and payments in respect thereof made by Maker to Holder, absent manifest error.

         Upon the occurrence of an Event of Default, the entire outstanding principal balance of the indebtedness evidenced hereby, together with all accrued and unpaid interest thereon, may be declared, and immediately shall become, due and payable in full, all as provided in the Credit Agreement, subject to applicable notice and cure provisions in the said Credit Agreement.

         Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto, except as provided in the Credit Agreement.

         This Note is one of the "Notes" in the aggregate principal amount of $100,000,000 issued by Maker pursuant to the Credit Agreement, and this Note is entitled to the benefits of the Credit Agreement and the other Loan Documents.

         It is the intention of Maker and Holder to conform strictly to all laws applicable to the Holder that govern or limit the interest and loan charges that may be charged in respect of the indebtedness evidenced hereby. Anything in this Note, the Credit Agreement or any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Loans or the Letters of Credit, acceleration of the maturity of the unpaid balance of any of the Obligations or otherwise, shall the interest and loan charges agreed to be paid to any of the Lenders for the use of the money advanced or to be advanced under the Credit Agreement exceed the maximum amounts collectible pursuant to applicable law. Pursuant to the Credit Agreement, Maker and the Lenders have agreed that:

                  (a) if for any reason whatsoever the interest or loan charges paid or contracted to be paid by Maker to any of the Lenders in respect of the Loans shall exceed the maximum amount collectible under the law applicable to such Lender, then, in that event, and notwithstanding anything to the contrary in the Credit Agreement, the Notes or any other Loan Document (i) the aggregate of all consideration that constitutes interest or loan charges under the law applicable to such Lender that is contracted for, taken, reserved, charged or received under the Credit Agreement, the Notes or any other Loan Document or otherwise in connection with the Obligations under no circumstances shall exceed the maximum amounts allowed by such applicable law, and any excess paid to any Lender shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount outstanding under the Credit Agreement, the Notes and the other Loan Documents has been or thereby would be paid in full, refunded to Maker), and (ii) in the event that the maturity of any or all of the Obligations is accelerated by reason of an election of the Lenders resulting from any Default under the Credit Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest or loan charges under the law applicable to any Lender may never include more than the maximum amounts allowed by the law applicable to such Lender, and any excess interest or loan charges provided for in the Credit Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount of the Obligations has been or thereby would be paid in full, refunded by such Lender to Maker);

                  (b) all sums paid or agreed to be paid to the Lenders for the use, forbearance or detention of sums due under the Credit Agreement shall, to the extent permitted by applicable law, be prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest and loan charges on account of the Obligations will not exceed any applicable legal limitation; and

                  (c) the right to accelerate the maturity of the Obligations does not include the right to accelerate the maturity of any interest or loan charges not otherwise accrued on the date of such acceleration, and the Lenders do not intend to charge or collect any unearned interest or loan charges in the event of any such acceleration.

         This Note has been negotiated, executed and delivered in the State of Tennessee, and is intended as a contract under and shall be construed and enforceable in accordance with the laws of said state, without reference to the conflicts or choice of law principles thereof, except to the extent that Federal law may be applicable to determining the maximum amount of interest that may be charged by Holder in respect of the indebtedness evidenced hereby.

     This Note amends and restates that certain Promissory Note of Maker in favor of Payee dated May 25, 1995 in its entirety.

         IN WITNESS WHEREOF, the undersigned Maker has caused this Note to be executed by its duly authorized officers as of the date first above written.


                                            MAKER:

                          GOODY'S FAMILY CLOTHING, INC.


                                            By:

                                            Title:




Attest:

                                            Title:

1017888.02

                      AMENDED AND RESTATED PROMISSORY NOTE


$17,500,000                          Knoxville, Tennessee     November 1, 1996


         FOR VALUE RECEIVED, on or before the Termination Date, as defined in the hereinafter described Credit Agreement, the undersigned, GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation ("Maker"), promises to pay to the order of SOUTHTRUST BANK OF ALABAMA, N.A. ("Payee"; Payee, and any subsequent holder[s] hereof, being hereinafter referred to collectively as "Holder"), the principal sum of SEVENTEEN MILLION FIVE HUNDRED THOUSAND AND 00/100THS DOLLARS ($17,500,000.00) or, if less, the aggregate unpaid principal amount of all Loans advanced here against pursuant to that certain Amended and Restated Credit Agreement dated November 1, 1996, by and among Maker, First Tennessee Bank National Association, a national banking association, as Administrative Agent, and the Lenders party thereto, as amended by that certain Amendment Agreement of even date herewith (together with any amendments thereto and/or modifications thereof, herein referred to as the "Credit Agreement"; capitalized terms used but not otherwise defined herein shall have the same meanings as in the Credit Agreement), together with interest on the unpaid principal balance of the Loans evidenced hereby at the rate(s) specified in the Credit Agreement; provided that in no event shall the interest and loan charges payable in respect of the indebtedness evidenced hereby exceed the maximum amounts from time to time allowed to be collected under applicable law.

         Principal and interest payable in respect of the indebtedness evidenced by this Note shall be due and payable at the times and in the manner specified in the Credit Agreement.

         Holder hereby is authorized to record and endorse the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on a schedule annexed to and constituting a part of this Note, which recordation and endorsement shall constitute prima facie evidence of the respective Loans made by Holder to Maker and payments made by Maker to Holder, absent manifest error; provided, however, that (a) Holder's failure to make any such recordation or endorsement shall not in any way limit or otherwise affect the obligations of Maker or the rights and remedies of Holder under this Note or the Credit Agreement and (b) payments to Holder of the principal of and interest on the Loans evidenced hereby shall not be affected by the failure to make any such recordation or endorsement thereof. In lieu of making recordation or endorsement, Holder hereby is authorized, at its option, to record the date and principal amount of each Loan made by it, and the amount of each payment of principal and interest made to such Holder with respect to such Loans, on its books and records in accordance with its usual and customary practice, which recordation shall constitute prima facie evidence of the Loans made by Holder to Maker and payments in respect thereof made by Maker to Holder, absent manifest error.
         Upon the occurrence of an Event of Default, the entire outstanding principal balance of the indebtedness evidenced hereby, together with all accrued and unpaid interest thereon, may be declared, and immediately shall become, due and payable in full, all as provided in the Credit Agreement, subject to applicable notice and cure provisions in the said Credit Agreement.

         Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto, except as provided in the Credit Agreement.

         This Note is one of the "Notes" in the aggregate principal amount of $100,000,000 issued by Maker pursuant to the Credit Agreement, and this Note is entitled to the benefits of the Credit Agreement and the other Loan Documents.

         It is the intention of Maker and Holder to conform strictly to all laws applicable to the Holder that govern or limit the interest and loan charges that may be charged in respect of the indebtedness evidenced hereby. Anything in this Note, the Credit Agreement or any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Loans or the Letters of Credit, acceleration of the maturity of the unpaid balance of any of the Obligations or otherwise, shall the interest and loan charges agreed to be paid to any of the Lenders for the use of the money advanced or to be advanced under the Credit Agreement exceed the maximum amounts collectible pursuant to applicable law. Pursuant to the Credit Agreement, Maker and the Lenders have agreed that:

                  (a) if for any reason whatsoever the interest or loan charges paid or contracted to be paid by Maker to any of the Lenders in respect of the Loans shall exceed the maximum amount collectible under the law applicable to such Lender, then, in that event, and notwithstanding anything to the contrary in the Credit Agreement, the Notes or any other Loan Document (i) the aggregate of all consideration that constitutes interest or loan charges under the law applicable to such Lender that is contracted for, taken, reserved, charged or received under the Credit Agreement, the Notes or any other Loan Document or otherwise in connection with the Obligations under no circumstances shall exceed the maximum amounts allowed by such applicable law, and any excess paid to any Lender shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount outstanding under the Credit Agreement, the Notes and the other Loan Documents has been or thereby would be paid in full, refunded to Maker), and (ii) in the event that the maturity of any or all of the Obligations is accelerated by reason of an election of the Lenders resulting from any Default under the Credit Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest or loan charges under the law applicable to any Lender may never include more than the maximum amounts allowed by the law applicable to such Lender, and any excess interest or loan charges provided for in the Credit Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent the principal amount of the Obligations has been or thereby would be paid in full, refunded by such Lender to Maker);

                  (b) all sums paid or agreed to be paid to the Lenders for the use, forbearance or detention of sums due under the Credit Agreement shall, to the extent permitted by applicable law, be prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest and loan charges on account of the Obligations will not exceed any applicable legal limitation; and

                  (c) the right to accelerate the maturity of the Obligations does not include the right to accelerate the maturity of any interest or loan charges not otherwise accrued on the date of such acceleration, and the Lenders do not intend to charge or collect any unearned interest or loan charges in the event of any such acceleration.

         This Note has been negotiated, executed and delivered in the State of Tennessee, and is intended as a contract under and shall be construed and enforceable in accordance with the laws of said state, without reference to the conflicts or choice of law principles thereof, except to the extent that Federal law may be applicable to determining the maximum amount of interest that may be charged by Holder in respect of the indebtedness evidenced hereby.

         This Note amends and restates that certain Amended and Restated Promissory Note of Maker in favor of Payee dated May 20, 1996 in its entirety.

         IN WITNESS WHEREOF, the undersigned Maker has caused this Note to be executed by its duly authorized officers as of the date first above written.


                                            MAKER:

                          GOODY'S FAMILY CLOTHING, INC.



By:

                                            Title:



Attest:
                                            Title:

1017889.02



--------
1      Letter of Credit Request Number.

2 Date of Letter of Credit Request (at least one Business Day prior to the Date of Issuance).

3      Name of Issuing Bank.

4      Name of Beneficiary.

5      Date of Issuance.

6      Aggregate initial stated amount of Letter of Credit.

7      Insert last date upon which drafts may be presented.

8      Existing letter of credit number.

9